(MULTICURRENCY-CROSS BORDER)

                                ISDA[REGISTER]
                 International Swap Dealers Association, Inc.

                               MASTER AGREEMENT

                           dated as of 6 October 2006

Barclays Bank PLC and Permanent Master Issuer PLC and The Bank of New York as Security Trustee have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1.       INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.       OBLIGATIONS

(a)      GENERAL CONDITIONS.

         (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

         (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

         (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)      NETTING. If on any date amounts would otherwise be payable:--

         (i)    in the same currency; and

         (ii)   in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)      DEDUCTION OR WITHHOLDING FOR TAX.

         (i) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:-

                (1) promptly notify the other party ("Y") of such requirement;

                (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

                (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

                (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:

                       (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                       (B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

         (ii)   LIABILITY.  If:--

                (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

                (2)    X does not so deduct or withhold; and

                (3) a liability resulting from such Tax is assessed directly against X,

         then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.       REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a)      BASIC REPRESENTATIONS.

         (i) STATUS. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

         (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

         (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

         (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

         (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.       AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

         (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

         (ii) any other documents specified in the Schedule or any Confirmation; and

         (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORISATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.       EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

         (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

         (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

         (iii)  CREDIT SUPPORT DEFAULT.

                (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

                (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

                (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

         (iv) MISREPRESENTATION. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

         (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (l) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

         (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (l) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

         (vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

                (l) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;
                (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (l) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

         (viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

                (l) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

                (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

         (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

                (l) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

                (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

         (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (l) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

         (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
         Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

         (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

         (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.       EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto,
(8).

(b)      RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

         (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

         (ii) TRANSFER TO AVOID TERMINATION EVENT. If either an Illegality under Section 5(b)(i)(l) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

         If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

         Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

         (iii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

         (iv)   RIGHT TO TERMINATE. If:--

                (l)    a transfer under Section 6(b)(ii) or an agreement under
                Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

                (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one

         Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)      EFFECT OF DESIGNATION.

         (i)    If notice designating an Early Termination Date is given under
         Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

         (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)      CALCULATIONS.

         (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (l) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

         (ii) PAYMENT DATE. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

         (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default:--

                (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of
                (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

                (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

                (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to
                (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

                (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

         (ii) TERMINATION EVENTS. If the Early Termination Date results from a Termination Event:--

                (l) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

                (2)    Two Affected Parties. If there are two Affected
                Parties:--

                       (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and
                       (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                       (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

                If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

         (iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

         (iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.       TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.       CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement,
(ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.       MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)      COUNTERPARTS AND CONFIRMATIONS.

         (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

         (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.       OFFICES; MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.      EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.      NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

         (i) if in writing and delivered in person or by courier, on the date it is delivered;

         (ii) if sent by telex, on the date the recipient's answerback is received;

         (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

         (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

         (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.      GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

         (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

         (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.      DEFINITIONS

As used in this Agreement:--

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)      in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "LAWFUL" and "UNLAWFUL" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if
Section 6(e)(i)(l) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"SPECIFIED ENTITY" has the meaning specified in the Schedule.

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions),
(b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under
Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

          Barclays Bank PLC                      Permanent Master Issuer PLC
           (Name of Party)                             (Name of Party)

By: /s/ Jonathan Martin                    By: /s/ Dipti Vekaria
     Name:                                      Name:
     Title:                                     Title:
     Date:                                      Date:

The Bank of New York
   (Name of Party)

By: /s/ Kate Russell

                                                              SERIES 4 CLASS A1

                                   SCHEDULE
                                    TO THE
                               MASTER AGREEMENT

                          dated as of 6 October 2006

between

(1)      BARCLAYS BANK PLC ("PARTY A");

(2)      PERMANENT MASTER ISSUER PLC ("PARTY B"); and

(3) THE BANK OF NEW YORK (the "MASTER ISSUER SECURITY TRUSTEE", which expression will include its successors and assigns and which has agreed to become a party to this Agreement solely for the purpose of taking the benefit of Parts 5(b) and 5(l) of this Schedule and assuming the obligations under the final paragraph of Part 5(f) of this Schedule).

Part 1.  TERMINATION PROVISIONS

(a)      "SPECIFIED ENTITY" means in relation to Party A for the purpose of:-

         Section 5(a)(v), none

         Section 5(a)(vi), none

         Section 5(a)(vii), none

         Section 5(b)(iv), none

         and in relation to Party B for the purpose of:-

         Section 5(a)(v), none

         Section 5(a)(vi), none

         Section 5(a)(vii), none

         Section 5(b)(iv), none

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this Agreement:-

         (i)      Market Quotation will apply.

         (ii)      The Second Method will apply.

(g)      "TERMINATION CURRENCY" means Sterling.

(h) "ADDITIONAL TERMINATION EVENT" will apply. In addition to the Additional Termination Events set forth in Part 5(f)(viii) of this Schedule, the following will each constitute an Additional Termination
         Event:

         (i) The Additional Tax Representation (as defined in Part 2(b) of this Schedule), proves to have been incorrect or misleading in any material respect with respect to one or more Transactions (each an "AFFECTED TRANSACTION" for the purpose of this Additional Termination Event) when made or repeated or deemed to have been made or repeated. For the purpose of the foregoing Termination Event, the Affected Party will be Party A only.

         (ii) A redemption or purchase of the Relevant Notes occurs pursuant to Condition 5(F) (Optional Redemption or Purchase for Implementation of EU Capital Requirements Directive) of the terms and conditions thereof. For the purpose of the foregoing Termination Event: (A) for the purpose of Section 6(b)(iv), both parties will be Affected Parties; and (B) for the purpose of Section 6(e), the Affected Party will be Party B only.

Part 2.  TAX REPRESENTATIONS

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the Agreement, Party A makes the following representation (the "ADDITIONAL TAX REPRESENTATION"):

         (i) it is a party to each Transaction solely for the purposes of a trade (or part of a trade) carried on by it in the United Kingdom through a branch or agency or permanent establishment; or

         (ii) it is resident for tax purposes in the United Kingdom or in a jurisdiction with which the United Kingdom has a double tax treaty which makes provision, whether for relief or otherwise, in relation to interest.

         For the purpose of Section 3(f) of the Agreement, Party B does not make any representation.

Part 3.  AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and 4(a)(ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)      Tax forms, documents or certificates to be delivered are: none

(b)      Other documents to be delivered are:

         PARTY REQUIRED                                                           COVERED BY
         TO DELIVER       FORM/DOCUMENT/                   DATE BY WHICH          SECTION 3(D)
         DOCUMENT         CERTIFICATE                      TO BE DELIVERED        REPRESENTATION

         Party A and      Appropriate evidence of          On signing of this     Yes
         Party B          its signatory's authority        Agreement

         Party B          Certified copy of                On signing of this     Yes
                          board resolution and             Agreement
                          constitutional documents

         Party A          Legal opinion in form and        On signing of this     No
                          substance satisfactory to        Agreement
                          Party B

         Party B          Legal opinions from              On signing of this     No
                          Allen & Overy LLP                Agreement

         Party A          Credit Support Document in       On signing of this     Yes
                          respect of Party A specified     Agreement
                          in Part 4(f) of this Schedule

Part 4.  MISCELLANEOUS

(a)      ADDRESSES FOR NOTICES.

          Address for notices or communications to Party A:

          Address:        5 The North Colonnade
                          Canary Wharf
                          London E14 4BB

          Attention:      Derivatives Director, Legal Division

          Facsimile No.:  +44 20 7773 4932

          Email:          BGSOperations@barcap.com

          Address for notices or communications to Party B:

          Address:        35 Great St. Helen's
                          London
                          EC3A 6AP

          Attention:      The Secretary

          Facsimile No.:  020 7398 6325

          With a copy to: (i) HBOS Treasury Services plc

          Address:        33 Old Broad Street
                          London
                          EC2N 1HZ

          Attention:      Senior Director, Securitisation

          Facsimile No.:    020 7574 8303

                          (ii) the Master Issuer Security Trustee:

         Address:         The Bank of New York
                           One Canada Square
                           London
                           E14 5AL

         Attention:       Global Structured Finance - Corporate Trust

         Facsimile No.:   020 7964 6061/6339

(b)      PROCESS AGENT.   For the purpose of Section 13(c) of this Agreement:

         Party A appoints as its Process Agent:     None.

         Party B appoints as its Process Agent:     None.

(c)      OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)      MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION AGENT.  The Calculation Agent is Party A.

(f)      CREDIT SUPPORT DOCUMENT.  Details of any Credit Support Document:

         In respect of Party A: The Credit Support Annex dated the date hereof between Party A and Party B.

         In respect of Party B:   None.

(g) CREDIT SUPPORT PROVIDER. Credit Support Provider means in relation to Party A, none. Credit Support Provider means in relation to Party B, none.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with English law.

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

Part 5.  OTHER PROVISIONS

(a)      NO SET-OFF

(i) All payments under this Agreement will be made without set-off or counterclaim, except as expressly provided for in Section 6.

(ii) Section 6(e) will be amended by the deletion of the following sentence:

         "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(b)      SECURITY INTEREST

Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Master Issuer Security Trustee (or any successor thereto) pursuant to and in accordance with the Master Issuer Deed of Charge and acknowledges notice of such assignment. Each of the parties hereby confirms and agrees that the Master Issuer Security Trustee will not be liable for any of the obligations of Party B hereunder.

(c)      DISAPPLICATION OF CERTAIN EVENTS OF DEFAULT

Section 5(a)(ii), Section 5(a)(iii), Section 5(a)(iv), Section 5(a)(v), Section 5(a)(vii)(2), (4) (to the extent that it relates to actions taken by Party A or its Affiliates), (6), (7) and (9) and Section 5(a)(viii) will not apply in respect of Party B.

Section 5(a)(vii)(8) will not apply in respect of Party B to the extent that it applies to Section 5(a)(vii)(2), (4) (to the extent that it does not apply, as described above), (6) and (7).

Section 5(a)(v) will not apply in respect of Party A..

(d)      DISAPPLICATION OF CERTAIN TERMINATION EVENTS

The "Tax Event Upon Merger" provision of Section 5(b)(iii) will not apply to Party A or to Party B.

The "Tax Event" provision of Section 5(b)(ii) will not apply to Party B and will apply to Party A, provided that the application and interpretation of
Section 5(b)(ii) shall be restricted to a Change in Tax Law, as defined below, as a result of which Party A has been or will be required to pay a Gross-Up Amount (or, as the case may be, a Liability Amount) under Section 2(d).

For these purposes "Change in Tax Law" means any enactment, promulgation, execution or ratification of, or any change in or amendment to, any law that occurs on or after the date on which the relevant Transaction is entered into.

(e)      ADDITIONAL EVENT OF DEFAULT

The following will constitute an additional Event of Default with respect to Party B:

"NOTE ACCELERATION NOTICE. A Note Acceleration Notice is served on Party B in relation to the Relevant Notes."

(f)      RATINGS EVENT

(i) If the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-1+" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by S&P (an "INITIAL S&P RATING EVENT"), then Party A will at its own cost either:

         (A) within 10 days of the Initial S&P Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex, provided that such posting of collateral shall be subject to (i) if required by S&P at the time of such posting, Party A obtaining legal opinions satisfactory to S&P in relation to such posting and
                (ii) if the short-term, unsecured and unsubordinated debt obligations or the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-2" or "BBB+", respectively, by S&P, the verification by an independent third party on a monthly basis of the valuation of collateral; or

         within 30 days of the occurrence of such Initial S&P Rating Event:

         (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if S&P confirms that such transfer would maintain the rating of the Relevant Notes by S&P at, or restore the rating of the Relevant Notes by S&P to, the level it would have been at immediately prior to such Initial S&P Rating Event);

         (C) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if S&P confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Initial S&P Rating Event); or

         (D) take such other action as Party A may agree with S&P as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial S&P Rating Event.

         If any of paragraphs (i)(B), (i)(C) or (i)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(ii) If the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-3" by S&P and, as a result of such downgrade, the then current rating of the Relevant Notes may in the reasonable opinion of S&P be downgraded or placed under review for possible downgrade (such event, a "SUBSEQUENT S&P RATING EVENT"), then Party A will, within 10 days of the occurrence of such Subsequent S&P Rating Event, at its own cost either:

         (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if S&P confirms that such transfer would maintain the rating of the Relevant Notes by S&P at, or restore the rating of the Relevant Notes by S&P to, the level it would have been at immediately prior to such Subsequent S&P Rating Event);

         (B) take such other action as Party A may agree with S&P as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Subsequent S&P Rating Event; or

         (C) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if S&P confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Subsequent S&P Rating Event), and, if, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to paragraph (i)(A) above following an Initial S&P Rating Event, it will continue to post collateral notwithstanding the occurrence of a Subsequent S&P Rating Event until such time as any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above have been satisfied.

         If any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iii)    If:

         (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A1" (or its equivalent) by Moody's; or

         (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "Prime-1" (or its equivalent) by Moody's,

         (such cessation being an "INITIAL MOODY'S RATING EVENT"), then Party A will at its own cost either:

         (1) within 10 days of an Initial Moody's Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

         within 30 days of the occurrence of such Initial Moody's Rating Event:

         (2) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

         (3) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's; or

         (4)    take such other action as Party A may agree with Moody's.

         If any of paragraphs (iii)(2), (iii)(3) or (iii)(4) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iii)(1) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iv)     If:

         (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated as high as "A3" (or its equivalent) by Moody's; or

         (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated as high as "Prime-2" (or its equivalent) by Moody's,

         (such cessation being a "SUBSEQUENT MOODY'S RATING EVENT"), then Party A will:

         (1) on a reasonable efforts basis, as soon as reasonably practicable after the occurrence of such Subsequent Moody's Rating Event, at its own cost, either:

                (aa) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

                (bb) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either
                       (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's; or

                (cc) take such other action as Party A may agree with Moody's; and

         (2) provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex.

         If any of paragraphs (iv)(1)(aa), (bb) or (cc) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iv)(2) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

         For the purposes of paragraphs (iii) and (iv) of this Part 5(f), "REQUIRED RATINGS" means, in respect of the relevant entity, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "Prime-1" and its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A1", or such other ratings as may be agreed with Moody's from time to time.

         In relation to paragraphs (iii)(4) and (iv)(2) above, Party A will, upon receipt of reasonable notice from Moody's demonstrate to Moody's the calculation by Party A of the mark-to-market value of the outstanding Transactions. In relation to paragraph (iv)(2) above, Party A will, at its own cost, on receipt of reasonable notice from Moody's (which, for the avoidance of doubt, will be no less than 30 days) arrange a third party valuation of the mark-to-market value of the outstanding Transactions.

(v) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A+" (or its equivalent) by Fitch Ratings Ltd ("FITCH") or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F1" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (an "INITIAL FITCH RATING EVENT") then Party A will, at its own cost, either:

         (A) within 10 days of the Initial Fitch Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

         on a reasonable efforts basis within 30 days of the occurrence of such Initial Fitch Rating Event:

         (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such Initial Fitch Rating Event);

         (C) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Initial Fitch Rating Event); or

         (D) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial Fitch Rating Event.

         If any of paragraphs (v)(B), (v)(C) or (v)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (v)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(vi) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "BBB+" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F2" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (a "FIRST SUBSEQUENT FITCH RATING EVENT") then Party A will either:

         (A) within 10 days of the First Subsequent Fitch Rating Event provide collateral in the form of cash or securities in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)); or

         (B) on a reasonable efforts basis within 30 days of the occurrence of such First Subsequent Fitch Rating Event, at its own cost, attempt either to:

                (1) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event);

                (2) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event); or

                (3) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event.

         If any of paragraphs (vi)(B)(1), (2) or (3) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (v)(A) above or paragraph
         (vi)(A) will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(vii) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "BBB-" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F3" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (a "SECOND SUBSEQUENT FITCH RATING EVENT") then Party A will, on a reasonable efforts basis within 30 days of the occurrence of such Second Subsequent Fitch Rating Event, at its own cost, attempt either to:

         (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event);

         (B) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event); or

         (C) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event.

         Pending compliance with any of paragraphs (vii)(A), (B) or (C) above, Party A will provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)). If any of paragraphs (vii)(A), (B) or (C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A under the Credit Support Annex will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(viii)   (A)    If Party A does not take any of the measures described in
                paragraph (i) above, such failure will not be or give rise to an Event of Default but will constitute an Additional
                Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial S&P
                Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (B) If, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to paragraph (i)(A) above and fails to continue to post collateral pending compliance with any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the later of the tenth day following such Subsequent S&P Rating Event and the thirtieth day following the Initial S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions. Further, it will constitute an Additional Termination Event with respect to Party A if, even if it is posting collateral as required by paragraph (ii) above and notwithstanding Section 5(a)(ii), Party A does not take any of the measures described in paragraphs (ii)(A), (ii)(B) or
                (ii)(C) above. Such Additional Termination Event will be deemed to have occurred on the tenth day following the Subsequent S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (C) If Party A does not take any of the measures described in paragraph (iii)(1), (2), (3) or (4) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the thirtieth day following the occurrence of such Initial

                Moody's Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (D)    If Party A does not take the measures described in paragraph
                (iv)(2) above, such failure will give rise to an Event of Default with respect to Party A and will be deemed to have occurred on the thirtieth day following such Subsequent Moody's Rating Event (or, if Party A has provided collateral in accordance with the requirements of paragraph (iii)(4) above, such Event of Default will be deemed to have occurred on the tenth day following such Subsequent Moody's Rating Event) with Party A as the Defaulting Party. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the requirements of paragraph (iv)(2) above, and notwithstanding Section 5(a)(ii), Party A has failed, having applied reasonable efforts, to either transfer as described in paragraph (iv)(1)(aa), find a co-obligor or guarantor as described in paragraph (iv)(1)(bb) or take such other action as described in paragraph (iv)(1)(cc). Such Additional Termination Event will be deemed to have occurred on the thirtieth day after receiving notice of failure to use reasonable efforts with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (E)    If Party A does not take the measures described in paragraph
                (v) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (F)    If Party A does not take the measures described in paragraph
                (vi) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the First Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (G)    If Party A does not, pending compliance with any of paragraphs
                (vii)(A), (B) or (C), continue to comply with the terms of the Credit Support Annex, such failure will give rise to an Event of Default with respect to Party A and will be deemed to have occurred on the tenth day following such Second Subsequent Fitch Rating Event with Party A as the Defaulting Party. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the above requirements, Party A has failed, within 30 days following such Second Subsequent Fitch Rating Event, to either transfer as described in paragraph (vii)(A), find a guarantor as described in paragraph (vii)(B) or take such other action as described in paragraph (vii)(C). Such Additional Termination Event will be deemed to have occurred on the thirtieth day following such Second Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (H) In the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event or Event of Default under this Part 5(f) if Party B has found a replacement counterparty willing to enter into a new transaction on terms that reflect as closely as reasonably possible, as determined by Party B in its sole and absolute discretion, the economic, legal and credit terms of the Terminated Transactions with Party A, and Party B has acquired the Master Issuer Security Trustee's prior written consent.

Each of Party B and the Master Issuer Security Trustee will use their reasonable endeavours to co-operate with Party A in entering into such documents as may reasonably be requested by Party A in connection with the provision of such collateral pursuant to this Part 5(f).

For the avoidance of doubt, if any collateral is returned or transferred to Party A pursuant to the Credit Support Annex and this Part 5(f), such collateral shall be transferred or returned directly to Party A and not applied in whole or in part to pay any other Master Issuer Secured Creditor or any other party, both prior to or subsequent to the enforcement of security constituted by the Master Issuer Deed of Charge.

(g)      TRANSFER POLICY

Section 7 of this Agreement will not apply to Party A, who will be required to comply with, and will be bound by, the following:

Without prejudice to Section 6(b)(ii) as amended in this Schedule, Party A may transfer all (but not part only) of its interests and obligations in and under this Agreement to any of its Affiliates or to any other entity (each such Affiliate or entity a "TRANSFEREE") upon providing five Business Days' prior written notice to the Note Trustee, provided that:

(i) the Transferee's short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and its long-term, unsecured and unsubordinated debt obligations are then rated not less than "AA-" by S&P, "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency) or such Transferee's obligations under this Agreement are guaranteed by an entity whose short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and whose long-term, unsecured and unsubordinated debt obligations are then rated not less than "AA-" by S&P, "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency);

(ii) the Rating Agencies have confirmed that the transfer will not result in the then current rating of the Relevant Notes being downgraded;

(iii) the Transferee will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to withhold or deduct on account of any Tax (except in respect of default interest) amounts in excess of that which Party A would, on the next succeeding Scheduled Payment Date have been required to so withhold or deduct unless the Transferee would be required to make additional payments pursuant to
         Section 2(d)(i)(4) corresponding to such excess;

(iv) a Termination Event or Event of Default does not occur as a result of such transfer;

(v) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer; and

(vi) the Transferee confirms in writing that it will accept all of the interests and obligations in and under this Agreement which are to be transferred to it in accordance with the terms of this provision.

With respect to paragraph (iii) above, each party agrees to make such Payee Tax Representations and Payer Tax Representations as may reasonably be requested by the other party in order to reasonably satisfy such other party that such withholding or deduction will not occur and that no deductibility issues will arise.

Following the transfer all references to Party A (or its Credit Support Provider, as applicable) will be deemed to be references to the Transferee.

Save as otherwise provided for in this Agreement and notwithstanding Section 7, Party A will not be permitted to transfer (by way of security or otherwise) this Agreement nor any interest or obligation in or under this Agreement without the prior written consent of the Master Issuer Security Trustee.

(h)      ADDITIONAL REPRESENTATION

Section 3 is amended by the addition at the end thereof of the following additional representations (provided that the representation in Section 3(h) will be made by Party A only):

         "(g)   NO AGENCY. It is entering into this Agreement, including each
         Transaction, as principal and not as agent of any person or entity.

         (h) PARI PASSU. Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law."

(i)      RECORDING OF CONVERSATIONS

Each party to this Agreement (i) consents to the recording of the telephone conversations of trading, marketing and operations personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and (iii) agrees that in any Proceedings it will not object to the introduction of such recordings in evidence on the ground that consent was not properly given.

(j)      RELATIONSHIP BETWEEN THE PARTIES

The Agreement is amended by the insertion after Section 14 of an additional
Section 15, reading in its entirety as follows:

"15.     RELATIONSHIP BETWEEN THE PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) NON RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

(c) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser for it in respect of that Transaction."

(k)      TAX

The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

"(d)     Deduction or Withholding for Tax

(i)      Requirement to Withhold

         All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party ("X") is so required to deduct or withhold, then that party (the "DEDUCTING PARTY"):

         (1)    will promptly notify the other party ("Y") of such requirement;

         (2) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

         (3) will promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

         (4) if X is Party A, X will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the "GROSS UP AMOUNT") as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required.

(ii)     Liability

         If:

         (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax in respect of payments under this Agreement; and

         (2)    X does not so deduct or withhold; and

         (3) a liability resulting from such Tax is assessed directly against X,

         then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the "LIABILITY AMOUNT") (including any related liability for interest and penalties) together with an amount equal to the Tax payable by Party B on receipt of such amount but including any related liability for penalties only if Party A has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties).

(iii)    Tax Credit etc.

         Where Party A pays an amount in accordance with Section 2(d)(i)(4) above, Party B undertakes as follows:

         (1) to the extent that Party B obtains any Tax credit, allowance, set-off or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding giving rise to such payment (a "TAX CREDIT"), it will pay to Party A as soon as practical after receipt of the same so much of the cash benefit (as calculated below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required;

         (2) the "cash benefit" will, in the case of a Tax credit, allowance or set-off, be the additional amount of Tax which would have been payable by Party B in the jurisdiction referred to in clause (1) above but for the obtaining by it of the said Tax credit, allowance or set-off and, in the case of a repayment, will be the amount of the repayment together, in either case, with any related interest, repayment supplement or similar payment obtained by Party B; and

         (3) it will use all reasonable endeavours to obtain any Tax Credit as soon as is reasonably practicable provided that it will be the sole judge of the amount of such Tax Credit and of the date on which the same is received and will not be obliged to disclose to Party A any information relating to its tax affairs or tax computations save that Party B will, upon request by Party A, supply Party A with a reasonably detailed explanation of its calculation of the amount of any such Tax Credit and of the date on which the same is received."

(l)      SECURITY, ENFORCEMENT AND LIMITED RECOURSE

(i) Party A agrees with Party B and the Master Issuer Security Trustee to be bound by the terms of the Master Issuer Deed of Charge and, in particular, confirms that: (A) other than pursuant to the Credit Support Annex as contemplated in Part 5(f) or payment of any Tax Credit under this Agreement, no sum will be payable by or on behalf of Party B to it except in accordance with the provisions of the Master Issuer Deed of Charge; and (B) it will not take any steps for the winding up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B, subject to the provisions of the Master Issuer Deed of Charge.

(ii) In relation to all sums due and payable by Party B to Party A (other than Tax Credits and the return or transfer of collateral under the Credit Support Annex), Party A agrees that it will have recourse only to Master Issuer Available Funds, but always subject to the order of priority of payments set out in the Master Issuer Cash Management Agreement and the Master Issuer Deed of Charge.

(m)      CONDITION PRECEDENT

Section 2(a)(iii) will be amended by the deletion of the words "a Potential Event of Default" in respect of obligations of Party A only.

(n)      REPRESENTATIONS

Section 3(b) will be amended by the deletion of the words "or Potential Event of Default" in respect of the representation given by Party B only.

(o)      ADDITIONAL DEFINITIONS

Words and expressions defined in the Amended and Restated Master Definitions and Construction Schedule (the "MASTER SCHEDULE") and the Master Issuer Master Definitions and Construction Schedule (the "MASTER ISSUER SCHEDULE") (together the "MASTER DEFINITIONS SCHEDULE") signed on or about the date of this Agreement will, except so far as the context otherwise requires, have the same meaning in this Agreement. In the event of any inconsistency between the definitions in this Agreement and in the Master Definitions Schedule the definitions in this Agreement will prevail. In the event of any inconsistency between the Master Schedule and the Master Issuer Schedule, the Master Issuer Schedule will prevail. The rules of interpretation set out in the Master Definitions Schedule will apply to this Agreement.

(p)       CHANGE OF ACCOUNT

Section 2(b) of this Agreement is hereby amended by the addition of the following at the end thereof:

"; provided that such new account will be in the same legal and tax jurisdiction as the original account and such new account, in the case of Party B, is held with a financial institution with a short-term, unsecured, unsubordinated and unguaranteed debt obligation rating of at least "Prime-1" (in the case of Moody's), "A-1+" (in the case of S&P) and "F1+" (in the case of Fitch) (or, if such financial institution is not rated by a Rating Agency, at such equivalent rating that is acceptable to such Rating Agency)."

(q)      MODIFICATIONS TO CLOSE-OUT PROVISIONS

Upon the occurrence of an Event of Default with respect to Party A or an Additional Termination Event which entitles Party B to terminate any Affected Transaction pursuant to Section 6(b) of the Agreement, Party B will be entitled (but not obliged in the event that it does not designate an Early Termination
Date) to proceed in accordance with Section 6 of this Agreement, subject to the following:

(i) For the purposes of Section 6(d)(i), Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing and provided Party B is able to release this information without breaching the provisions of any law applicable to, or any contractual restriction binding upon, Party B.

(ii) The following amendments will be deemed to be made to the definition of "Market Quotation":

         (A) the word "firm" will be added before the word "quotations" in the second line; and

         (B) the words ", provided that such documentation would either be the same as this Agreement and the existing confirmations hereto (and the long-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "A+" by S&P and "A1" by Moody's and the short-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "Prime-1" by Moody's and "F1" by Fitch (or, if such Reference Market-maker is not rated by a Rating Agency, at such equivalent rating that is acceptable to such Rating Agency)) or the Rating Agencies have confirmed in writing that such proposed documentation will not adversely impact the ratings of the Notes" will be added after "agree" in the sixteenth line; and

         (C) the last sentence will be deleted and replaced with the following:

                "If, on the last date set for delivery of quotations, exactly two quotations are provided, the Market Quotation will be the higher of the two quotations. If only one quotation is provided on such date, Party B may, in its discretion, accept such quotation as the Market Quotation and, if Party B does not accept such quotation, it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined. If no quotation has been provided, it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined."

(iii) For the purpose of the definition of "Market Quotation", and without limitation of the general rights of Party B under the Agreement:

         (A) Party B will undertake to use its reasonable efforts to obtain at least three firm quotations as soon as reasonably practicable after the Early Termination Date and in any event within the time period specified pursuant to Part 5(q)(iii)(C) below;

         (B) Party A will, for the purposes of Section 6(e), be permitted to obtain on behalf of Party B quotations from Reference Market-makers;

         (C) If no quotations have been obtained within 6 Local Business Days after the occurrence of the Early Termination Date or such longer period as Party B may specify in writing to Party A, then it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined;

         (D)    Party B will be deemed to have discharged its obligations under
                Part 5(q)(iii)(A) above if it promptly requests, in writing, Party A (such request to be made within two Local Business Days after the occurrence of the Early Termination Date) to obtain on behalf of Party B quotations from Reference Market-makers. Party A agrees to act in accordance with such request;

         (E) Party B will not be obliged to consult with Party A as to the day and time of obtaining any quotations; and

         (F) "Market Quotation" in respect of the Terminated Transactions will be determined based on the anticipated rate of reduction in the Party A Currency Amount and the Party B Currency Amount (each as defined in the Confirmation) had such Early Termination Date not occurred or been designated.

(r)      CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this Agreement will not have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms but this will not affect any right or remedy of a third party which exists or is available apart from that Act.

(s)      SCOPE OF AGREEMENT

The provisions of this Agreement shall not apply to any Transactions other than the Credit Support Annex attached hereto and the Currency Swap Transaction in respect of the Series and Class of Notes identified on the first page of this Schedule (the "RELEVANT NOTES") having a Trade Date of 6 October 2006 and entered into between Party A and Party B.

(t)      REDUCTION OF PAYMENT OBLIGATIONS

In the event that any payment made by Party B to Party A under a Transaction is less than the amount which Party B is required to pay Party A under that Transaction, the payment obligation of Party A to Party B will be rateably reduced to the extent of the reduction in the amount paid by Party B to Party
A. For the avoidance of doubt, the payment of a reduced amount by Party A under this Agreement will not constitute a breach of the payment obligations in
Section 2(a)(i).

(BILATERAL FORM  -  TRANSFER) 1      (ISDA AGREEMENTS SUBJECT TO ENGLISH LAW) 2

                                ISDA[REGISTER]

             International Swaps and Derivatives Association, Inc.

                             CREDIT SUPPORT ANNEX

                            to the Schedule to the

                             ISDA MASTER AGREEMENT

                           dated as of 6 October 2006

                                    between

               Barclays Bank PLC and Permanent Master Issuer PLC
                  ("PARTY A")                 ("PARTY B")

and The Bank of New York as Security Trustee

This Annex supplements, forms part of, and is subject to, the ISDA Master Agreement referred to above and is part of its Schedule. For the purposes of this Agreement, including, without limitation, Sections 1(c), 2(a), 5 and 6 , the credit support arrangements set out in this Annex constitute a Transaction (for which this Annex constitutes the Confirmation).

PARAGRAPH 1.  INTERPRETATION

Capitalised terms not otherwise defined in this Annex or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 10, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 11 and the other provisions of this Annex, Paragraph 11 will prevail. For the avoidance of doubt, references to "transfer" in this Annex mean, in relation to cash, payment and, in relation to other assets, delivery.

__________________________
1 This document is not intended to create a charge or other security interest over the assets transferred under its terms. Persons intending to establish a collateral arrangement based on the creation of a charge or other security interest should consider using the ISDA Credit Support Deed (English law) or the ISDA Credit Support Annex (New York law), as appropriate.
2 This Credit Support Annex has been prepared for use with ISDA Master Agreements subject to English law. Users should consult their legal advisers as to the proper use and effect of this form and the arrangements it contemplates. In particular, users should consult their legal advisers if they wish to have the Credit Support Annex made subject to a governing law other than English law or to have the Credit Support Annex subject to a different governing law than that governing the rest of the ISDA Master Agreement (e.g., English law for the Credit Support Annex and New York law for the rest of the ISDA Master Agreement).

PARAGRAPH 2.  CREDIT SUPPORT OBLIGATIONS

(a) DELIVERY AMOUNT. Subject to Paragraphs 3 and 4, upon a demand made by the Transferee on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Transferor's Minimum Transfer Amount, then the Transferor will transfer to the Transferee Eligible Credit Support having a Value as of the date of transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 11(b)(iii)(D)). Unless otherwise specified in Paragraph 11(b), the "Delivery Amount" applicable to the Transferor for any Valuation Date will equal the amount by which:

         (i)    the Credit Support Amount

         exceeds

         (ii) the Value as of that Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).

(b) RETURN AMOUNT. Subject to Paragraphs 3 and 4, upon a demand made by the Transferor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Transferee's Minimum Transfer Amount, then the Transferee will transfer to the Transferor Equivalent Credit Support specified by the Transferor in that demand having a Value as of the date of transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 11(b)(iii)(D)) and the Credit Support Balance will, upon such transfer, be reduced accordingly. Unless otherwise specified in Paragraph 11(b), the "Return Amount" applicable to the Transferee for any Valuation Date will equal the amount by which:

         (i) the Value as of that Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the tranfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date)

         exceeds

         (ii)   the Credit Support Amount.

PARAGRAPH 3.  TRANSFERS, CALCULATIONS AND EXCHANGES

(a) TRANSFERS. All transfers under this Annex of any Eligible Credit Support, Equivalent Credit Support, Interest Amount or Equivalent Distributions shall be made in accordance with the instructions of the Transferee or Transferor, as applicable, and shall be made:

         (i) in the case of cash, by transfer into one or more bank accounts specified by the recipient;

         (ii) in the case of certificated securities which cannot or which the parties have agreed will not be delivered by book-entry, by delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, transfer tax stamps and any other documents necessary to constitute a legally valid transfer of the transferring party's legal and beneficial title to the recipient; and

         (iii) in the case of securities which the parties have agreed will be delivered by book-entry, by the giving of written instructions (including, for the avoidance of doubt, instructions given by telex, facsimile transmission or electronic messaging system) to the relevant depository institution or other entity specified by the recipient, together with a written copy of the instructions to the recipient, sufficient, if complied with, to result in a legally effective transfer of the transferring party's legal and beneficial title to the recipient.

Subject to Paragraph 4 and unless otherwise specified, if a demand for the transfer of Eligible Credit Support or Equivalent Credit Support is received by the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the date such demand is received; if a demand is received after the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the day after the date such demand is received.

(b) CALCULATIONS. All calculations of Value and Exposure for purposes of Paragraphs 2 and 4(a) will be made by the relevant Valuation Agent as of the relevant Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or, in the case of Paragraph 4(a), following the date of calculation).

(c)      EXCHANGES.

         (i) Unless otherwise specified in Paragraph 11, the Transferor may on any Local Business Day by notice inform the Transferee that it wishes to transfer to the Transferee Eligible Credit Support specified in that notice (the "New Credit Support") in exchange for certain Eligible Credit Support (the "Original Credit Support") specified in that notice comprised in the Transferor's Credit Support Balance.

         (ii) If the Transferee notifies the Transferor that it has consented to the proposed exchange, (A) the Transferor will be obliged to transfer the New Credit Support to the Transferee on the first Settlement Day following the date on which it receives notice (which may be oral telephonic notice) from the Transferee of its consent and
         (B) the Transferee will be obliged to transfer to the Transferor Equivalent Credit Support in respect of the Original Credit Support not later than the Settlement Day following the date on which the Transferee receives the New Credit Support, unless otherwise specified in Paragraph 11(d) (the "Exchange Date"); provided that the Transferee will only be obliged to transfer Equivalent Credit Support with a Value as of the date of transfer as close as practicable to, but in any event not more than, the Value of the New Credit Support as of that date.

PARAGRAPH 4.  DISPUTE RESOLUTION

(a) DISPUTED CALCULATIONS OR VALUATIONS. If a party (a "Disputing Party") reasonably disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, then:

         (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following, in the case of (I) above, the date that the demand is received under Paragraph 2 or, in the case of (II) above, the date of transfer;

         (2) in the case of (I) above, the appropriate party will transfer the undisputed amount to the other party not later than the close of business on the Settlement Day following the date that the demand is received under Paragraph 2;

         (3) the parties will consult with each other in an attempt to resolve the dispute; and

         (4) if they fail to resolve the dispute by the Resolution Time, then:

                (i) in the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 11(e), the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

                       (A) utilising any calculations of that part of the Exposure attributable to the Transactions that the parties have agreed are not in dispute;

                       (B)    calculating that part of the Exposure
                       attributable to the Transactions in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction, then fewer than four quotations may be used for that Transaction, and if no quotations are available for a particular Transaction, then the Valuation Agent's original calculations will be used for the Transaction; and

                       (C) utilising the procedures specified in Paragraph 11(e)(ii) for calculating the Value, if disputed, of the outstanding Credit Support Balance;

                (ii) in the case of a dispute involving the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, the Valuation Agent will recalculate the Value as of the date of transfer pursuant to Paragraph 11(e)(ii).

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) as soon as possible but in any event not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following such notice given by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraph 3(a), make the appropriate transfer.

(b) NO EVENT OF DEFAULT. The failure by a party to make a transfer of any amount which is the subject of a dispute to which Paragraph 4(a) applies will not constitute an Event of Default for as long as the procedures set out in this Paragraph 4 are being carried out. For the avoidance of doubt, upon completion of those procedures, Section 5(a)(i) of this Agreement will apply to any failure by a party to make a transfer required under the final sentence of Paragraph 4(a) on the relevant due date.

PARAGRAPH 5. TRANSFER OF TITLE, NO SECURITY INTEREST, DISTRIBUTIONS AND INTEREST AMOUNT

(a) TRANSFER OF TITLE. Each party agrees that all right, title and interest in and to any Eligible Credit Support, Equivalent Credit Support, Equivalent Distributions or Interest Amount which it transfers to the other party under the terms of this Annex shall vest in the recipient free and clear of any liens, claims, charges or encumbrances or any other interest of the transferring party or of any third person (other than a lien routinely imposed on all securities in a relevant clearance system).

(b) NO SECURITY INTEREST. Nothing in this Annex is intended to create or does create in favour of either party any mortgage, charge, lien, pledge, encumbrance or other security interest in any cash or other property transferred by one party to the other party under the terms of this Annex.

(c)      DISTRIBUTIONS AND INTEREST AMOUNT.

         (i) DISTRIBUTIONS. The Transferee will transfer to the Transferor not later than the Settlement Day following each Distributions Date cash, securities or other property of the same type, nominal value, description and amount as the relevant Distributions ("Equivalent Distributions") to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

         (ii) INTEREST AMOUNT. Unless otherwise specified in Paragraph 11(f)(iii), the Transferee will transfer to the Transferor at the times specified in Paragraph 11(f)(ii) the relevant Interest Amount to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

PARAGRAPH 6.  DEFAULT

If an Early Termination Date is designated or deemed to occur as a result of an Event of Default in relation to a party, an amount equal to the Value of the Credit Support Balance, determined as though the Early Termination Date were a Valuation Date, will be deemed to be an Unpaid Amount due to the Transferor (which may or may not be the Defaulting Party) for purposes of Section 6(e). For the avoidance of doubt, if Market Quotation is the applicable payment measure for purposes of Section 6(e), then the Market Quotation determined under Section 6(e) in relation to the Transaction constituted by this Annex will be deemed to be zero, and, if Loss is the applicable payment measure for purposes of Section 6(e), then the Loss determined under Section 6(e) in relation to the Transaction will be limited to the Unpaid Amount representing the Value of the Credit Support Balance.

PARAGRAPH 7.  REPRESENTATION

Each party represents to the other party (which representation will be deemed to be repeated as of each date on which it transfers Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions) that it is the sole owner of or otherwise has the right to transfer all Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions it transfers to the other party under this Annex, free and clear of any security interest, lien, encumbrance or other restriction (other than a lien routinely imposed on all securities in a relevant clearance system).

PARAGRAPH 8.  EXPENSES

Each party will pay its own costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer it is required to make under this Annex) in connection with performing its obligations under this Annex, and neither party will be liable for any such costs and expenses incurred by the other party.

PARAGRAPH 9.  MISCELLANEOUS

(a) DEFAULT INTEREST. Other than in the case of an amount which is the subject of a dispute under Paragraph 4(a), if a Transferee fails to make, when due, any transfer of Equivalent Credit Support, Equivalent Distributions or the Interest Amount, it will be obliged to pay the Transferor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value on the relevant Valuation Date of the items of property that were required to be transferred, from (and including) the date that the Equivalent Credit Support, Equivalent Distributions or Interest Amount were required to be transferred to (but excluding) the date of transfer of the Equivalent Credit Support, Equivalent Distributions or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) GOOD FAITH AND COMMERCIALLY REASONABLE MANNER. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(c) DEMANDS AND NOTICES. All demands and notices given by a party under this Annex will be given as specified in Section 12 of this Agreement.

(d) SPECIFICATIONS OF CERTAIN MATTERS. Anything referred to in this Annex as being specified in Paragraph 11 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

PARAGRAPH 10.  DEFINITIONS

As used in this Annex:

"BASE CURRENCY" means the currency specified as such in Paragraph 11(a)(i).

"BASE CURRENCY EQUIVALENT" means, with respect to an amount on a Valuation Date, in the case of an amount denominated in the Base Currency, such Base Currency amount and, in the case of an amount denominated in a currency other than the Base Currency (the "Other Currency"), the amount of Base Currency required to purchase such amount of the Other Currency at the spot exchange rate determined by the Valuation Agent for value on such Valuation Date.

"CREDIT SUPPORT AMOUNT" means, with respect to a Transferor on a Valuation Date, (i) the Transferee's Exposure plus (ii) all Independent Amounts applicable to the Transferor, if any, minus (iii) all Independent Amounts applicable to the Transferee, if any, minus (iv) the Transferor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

"CREDIT SUPPORT BALANCE" means, with respect to a Transferor on a Valuation Date, the aggregate of all Eligible Credit Support that has been transferred to or received by the Transferee under this Annex, together with any Distributions and all proceeds of any such Eligible Credit Support or Distributions, as reduced pursuant to Paragraph 2(b), 3(c)(ii) or 6. Any Equivalent Distributions or Interest Amount (or portion of either) not transferred pursuant to Paragraph 5(c)(i) or (ii) will form part of the Credit Support Balance.

"DELIVERY AMOUNT" has the meaning specified in Paragraph 2(a).

"DISPUTING PARTY" has the meaning specified in Paragraph 4.

"DISTRIBUTIONS" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance consisting of securities, all principal, interest and other payments and distributions of cash or other property to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time.

"DISTRIBUTIONS DATE" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance other than cash, each date on which a holder of such Eligible Credit Support is entitled to receive Distributions or, if that date is not a Local Business Day, the next following Local Business Day.

"ELIGIBLE CREDIT SUPPORT" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 11(b)(ii) including, in relation to any securities, if applicable, the proceeds of any redemption in whole or in part of such securities by the relevant issuer.

"ELIGIBLE CURRENCY" means each currency specified as such in Paragraph 11(a)(ii), if such currency is freely available.

"EQUIVALENT CREDIT SUPPORT" means, in relation to any Eligible Credit Support comprised in the Credit Support Balance, Eligible Credit Support of the same type, nominal value, description and amount as that Eligible Credit Support.

"EQUIVALENT DISTRIBUTIONS" has the meaning specified in Paragraph 5(c)(i).

"EXCHANGE DATE" has the meaning specified in Paragraph 11(d).

"EXPOSURE" means, with respect to a party on a Valuation Date and subject to Paragraph 4 in the case of a dispute, the amount, if any, that would be payable to that party by the other party (expressed as a positive number) or by that party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(1) of this Agreement if all Transactions (other than the Transaction constituted by this Annex) were being terminated as of the relevant Valuation Time, on the basis that (i) that party is not the Affected Party and (ii) the Base Currency is the Termination Currency; provided that Market Quotations will be determined by the Valuation Agent on behalf of that party using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"INDEPENDENT AMOUNT" means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11(b)(iii)(A); if no amount is specified, zero.

"INTEREST AMOUNT" means, with respect to an Interest Period, the aggregate sum of the Base Currency Equivalents of the amounts of interest determined for each relevant currency and calculated for each day in that Interest Period on the principal amount of the portion of the Credit Support Balance comprised of cash in such currency, determined by the Valuation Agent for each such day as follows:

         (x)    the amount of cash in such currency on that day; multiplied by

         (y)    the relevant Interest Rate in effect for that day; divided by

         (z)    360 (or, in the case of pounds sterling, 365).

"INTEREST PERIOD" means the period from (and including) the last Local Business Day on which an Interest Amount was transferred (or, if no Interest Amount has yet been transferred, the Local Business Day on which Eligible Credit Support or Equivalent Credit Support in the form of cash was transferred to or received by the Transferee) to (but excluding) the Local Business Day on which the current Interest Amount is transferred.

"INTEREST RATE" means, with respect to an Eligible Currency, the rate specified in Paragraph 11(f)(i) for that currency.

"LOCAL BUSINESS DAY", unless otherwise specified in Paragraph 11(h), means:

         (i) in relation to a transfer of cash or other property (other than securities) under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment;

         (ii) in relation to a transfer of securities under this Annex, a day on which the clearance system agreed between the parties for delivery of the securities is open for the acceptance and execution of settlement instructions or, if delivery of the securities is contemplated by other means, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place(s) agreed between the parties for this purpose;

         (iii) in relation to a valuation under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place of location of the Valuation Agent and in the place(s) agreed between the parties for this purpose; and

         (iv) in relation to any notice or other communication under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place specified in the address for notice most recently provided by the recipient.

"MINIMUM TRANSFER AMOUNT" means, with respect to a party, the amount specified as such for that party in Paragraph 11(b)(iii)(C); if no amount is specified, zero.

"NEW CREDIT SUPPORT" has the meaning specified in Paragraph 3(c)(i).

"NOTIFICATION TIME" has the meaning specified in Paragraph 11(c)(iv).

"RECALCULATION DATE" means the Valuation Date that gives rise to the dispute under Paragraph 4; provided, however, that if a subsequent Valuation Date occurs under Paragraph 2 prior to the resolution of the dispute, then the "RECALCULATION DATE" means the most recent Valuation Date under Paragraph 2.

"RESOLUTION TIME" has the meaning specified in Paragraph 11(e)(i).

"RETURN AMOUNT" has the meaning specified in Paragraph 2(b).

"SETTLEMENT DAY" means, in relation to a date, (i) with respect to a transfer of cash or other property (other than securities), the next Local Business Day and (ii) with respect to a transfer of securities, the first Local Business Day after such date on which settlement of a trade in the relevant securities, if effected on such date, would have been settled in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market in which such securities are principally traded (or, in either case, if there is no such customary practice, on the first Local Business Day after such date on which it is reasonably practicable to deliver such securities).

"THRESHOLD" means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11(b)(iii)(B); if no amount is specified, zero.

"TRANSFEREE" means, in relation to each Valuation Date, the party in respect of which Exposure is a positive number and, in relation to a Credit Support Balance, the party which, subject to this Annex, owes such Credit Support Balance or, as the case may be, the Value of such Credit Support Balance to the other party.

"TRANSFEROR" means, in relation to a Transferee, the other party.

"VALUATION AGENT" has the meaning specified in Paragraph 11(c)(i).

"VALUATION DATE" means each date specified in or otherwise determined pursuant to Paragraph 11(c)(ii).

"VALUATION PERCENTAGE" means, for any item of Eligible Credit Support, the percentage specified in Paragraph 11(b)(ii).

"VALUATION TIME" has the meaning specified in Paragraph 11(c)(iii).

"VALUE" means, for any Valuation Date or other date for which Value is calculated, and subject to Paragraph 4 in the case of a dispute, with respect to:

         (i) Eligible Credit Support comprised in a Credit Support Balance that is:

                (A) an amount of cash, the Base Currency Equivalent of such amount multiplied by the applicable Valuation Percentage, if any; and

                (B) a security, the Base Currency Equivalent of the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any; and

         (ii) items that are comprised in a Credit Support Balance and are not Eligible Credit Support, zero.

PARAGRAPH 11.  ELECTIONS AND VARIABLES

(a)      BASE CURRENCY AND ELIGIBLE CURRENCY.

         (i)    "BASE CURRENCY" means GBP.

                "ELIGIBLE CURRENCY" means the Base Currency and Euro.

         It is agreed by the parties that where the Credit Support Amount is transferred in a currency other than the Base Currency, the Valuation Percentage for each item listed as Eligible Credit Support in Paragraph 11(b)(ii) shall be reduced by a percentage agreed by the parties and approved by the relevant Rating Agency ("ADDITIONAL VALUATION PERCENTAGE"), which, in the case of Moody's, will be 8% or such lower percentage as agreed by the parties and approved by Moody's. For the purpose of this Annex, references to the "RELEVANT RATING AGENCY" shall mean the Rating Agency whose criteria will be used to determine the amount of Eligible Credit Support that Party A is required to transfer to Party B following a credit ratings downgrade of Party A.

(b)      CREDIT SUPPORT OBLIGATIONS.

         (i)    DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

                (A) "DELIVERY AMOUNT" has the meaning specified in Paragraph 2(a), except that the words, "upon a demand made by the Transferee" shall be deleted.

                (B)    "RETURN AMOUNT" has the meaning specified in Paragraph
                       2(b).

                (C) "CREDIT SUPPORT AMOUNT" has the meaning given to such term in respect of the S&P Criteria, Moody's Criteria or Fitch Criteria, as applicable, as set out in Paragraph 11(h)(v) below. In circumstances where more than one of the Ratings Criteria apply to Party A, the Credit Support Amount shall be calculated by reference to the Ratings Criteria which would result in Party A transferring the greatest amount of Eligible Credit Support. Under no circumstances will Party A be required to transfer more Eligible Credit Support than the greatest amount calculated in accordance with the Ratings Criteria set out below.

         (ii) ELIGIBLE CREDIT SUPPORT. The following items will qualify as "ELIGIBLE CREDIT SUPPORT" for Party A:

                                                     VALUATION PERCENTAGE

                (A)  cash in an Eligible Currency    100 per cent.

                (B)  negotiable debt obligations     for the purposes of S&P,
                     issued by the Government of     98.5 percent.; for the
                     the United Kingdom or the       purposes of Moody's, 98
                     United States of America        per cent.; and for the
                     (with local and foreign         purposes of Fitch, the
                     currency issuer ratings equal   Advance Rate for the
                     to or greater than "AA-" by     relevant type of
                     S&P, "AA-" by Fitch and "Aa3"   obligation and time
                     by Moody's) having a            to maturity as specified
                                                     in the
                     remaining time to maturity of   Appendix hereto (as
                     not more than one year;         amended by Fitch from time
                                                     to time) (the "Advance
                                                     Rate").

                (C)  negotiable debt                 for the purposes of S&P,92
                     obligations issued by the       per cent.; for the
                     Government of the United        purposes of Moody's,94 per
                     Kingdom or the United States    cent.; and for the
                     of America (with local and      purposes of Fitch, the
                     foreign currency issuer         Advance Rate.
                     ratings equal to or greater
                     than "AA-" by S&P, "AA-" by
                     Fitch and "Aa3" by Moody's)
                     having a remaining time to
                     maturity of more than one
                     year but not more than 5
                     years;

                (D)  negotiable debt obligations     for the purposes of S&P,
                     issued by the Government of     85.4 per cent;for the
                     the United Kingdom or the       purposes of Moody's,
                     United States of America        91 per cent.; and for
                     (with local and foreign         the purposes of Fitch, the
                     currency issuer ratings equal   Advance Rate.
                     to or greater than "AA-" by
                     S&P, "AA-" by Fitch and "Aa3"
                     by Moody's) having a
                     remaining time to maturity of
                     more than 5 years but not
                     more than 10 years;

                (E)  negotiable debt obligations     for the purposes of S&P,
                     issued by the Government of     77.5 per cent;for the
                     the United Kingdom or the       purposes of Moody's,
                     United States of America        77.5 per cent.; and for
                     (with local and foreign         the purposes of Fitch, the
                     currency issuer ratings equal   Advance Rate.
                     to or greater than "AA-" by
                     S&P, "AA-" by Fitch and "Aa3"
                     by Moody's) having a
                     remaining time to maturity of
                     more than 10 years but not
                     more than 15 years; or

                (F)  such other items as agreed      such Valuation Percentage
                     between Party A and the         as agreed between Party A
                     Rating Agencies, from time to   and the Rating Agencies
                     time, which Party B can         from time to time in
                     lawfully receive from, and      respect of such Eligible
                     transfer back to, Party A as    Credit Support.
                     required, that will qualify
                     as Eligible Credit Support.

                Where the ratings and/or the Valuation Percentages of the relevant Rating Agencies differ with respect to the same negotiable debt obligation, for the purposes of B to E above the lower of the ratings and/or the Valuation Percentages, as the case may be, shall apply.

         (iii)  THRESHOLDS.

                (A) "INDEPENDENT AMOUNT" means, for Party A and Party B, with respect to each Transaction, zero.

                (B)    "THRESHOLD" means, for Party A:

                       infinity, unless any of an Initial S&P Rating Event, a Subsequent S&P Rating Event, an Initial Moody's Rating Event, a Subsequent Moody's Rating Event, an Initial Fitch Rating Event, a First Subsequent Fitch Rating Event or a Second Subsequent Fitch Rating Event has occurred and is continuing and Party A has not taken alternative action as contemplated by Part 5(f) of the Schedule to the Agreement, in which case the Threshold for Party A shall be zero; and

                       "THRESHOLD" means, for Party B: infinity

                (C) "MINIMUM TRANSFER AMOUNT" means, with respect to Party A and Party B, GBP 50,000, provided that if (1) an Event of Default has occurred and is continuing in respect of which Party A is the Defaulting Party, or (2) an Additional Termination Event has occurred in respect of which Party A is an Affected Party, the Minimum Transfer Amount with respect to Party A shall be zero.

                (D) "ROUNDING". The Delivery Amount and the Return Amount will be rounded up and down to the nearest integral multiple of GBP 10,000 respectively, subject to the maximum Return Amount being equal to the Credit Support Balance.

(c)      VALUATION AND TIMING.

         (i)    "VALUATION AGENT" means Party A in all circumstances.

         (ii)   "VALUATION DATE" means each Local Business Day.

         (iii) "VALUATION TIME" means the close of business on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

         (iv) "NOTIFICATION TIME" means by 3:00 p.m., London time, on a Local Business Day.

(d) EXCHANGE DATE. "EXCHANGE DATE" has the meaning specified in Paragraph 3(c)(ii).

(e)      DISPUTE RESOLUTION.

         (i) "RESOLUTION TIME" means 2:00 p.m., London time, on the Local Business Day following the date on which notice is given that gives rise to a dispute under Paragraph 4.

         (ii) VALUE. For the purpose of Paragraphs 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as the case may be, on the relevant date will be calculated as follows:

                (A) with respect to any Eligible Credit Support or Equivalent Credit Support comprising securities ("SECURITIES") the Base Currency Equivalent of the sum of:

                       (a) (x) the last bid price on such date for such Securities on the principal national securities exchange on which such Securities are listed, multiplied by the applicable Valuation Percentage, or (y) where any Securities are not listed on a national securities exchange, the bid price for such Securities quoted as at the close of business on such date by any principal market maker (which shall not be and shall be independent from the Valuation Agent) for such Securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage, or (z) if no such bid price is able to be obtained for such date under sub-paragraphs
                              (x) or (y) above, the last bid price listed determined pursuant to sub-paragraph (x), or failing which sub-paragraph (y), as of the day next preceding such date on which such prices were available, multiplied by the applicable Valuation Percentage; and

                       (b) the accrued interest where applicable on such Securities (except to the extent that such interest shall have been paid to the Transferor pursuant to Paragraph 5(c)(ii) or included in the applicable price referred to in Paragraph 11(e)(ii)(A)(a) above) as of such date, provided that it is understood that in no circumstances shall the Transferee be required to transfer a Return Amount in excess of the Credit Support Balance;

                (B) with respect to any Cash, the Base Currency Equivalent of the amount thereof; and

                (C) with respect to any Eligible Credit Support or Equivalent Credit Support other than Securities and Cash, the Base Currency Equivalent of the fair market value thereof on such date, as determined in any reasonable manner chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage.

         (iii)  ALTERNATIVE. The provisions of Paragraph 4 will apply.

(f)      DISTRIBUTION AND INTEREST AMOUNT.

         (i) INTEREST RATE. The "INTEREST RATE" in relation to each Eligible Currency specified below will be:

                Eligible Currency   Interest Rate

                EUR For the relevant determination date, "EONIA", which means the overnight rate as calculated by the European Central Bank for such day, as set forth on Telerate Page 247 or any successor page.

                GBP For the relevant determination date, "SONIA", which means the reference rate equal to the overnight rate as calculated by the Wholesale Markets Brokers' Association which appears on Telerate Page 3937 or any successor page under the heading "Sterling Overnight Index" as of
                                    9.00 a.m., London time, on the first London
                                    Banking Day following that day.

         (ii) TRANSFER OF INTEREST AMOUNT. The transfer of the Interest Amount will be made on the first Local Business Day following the end of each calendar month, provided that: (1) Party B has earned and received such amount of interest, and (2) a Delivery Amount would not arise as a result of, or if already existing, would not be increased by, such transfer on such date or on any other Local Business Day on which Equivalent Credit Support is to be transferred to the Transferor pursuant to Paragraph 2(b).

         (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 5(c)(ii) will apply. For the purposes of calculating the Interest Amount the amount of interest calculated for each day of the Interest Period shall, with respect to any Eligible Currency, be compounded daily.

         (iv) INTEREST AMOUNT. The definition of "INTEREST AMOUNT" in Paragraph 10 shall be deleted and replaced with the following:

                ""INTEREST AMOUNT" means, with respect to an Interest Period and each portion of the Credit Support Balance comprised of cash in an Eligible Currency, the sum of the amounts of interest determined for each day in that Interest Period by the Valuation Agent as follows:

                (x) the amount of such currency comprised in the Credit Support Balance at the close of business for general dealings in the relevant currency on such day (or, if such day is not a Local Business Day, on the immediately preceding Local Business Day); multiplied by

                (y)    the relevant Interest Rate; divided by

                (z)    360 (or in the case of Pounds Sterling, 365)."

(g)      ADDRESSES FOR TRANSFERS.

         Party A: To be advised.

         Party B: To be advised.

(H)      OTHER PROVISIONS.

         (i)    TRANSFER TIMING

                (A) The final paragraph of Paragraph 3(a) shall be deleted and replaced with the following:

                       "Subject to Paragraph 4, and unless otherwise specified, any transfer of Eligible Credit Support or Equivalent Credit Support (whether by the Transferor pursuant to Paragraph 2(a) or by the Transferee pursuant to Paragraph 2(b)) shall be made not later than the close of business on the Settlement Day."

                (B) The definition of Settlement Day shall be deleted and replaced with the following:

                       "SETTLEMENT DAY" means: in respect of a transfer of securities the first Local Business Day after the Demand Date on which settlement of a trade in the relevant securities, if effected on the Demand Date, would have occurred in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market on which such securities are principally traded (or, in either case, if there is not such customary practice, on the first Local Business Day after the Demand Date on which it is reasonably practicable to deliver such securities); and in respect of any other transfer the next Local Business Day after the Demand Date.

                (C)    For the purposes of this Paragraph 11(h)(i):

                       "DEMAND DATE" means, with respect to a transfer by a party:

                       (i) in the case of a transfer pursuant to Paragraph 2, Paragraph 3 or Paragraph 4(a)(2), the relevant Valuation Date (assuming that, in the case of any transfer to be made by the Transferee, the Transferee has received a demand on such date from the Transferor). For the purposes of Paragraph 2 and Paragraph 4(a)(2), the Transferor will be deemed to receive notice of the demand by the Transferee to make a transfer of Eligible Credit Support;

                       (ii) in the case of a transfer pursuant to Paragraph 3(c)(ii)(A), the date on which the Transferee has given its consent to the proposed exchange; and

                       (iii) in the case of a transfer pursuant to Paragraph 5(c)(i), the Distributions Date.

                       On each Demand Date the Transferor shall deliver to the Transferee and the Note Trustee a statement showing the amount of Eligible Credit Support to be delivered.

         (ii)   EARLY TERMINATION

                The heading of Paragraph 6 shall be deleted and replaced with "Early Termination", the words "or a Termination Event where all Transactions are Affected Transactions" shall be added after the word "party" in the second line of Paragraph 6, and the words "or an Affected Party" shall be added after the words "Defaulting Party" in the fourth line of Paragraph 6.

         (iii)  COSTS OF TRANSFER ON EXCHANGE

                Notwithstanding Paragraph 8, the Transferor will be responsible for, and will reimburse the Transferee for, all costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer that it is required to make under this Annex) in connection with performing both its and the Transferee's obligations under this Annex, including but not limited to those involved in the transfer of Eligible Credit Support or Equivalent Credit Support either from the Transferor to the Transferee or from the Transferee to the Transferor hereto.

         (iv)   SINGLE TRANSFEROR AND SINGLE TRANSFEREE

                Party A and Party B agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Transferee" as used in this Annex means only Party B, and (b) the term "Transferor" as used in this Annex means only Party A.

         (v) "RATINGS CRITERIA" means, for the purposes of determining the amount of Eligible Credit Support that Party A is required to transfer hereunder following a credit ratings downgrade where Party A has opted to or is required to transfer Eligible Credit Support in support of its obligations under the Agreement, the criteria used by S&P (as set out in S&P's Structured Finance reports entitled "Standard & Poor's Global Interest Rate and Currency Swap Counterparty Rating Criteria Expanded" dated 17 December 2003 and "Global Interest Rate and Currency Swaps:
                Calculating the Collateral Required Amount" dated 26 February
                2004) ("S&P CRITERIA"), the criteria used by Moody's as at the date of the Agreement ("MOODY'S CRITERIA") and/or the criteria used by Fitch (as set out in Fitch's Structured Finance Report entitled "Counterparty Risk in Structured Finance Transactions:
                Swap Criteria" dated 13 September 2004) ("FITCH CRITERIA"), in respect of each of which the definition of "Credit Support Amount" is set out below.

                MOODY'S CRITERIA

                "CREDIT SUPPORT AMOUNT" shall be calculated in accordance with the meaning specified in Paragraph 10, provided however, that the words "plus the Additional Collateral Amount" shall be added after the words "Transferee's Exposure" in the second line thereof.

                For such purposes "ADDITIONAL COLLATERAL AMOUNT" means with respect to a Valuation Date, the sum of (a) the Transferee's Exposure multiplied by "A" and (b) the product of "B" multiplied by the Transaction Notional Amount, where:

                (i) "A" means 2 per cent. and "B" means 1.6 per cent. if the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under the Agreement are downgraded below "A1" by Moody's, or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under the Agreement are downgraded below "Prime-1" by Moody's;

                (ii) "A" means 2 per cent. and "B" shall be equal to 3.7 per cent. if the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under the Agreement, are downgraded below "A3" by Moody's, or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under the Agreement, are downgraded below "Prime-2" by Moody's; and

                (iii) "A" means 0 per cent. and "B" means 0 per cent. in all other cases.

                S&P CRITERIA

                "CREDIT SUPPORT AMOUNT" shall mean an amount calculated in accordance with the S&P Criteria.

                FITCH CRITERIA

                "CREDIT SUPPORT AMOUNT" shall mean at any time for the purposes of the Fitch Criteria with respect to a Transferor on a Valuation Date the result of the following formula:

                        max [MV plus VC x 105 per cent multiplied by N; 0]

                where:

                "MAX" means maximum;

                "MV" means the Transferee's Exposure;

                "VC" means the applicable volatility cushion at that time determined by reference to the table headed "Volatility Cushion (%)" appearing at the end of Appendix 2 to the Fitch Criteria (and for such purpose calculating the relevant Weighted Average Life assuming a zero prepayment rate and zero default rate in relation to the mortgages beneficially owned by Party B); and

                "N" means the Transaction Notional Amount at that time.

         (vi)   CALCULATIONS

                Paragraph 3(b) of this Annex shall be amended by inserting the words "and shall provide each party (or the other party, if the Valuation Agent is a party) with a description in reasonable detail of how such calculations were made, upon reasonable request" after the word "calculations" in the third line thereof.

         (vii)  DEMANDS AND NOTICES

                All demands, specifications and notices under this Annex will be made pursuant to Section 12 of this Agreement.

         (viii) EXPOSURE

                For the purpose of calculating Exposure pursuant to the meaning set out in Paragraph 10 of the Annex, the Valuation Agent shall, unless otherwise agreed in writing by the Rating Agencies, seek two quotations from Reference Market-makers, provided that if two Reference Market-makers are not available to provide a quotation, then fewer than two Reference Market-makers may be used for such purpose, and if no Reference Market-maker is available, then the Valuation Agent's estimate at mid-market will be used. Where more than one quotation is obtained, the quotation representing the greatest amount of the Transferee's Exposure shall be used by the Valuation Agent.

         (ix)   PARAGRAPH 6

For the purposes of determining the Credit Support Balance pursuant to Paragraph 6, the definition of Value in Paragraph 10 shall be amended by deleting the words "multiplied by the applicable Valuation Percentage, if any" from sub-paragraphs (i)(A) and (i)(B).

         (x)    DISTRIBUTIONS

"Distributions" has the meaning specified in Paragraph 10, except that the words "to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time" shall be deleted and replaced by the words "received by the Transferee in respect of such Eligible Credit Support".

"Distribution Date" has the meaning specified in Paragraph 10, except that the words "a holder of such Eligible Credit Support is entitled to receive Distributions" shall be deleted and replaced by the words "Distributions are received by the Transferee".

         (xi)   DEFINITIONS

                As used in this Annex, the following terms shall mean:

                "FITCH" means Fitch Ratings Ltd and includes any successors thereto;

                "MOODY'S" means Moody's Investors Service Limited and includes any successors thereto;

                "RATING AGENCIES" means Moody's, S&P and Fitch;

                "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc. and includes any successors thereto;

                "TRANSACTION" means the cross-currency swap transaction entered into between the parties on 16 October 2006 under the Agreement.

                "TRANSACTION NOTIONAL AMOUNT" means, in respect of a Valuation Date, the Currency Amount applicable to Party A in respect of the Transaction as at such Valuation Date.

                                   APPENDIX

                              FITCH ADVANCE RATES

                     NEGOTIABLE DEBT OBLIGATIONS     NEGOTIABLE DEBT
                     ISSUED BY THE GOVERNMENT        OBLIGATIONS ISSUED BY THE
                     OF THE UNITED KINGDOM (%)       GOVERNMENT OF THE UNITED
                                                     STATES OF AMERICA (%)

REMAINING MATURITY
(YEARS)

0-1                  98                              98.5

1-3                  96                              96.5

3-5                  94.5                            94.5

5-7                  93                              93

7-10                 92                              92

10-15                89                              90

                                                              SERIES 4 CLASS A1

From:        Barclays Bank PLC

To:          Permanent Master Issuer PLC
             35 Great St. Helen's
             London
             EC3A 6AP

Attention:   The Secretary

To:          The Bank of New York
             One Canada Square
             London
             E14 5AL

Attention:   Global Structured Finance - Corporate Trust

                                                               17 October, 2006

Dear Sirs,

CONFIRMATION - SERIES 4 CLASS A1 EURO TO STERLING CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below. This letter constitutes a "CONFIRMATION" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (Series 4 Class A1) entered into between us, you and The Bank of New York (the "SECURITY TRUSTEE") dated as of 6 October, 2006, as amended and supplemented from time to time (the "AGREEMENT"), which this Confirmation supplements, forms part of and is subject to. Notwithstanding Section 1(b) of the Agreement, Part 5(t) of the Schedule shall prevail in the event of any inconsistency between it and this Confirmation.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS") are incorporated into this Confirmation. In the event of any inconsistency between any of the following, the first listed will govern (i) this Confirmation; (ii) the Master Definitions Schedule; and (iii) the Definitions.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

         Party A:                        Barclays Bank PLC

         Party B:                        Permanent Master Issuer PLC

         Relevant Notes:                 Series 4 Class A1 Notes

         Trade Date:                     6 October, 2006

         Effective Date:                 17 October, 2006

         Termination Date:               The earlier of (i) the Quarterly
                                         Interest Payment Date falling in
                                         October 2015, (ii) the date on which
                                         all of the outstanding Relevant Notes
                                         are redeemed in full except pursuant
                                         to Condition 5(F) (Optional Redemption
                                         or Purchase for Implementation of EU
                                         Capital Requirements Directive) of the
                                         terms and conditions of the Relevant
                                         Notes and (iii) the date on which the
                                         Master Issuer Security Trustee has
                                         enforced the Master Issuer Security in
                                         accordance with the Master Issuer Deed
                                         of Charge and distributed the proceeds
                                         thereof in full.

         Currency Exchange Rate:         1.48544 EUR per GBP

         Business Days:                  London Business Day, New York Business
                                         Day and TARGET Business Day.

         Business Day Convention:        Modified Following.

         Calculation Period:             Has the meaning given to such term in
                                         the Definitions.

         Calculation Agent:              Party A

Party A Floating Amounts:

         Party A Currency Amount:        In respect of each Party A Calculation
                                         Period, an amount in Euros equal to
                                         the principal amount outstanding of
                                         the Relevant Notes on the first day of
                                         such Calculation Period (after taking
                                         into account any redemption on such
                                         day).

         Party A Payment Dates:          Each Quarterly Interest Payment Date
                                         from and including the Quarterly
                                         Interest Payment Date falling in
                                         January 2007 up to the Termination
                                         Date and the Termination Date.

         Party A Floating Rate:          In respect of each Party A Calculation
                                         Period, EURIBOR determined in respect
                                         of the first day of such Party A
                                         Calculation Period.

         Spread: 0.06 per cent. for Party A Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in April 2013 and 0.12 per cent. thereafter.

         Party A Floating Rate Day
         Count Fraction:                 Actual/360

Party B Floating Amounts:

         Party B Currency Amount:        In respect of each Party B Calculation
                                         Period, an amount in Sterling
                                         equivalent to the Party A Currency
                                         Amount for the Party A Calculation
                                         Period commencing on the first day of
                                         such Party B Calculation Period
                                         converted by reference to the Currency
                                         Exchange Rate.

         Party B Payment Dates:          Each Quarterly Interest Payment Date
                                         from and including the Quarterly
                                         Interest Payment Date falling in
                                         January 2007 up to the Termination
                                         Date and the Termination Date.

         Party B Floating Rate:          In respect of each Party B Calculation
                                         Period, Sterling-LIBOR determined in
                                         respect of the first day of such Party
                                         B Calculation Period.

         Spread: 0.0519 per cent. for Party B Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in April 2013 and 0.3538 per cent. thereafter.

         Party B Floating Rate Day
         Count Fraction:                 Actual/365 (Fixed)

Initial Exchange:

         Initial Exchange Date:          Effective Date

         Party A Initial
         Exchange Amount:                GBP 336,600,000

         Party B Initial
         Exchange Amount:                EUR 500,000,000

Interim Exchange:

         Interim Exchange Dates:         Each Quarterly Interest Payment Date
                                         (other than the Termination Date) on
                                         which any of the Relevant Notes are
                                         redeemed in whole or in part.

         Party A Interim
         Exchange Amount:                In respect of each Interim Exchange
                                         Date, an amount in Euros equal to the
                                         principal amount of the Relevant Notes
                                         redeemed on such Interim Exchange
                                         Date.

         Party B Interim
         Exchange Amount:                In respect of each Interim Exchange
                                         Date, the Sterling equivalent of the
                                         Party A Interim Exchange Amount for
                                         such Interim Exchange Date converted
                                         by reference to the Currency Exchange
                                         Rate.

Final Exchange:

         Final Exchange Date:            Termination Date

         Party A Final Exchange Amount:  An amount in Euros equal to the principal amount outstanding of the
                                         Relevant Notes on the Final Exchange
                                         Date (before taking into account any
                                         redemption on such day).

         Party B Final Exchange Amount:  An amount in Sterling equal to the principal amount outstanding of the
                                         Relevant Notes on the Final Exchange
                                         Date (before taking into account any
                                         redemption on such day), converted by
                                         reference to the Currency Exchange

                                         Rate.

                                         If Party B does not have sufficient
                                         principal available pursuant to the
                                         Master Issuer Cash Management
                                         Agreement to pay the Party B Final
                                         Exchange Amount in full on the Final
                                         Exchange Date and accordingly pays
                                         only a part of the Party B Final
                                         Exchange Amount to Party A on such
                                         date, Party A will be obliged on such
                                         date to deliver only the Euro
                                         equivalent of such part of the Party B
                                         Final Exchange Amount, converted by
                                         reference to the Currency Exchange
                                         Rate.

2.       Account Details:

         Payments to Party A
         in Euros:               Bank:               Barclays Bank PLC, 54
                                                     Lombard St, London

                                 Account Number:     152021

                                 Sort code:          20-00-00

                                 SWIFT:              BARCGB22

                                 Account name:       Barclays Swaps

         Payments to Party A
         in Sterling:            Bank:               Barclays Bank PLC, 54
                                                     Lombard St, London

                                 Account Number:     152021

                                 Sort code:          20-00-00

                                 SWIFT:              BARCGB22

                                 Account name:       Barclays Swaps

         Payments to Party B
         in Euros:               Bank:               Citibank, N.A., London

                                 Credit Account:     8378339

                                 FAO:                Citibank, N.A., London

                                 London Swift:       CITIGB2L

                                 Reference:          CATS XS0270510067

         Payments to Party B
         in Sterling:            Bank:               The Governor and Company
                                                     of the Bank of Scotland

                                 Account Number:     06052794

                                 Sort Code:          12-08-83

                                 Account Name:       Permanent Master Issuer
                                                     PLC Transaction Account

                                 Reference:          CATS XS0270510067

         It is agreed by the parties that payments made by Party A to the Principal Paying Agent in accordance with the settlement instructions, as detailed above, will be considered an absolute and conclusive discharge of Party A's obligations to Party B in respect of such payment, regardless of whether the Principal Paying Agent makes a payment in turn to Party B. This will continue to be the case until Party B changes its account in accordance with Section 2(b) of the Agreement.

3.       Notification to Party A

         For the purpose of making any determination or calculation hereunder, the Calculation Agent may rely on any information, report, notice or certificate delivered to it by the Master Issuer Cash Manager or Party B and the Calculation Agent will not be liable for any error, incompleteness or omission regarding such information.

         No later than one (1) Business Day prior to a Quarterly Interest Payment Date, Party B, or the Master Issuer Cash Manager acting on its behalf, will notify Party A of the amount of any principal payments to be made on the Relevant Notes on such Quarterly Interest Payment Date.

         Party B, or the Master Issuer Cash Manager acting on its behalf, will notify Party A of the occurrence of a Note Event of Default in relation to the Relevant Notes, the delivery of a Note Acceleration Notice in relation to the Relevant Notes or the commencement of enforcement under the Master Issuer Deed of Charge as soon as practicable following such occurrence.

4.       Notice Details:

         Party A:             Barclays Bank PLC

         Address:             5 The North Colonnade
                              Canary Wharf
                              London E14 4BB

         Facsimile No.:       +44 20 7773 4932

         Email:               BGSOperations@barcap.com

         Attention:           Derivatives Director, Legal Division

         Barclays Trade ID:   1401509b

         Party B:             Permanent Master Issuer PLC

         Address:             35 Great St. Helen's
                              London
                              EC3A 6AP

         Facsimile Number:    020 7398 6325

         Attention:           The Secretary

         With a copy to: (i)  the Security Trustee:

         Name:                The Bank of New York

         Address:             One Canada Square
                              London
                              E14 5AL

         Facsimile Number:    020 7964 6061/6339

         Attention:           Global Structured Finance

                      (ii)    HBOS Treasury Services plc

         Address:             33 Old Broad Street
                              London
                              EC2N 1HZ

         Facsimile Number:    020 7574 8303

         Attention:           Senior Director, Securitisation

Yours faithfully,

BARCLAYS BANK PLC

By: /s/ Jonathan Martin
Name:
Title:

Confirmed as of the date first written:

PERMANENT MASTER ISSUER PLC

By: /s/ Dipti Vekaria
Name:
Title:

THE BANK OF NEW YORK

By: /s/ Kate Russell
Name:
Title:

(MULTICURRENCY-CROSS BORDER)

                                ISDA[REGISTER]

                 International Swap Dealers Association, Inc.

                               MASTER AGREEMENT

                           dated as of 6 October 2006

Barclays Bank PLC and Permanent Issuer PLC and The Bank of New York as Security Trustee have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1.       INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.       OBLIGATIONS

(a)      GENERAL CONDITIONS.

         (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

         (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

         (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)      NETTING. If on any date amounts would otherwise be payable:--

         (i)    in the same currency; and

         (ii)   in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)      DEDUCTION OR WITHHOLDING FOR TAX.

         (i) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:-

                (1) promptly notify the other party ("Y") of such requirement;

                (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

                (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

                (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:

                      (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                      (B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

         (ii)   LIABILITY. If:--

                (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

                (2)   X does not so deduct or withhold; and

                (3) a liability resulting from such Tax is assessed directly against X,

         then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.       REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a)      BASIC REPRESENTATIONS.

         (i) STATUS. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

         (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

         (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

         (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

         (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.       AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

         (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

         (ii) any other documents specified in the Schedule or any Confirmation; and

         (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORISATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.       EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

         (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

         (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

         (iii)  CREDIT SUPPORT DEFAULT.

                (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

                (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

                (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

         (iv) MISREPRESENTATION. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

         (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (l) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

         (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (l) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

         (vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

                (l) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;
                (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (l) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

         (viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

                (l) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

                (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

         (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

                (l) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

                (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

         (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (l) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

         (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
         Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

         (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

         (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.       EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto,
(8).

(b)      RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

         (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

         (ii) TRANSFER TO AVOID TERMINATION EVENT. If either an Illegality under Section 5(b)(i)(l) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

         If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

         Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

         (iii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

         (iv)   RIGHT TO TERMINATE. If:--

                (l)   a transfer under Section 6(b)(ii) or an agreement under
                Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

                (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one

         Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)      EFFECT OF DESIGNATION.

         (i)    If notice designating an Early Termination Date is given under
         Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

         (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)      CALCULATIONS.

         (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (l) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

         (ii) PAYMENT DATE. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

         (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default:--

                (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of
                (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

                (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

                (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to
                (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

                (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

         (ii) TERMINATION EVENTS. If the Early Termination Date results from a Termination Event:--

                (l) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

                (2)   Two Affected Parties. If there are two Affected
                      Parties:--

                      (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and
                      (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                      (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

                If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

         (iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this
                Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

         (iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.       TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.       CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement,
(ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.       MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)      COUNTERPARTS AND CONFIRMATIONS.

         (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

         (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.      OFFICES; MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.      EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.      NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

         (i) if in writing and delivered in person or by courier, on the date it is delivered;

         (ii) if sent by telex, on the date the recipient's answerback is received;

         (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

         (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

         (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.      GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

         (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

         (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.      DEFINITIONS

As used in this Agreement:--

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)      in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "LAWFUL" and "UNLAWFUL" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if
Section 6(e)(i)(l) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"SPECIFIED ENTITY" has the meaning specified in the Schedule.

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions),
(b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under
Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

         Barclays Bank PLC                     Permanent Master Issuer PLC
          (Name of Party)                            (Name of Party)

By: /s/ Jonathan Martin                     By: /s/ Dipti Vekaria
    Name:                                       Name:
    Title:                                      Title:
    Date:                                       Date:

The Bank of New York
   (Name of Party)

By: /s/ Kate Russell
    Name:
    Title:
    Date:

                                                              SERIES 4 CLASS A2

                                   SCHEDULE
                                    TO THE
                               MASTER AGREEMENT

                          dated as of 6 October, 2006

between

(1)      BARCLAYS BANK PLC ("PARTY A");

(2)      PERMANENT MASTER ISSUER PLC ("PARTY B"); and

(3) THE BANK OF NEW YORK (the "MASTER ISSUER SECURITY TRUSTEE", which expression will include its successors and assigns and which has agreed to become a party to this Agreement solely for the purpose of taking the benefit of Parts 5(b) and 5(l) of this Schedule and assuming the obligations under the final paragraph of Part 5(f) of this Schedule).

Part 1.  TERMINATION PROVISIONS

(a)     "SPECIFIED ENTITY" means in relation to Party A for the purpose of:-

         Section 5(a)(v), none

         Section 5(a)(vi), none

         Section 5(a)(vii), none

         Section 5(b)(iv), none

         and in relation to Party B for the purpose of:-

         Section 5(a)(v), none

         Section 5(a)(vi), none

         Section 5(a)(vii), none

         Section 5(b)(iv), none

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this Agreement:-

         (i)    Market Quotation will apply.

         (ii)   The Second Method will apply.

(g)      "TERMINATION CURRENCY" means Sterling.

(h) "ADDITIONAL TERMINATION EVENT" will apply. In addition to the Additional Termination Events set forth in Part 5(f)(viii) of this Schedule, the following will each constitute an Additional Termination
        Event:

         (i) The Additional Tax Representation (as defined in Part 2(b) of this Schedule), proves to have been incorrect or misleading in any material respect with respect to one or more Transactions (each an "AFFECTED TRANSACTION" for the purpose of this Additional Termination Event) when made or repeated or deemed to have been made or repeated. For the purpose of the foregoing Termination Event, the Affected Party will be Party A only.

         (ii) A redemption or purchase of the Relevant Notes occurs pursuant to Condition 5(F) (Optional Redemption or Purchase for Implementation of EU Capital Requirements Directive) of the terms and conditions thereof. For the purpose of the foregoing Termination Event: (A) for the purpose of Section 6(b)(iv), both parties will be Affected Parties; and (B) for the purpose of Section 6(e), the Affected Party will be Party B only.

Part 2.  TAX REPRESENTATIONS

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the Agreement, Party A makes the following representation (the "ADDITIONAL TAX REPRESENTATION"):

         (i) it is a party to each Transaction solely for the purposes of a trade (or part of a trade) carried on by it in the United Kingdom through a branch or agency or permanent establishment; or

         (ii) it is resident for tax purposes in the United Kingdom or in a jurisdiction with which the United Kingdom has a double tax treaty which makes provision, whether for relief or otherwise, in relation to interest.

         For the purpose of Section 3(f) of the Agreement, Party B does not make any representation.

Part 3.  AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and 4(a)(ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)      Tax forms, documents or certificates to be delivered are: none

(b)      Other documents to be delivered are:


         PARTY REQUIRED                                                   COVERED BY
         TO DELIVER         FORM/DOCUMENT/         DATE BY WHICH          SECTION 3(D)
         DOCUMENT           CERTIFICATE            TO BE DELIVERED        REPRESENTATION
         Party A and        Appropriate            On signing of this     Yes
                            evidence of
         Party B            its signatory's        Agreement
                            authority

         Party B            Certified copy of      On signing of this     Yes
                            board resolution       Agreement
                            and constitutional
                            documents

         Party A            Legal opinion in       On signing of this     No
                            form and substance     Agreement
                            satisfactory to
                            Party B

         Party B            Legal opinions from    On signing of this
                            Allen & Overy LLP      Agreement              No

         Party A            Credit Support         On signing of this     Yes
                            Document in respect    Agreement
                            of Party A specified
                            in Part 4(f) of this
                             Schedule

Part 4.  MISCELLANEOUS

(a)      ADDRESSES FOR NOTICES.

         Address for notices or communications to Party A:

         Address:       5 The North Colonnade
                       Canary Wharf
                        London E14 4BB

         Attention:     Derivatives Director, Legal Division

         Facsimile No.: +44 20 7773 4932

         Email:        BGSOperations@barcap.com

         Address for notices or communications to Party B:

         Address:      35 Great St. Helen's
                        London
                        EC3A 6AP

         Attention:    The Secretary

         Facsimile No.:    020 7398 6325

         With a copy to: (i) HBOS Treasury Services plc

         Address:      33 Old Broad Street
                       London
                       EC2N 1HZ

         Attention:    Senior Director, Securitisation

         Facsimile No.:    020 7574 8303

                        (ii) the Master Issuer Security Trustee:

         Address:      The Bank of New York
                        One Canada Square
                        London
                        E14 5AL

         Attention:    Global Structured Finance - Corporate Trust

         Facsimile No.: 020 7964 6061/6339


(b)      PROCESS AGENT.  For the purpose of Section 13(c) of this Agreement:

         Party A appoints as its Process Agent:     None.

         Party B appoints as its Process Agent:     None.

(c)      OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)      MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION AGENT.  The Calculation Agent is Party A.

(f)      CREDIT SUPPORT DOCUMENT.  Details of any Credit Support Document:

         In respect of Party A: The Credit Support Annex dated the date hereof between Party A and Party B.

         In respect of Party B: None.

(g) CREDIT SUPPORT PROVIDER. Credit Support Provider means in relation to Party A, none.

         Credit Support Provider means in relation to Party B, none.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with English law.

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

Part 5.  OTHERPROVISIONS

(a)      NO SET-OFF

(i) All payments under this Agreement will be made without set-off or counterclaim, except as expressly provided for in Section 6.

(ii) Section 6(e) will be amended by the deletion of the following sentence:

         "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(b)      SECURITY INTEREST

Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Master Issuer Security Trustee (or any successor thereto) pursuant to and in accordance with the Master Issuer Deed of Charge and acknowledges notice of such assignment. Each of the parties hereby confirms and agrees that the Master Issuer Security Trustee will not be liable for any of the obligations of Party B hereunder.

(c)      DISAPPLICATION OF CERTAIN EVENTS OF DEFAULT

Section 5(a)(ii), Section 5(a)(iii), Section 5(a)(iv), Section 5(a)(v), Section 5(a)(vii)(2), (4) (to the extent that it relates to actions taken by Party A or its Affiliates), (6), (7) and (9) and Section 5(a)(viii) will not apply in respect of Party B.

Section 5(a)(vii)(8) will not apply in respect of Party B to the extent that it applies to Section 5(a)(vii)(2), (4) (to the extent that it does not apply, as described above), (6) and (7).

Section 5(a)(v) will not apply in respect of Party A..

(d)      DISAPPLICATION OF CERTAIN TERMINATION EVENTS

The "Tax Event Upon Merger" provision of Section 5(b)(iii) will not apply to Party A or to Party B.

The "Tax Event" provision of Section 5(b)(ii) will not apply to Party B and will apply to Party A, provided that the application and interpretation of
Section 5(b)(ii) shall be restricted to a Change in Tax Law, as defined below, as a result of which Party A has been or will be required to pay a Gross-Up Amount (or, as the case may be, a Liability Amount) under Section 2(d).

For these purposes "Change in Tax Law" means any enactment, promulgation, execution or ratification of, or any change in or amendment to, any law that occurs on or after the date on which the relevant Transaction is entered into.

(e)      ADDITIONAL EVENT OF DEFAULT

The following will constitute an additional Event of Default with respect to Party B:

"NOTE ACCELERATION NOTICE. A Note Acceleration Notice is served on Party B in relation to the Relevant Notes."

(f)      RATINGS EVENT

(i) If the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-1+" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by S&P (an "INITIAL S&P RATING EVENT"), then Party A will at its own cost either:

         (A) within 10 days of the Initial S&P Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex, provided that such posting of collateral shall be subject to (i) if required by S&P at the time of such posting, Party A obtaining legal opinions satisfactory to S&P in relation to such posting and
                (ii) if the short-term, unsecured and unsubordinated debt obligations or the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-2" or "BBB+", respectively, by S&P, the verification by an independent third party on a monthly basis of the valuation of collateral; or

         within 30 days of the occurrence of such Initial S&P Rating Event:

         (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if S&P confirms that such transfer would maintain the rating of the Relevant Notes by S&P at, or restore the rating of the Relevant Notes by S&P to, the level it would have been at immediately prior to such Initial S&P Rating Event);

         (C) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if S&P confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Initial S&P Rating Event); or

         (D) take such other action as Party A may agree with S&P as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial S&P Rating Event.

         If any of paragraphs (i)(B), (i)(C) or (i)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(ii) If the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-3" by S&P and, as a result of such downgrade, the then current rating of the Relevant Notes may in the reasonable opinion of S&P be downgraded or placed under review for possible downgrade (such event, a "SUBSEQUENT S&P RATING EVENT"), then Party A will, within 10 days of the occurrence of such Subsequent S&P Rating Event, at its own cost either:

         (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if S&P confirms that such transfer would maintain the rating of the Relevant Notes by S&P at, or restore the rating of the Relevant Notes by S&P to, the level it would have been at immediately prior to such Subsequent S&P Rating Event);

         (B) take such other action as Party A may agree with S&P as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Subsequent S&P Rating Event; or

         (C) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if S&P confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Subsequent S&P Rating Event), and, if, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to paragraph (i)(A) above following an Initial S&P Rating Event, it will continue to post collateral notwithstanding the occurrence of a Subsequent S&P Rating Event until such time as any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above have been satisfied.

         If any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iii)    If:

         (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A1" (or its equivalent) by Moody's; or

         (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "Prime-1" (or its equivalent) by Moody's,

         (such cessation being an "INITIAL MOODY'S RATING EVENT"), then Party A will at its own cost either:

         (1) within 10 days of an Initial Moody's Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

         within 30 days of the occurrence of such Initial Moody's Rating Event:

         (2) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

         (3) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's; or

         (4)    take such other action as Party A may agree with Moody's.

         If any of paragraphs (iii)(2), (iii)(3) or (iii)(4) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iii)(1) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iv)     If:

         (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated as high as "A3" (or its equivalent) by Moody's; or

         (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated as high as "Prime-2" (or its equivalent) by Moody's,

         (such cessation being a "SUBSEQUENT MOODY'S RATING EVENT"), then Party A will:

         (1) on a reasonable efforts basis, as soon as reasonably practicable after the occurrence of such Subsequent Moody's Rating Event, at its own cost, either:

                (aa) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

                (bb) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either
                       (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's; or

                (cc) take such other action as Party A may agree with Moody's; and

         (2) provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex.

         If any of paragraphs (iv)(1)(aa), (bb) or (cc) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iv)(2) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

         For the purposes of paragraphs (iii) and (iv) of this Part 5(f), "REQUIRED RATINGS" means, in respect of the relevant entity, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "Prime-1" and its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A1", or such other ratings as may be agreed with Moody's from time to time.

         In relation to paragraphs (iii)(4) and (iv)(2) above, Party A will, upon receipt of reasonable notice from Moody's demonstrate to Moody's the calculation by Party A of the mark-to-market value of the outstanding Transactions. In relation to paragraph (iv)(2) above, Party A will, at its own cost, on receipt of reasonable notice from Moody's (which, for the avoidance of doubt, will be no less than 30 days) arrange a third party valuation of the mark-to-market value of the outstanding Transactions.

(v) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A+" (or its equivalent) by Fitch Ratings Ltd ("FITCH") or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F1" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (an "INITIAL FITCH RATING EVENT") then Party A will, at its own cost, either:

         (A) within 10 days of the Initial Fitch Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

         on a reasonable efforts basis within 30 days of the occurrence of such Initial Fitch Rating Event:

         (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such Initial Fitch Rating Event);

         (C) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Initial Fitch Rating Event); or

         (D) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial Fitch Rating Event.

         If any of paragraphs (v)(B), (v)(C) or (v)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (v)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(vi) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "BBB+" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F2" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (a "FIRST SUBSEQUENT FITCH RATING EVENT") then Party A will either:

         (A) within 10 days of the First Subsequent Fitch Rating Event provide collateral in the form of cash or securities in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)); or

         (B) on a reasonable efforts basis within 30 days of the occurrence of such First Subsequent Fitch Rating Event, at its own cost, attempt either to:

                (1) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event);

                (2) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event); or

                (3) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event.

         If any of paragraphs (vi)(B)(1), (2) or (3) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (v)(A) above or paragraph
         (vi)(A) will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(vii) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "BBB-" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F3" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (a "SECOND SUBSEQUENT FITCH RATING EVENT") then Party A will, on a reasonable efforts basis within 30 days of the occurrence of such Second Subsequent Fitch Rating Event, at its own cost, attempt either to:

         (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event);

         (B) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event); or

         (C) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event.

         Pending compliance with any of paragraphs (vii)(A), (B) or (C) above, Party A will provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)). If any of paragraphs (vii)(A), (B) or (C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A under the Credit Support Annex will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(viii)   (A)    If Party A does not take any of the measures described in
                paragraph (i) above, such failure will not be or give rise to an Event of Default but will constitute an Additional
                Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial S&P
                Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (B) If, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to paragraph (i)(A) above and fails to continue to post collateral pending compliance with any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the later of the tenth day following such Subsequent S&P Rating Event and the thirtieth day following the Initial S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions. Further, it will constitute an Additional Termination Event with respect to Party A if, even if it is posting collateral as required by paragraph (ii) above and notwithstanding Section 5(a)(ii), Party A does not take any of the measures described in paragraphs (ii)(A), (ii)(B) or
                (ii)(C) above. Such Additional Termination Event will be deemed to have occurred on the tenth day following the Subsequent S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (C) If Party A does not take any of the measures described in paragraph (iii)(1), (2), (3) or (4) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the thirtieth day following the occurrence of such Initial

                Moody's Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (D)    If Party A does not take the measures described in paragraph
                (iv)(2) above, such failure will give rise to an Event of Default with respect to Party A and will be deemed to have occurred on the thirtieth day following such Subsequent Moody's Rating Event (or, if Party A has provided collateral in accordance with the requirements of paragraph (iii)(4) above, such Event of Default will be deemed to have occurred on the tenth day following such Subsequent Moody's Rating Event) with Party A as the Defaulting Party. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the requirements of paragraph (iv)(2) above, and notwithstanding Section 5(a)(ii), Party A has failed, having applied reasonable efforts, to either transfer as described in paragraph (iv)(1)(aa), find a co-obligor or guarantor as described in paragraph (iv)(1)(bb) or take such other action as described in paragraph (iv)(1)(cc). Such Additional Termination Event will be deemed to have occurred on the thirtieth day after receiving notice of failure to use reasonable efforts with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (E)    If Party A does not take the measures described in paragraph
                (v) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (F)    If Party A does not take the measures described in paragraph
                (vi) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the First Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (G)    If Party A does not, pending compliance with any of paragraphs
                (vii)(A), (B) or (C), continue to comply with the terms of the Credit Support Annex, such failure will give rise to an Event of Default with respect to Party A and will be deemed to have occurred on the tenth day following such Second Subsequent Fitch Rating Event with Party A as the Defaulting Party. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the above requirements, Party A has failed, within 30 days following such Second Subsequent Fitch Rating Event, to either transfer as described in paragraph (vii)(A), find a guarantor as described in paragraph (vii)(B) or take such other action as described in paragraph (vii)(C). Such Additional Termination Event will be deemed to have occurred on the thirtieth day following such Second Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (H) In the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event or Event of Default under this Part 5(f) if Party B has found a replacement counterparty willing to enter into a new transaction on terms that reflect as closely as reasonably possible, as determined by Party B in its sole and absolute discretion, the economic, legal and credit terms of the Terminated Transactions with Party A, and Party B has acquired the Master Issuer Security Trustee's prior written consent.

Each of Party B and the Master Issuer Security Trustee will use their reasonable endeavours to co-operate with Party A in entering into such documents as may reasonably be requested by Party A in connection with the provision of such collateral pursuant to this Part 5(f).

For the avoidance of doubt, if any collateral is returned or transferred to Party A pursuant to the Credit Support Annex and this Part 5(f), such collateral shall be transferred or returned directly to Party A and not applied in whole or in part to pay any other Master Issuer Secured Creditor or any other party, both prior to or subsequent to the enforcement of security constituted by the Master Issuer Deed of Charge.

(g)      TRANSFER POLICY

Section 7 of this Agreement will not apply to Party A, who will be required to comply with, and will be bound by, the following:

Without prejudice to Section 6(b)(ii) as amended in this Schedule, Party A may transfer all (but not part only) of its interests and obligations in and under this Agreement to any of its Affiliates or to any other entity (each such Affiliate or entity a "TRANSFEREE") upon providing five Business Days' prior written notice to the Note Trustee, provided that:

(i) the Transferee's short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and its long-term, unsecured and unsubordinated debt obligations are then rated not less than "AA-" by S&P, "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency) or such Transferee's obligations under this Agreement are guaranteed by an entity whose short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and whose long-term, unsecured and unsubordinated debt obligations are then rated not less than "AA-" by S&P, "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency);

(ii) the Rating Agencies have confirmed that the transfer will not result in the then current rating of the Relevant Notes being downgraded;

(iii) the Transferee will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to withhold or deduct on account of any Tax (except in respect of default interest) amounts in excess of that which Party A would, on the next succeeding Scheduled Payment Date have been required to so withhold or deduct unless the Transferee would be required to make additional payments pursuant to
         Section 2(d)(i)(4) corresponding to such excess;

(iv) a Termination Event or Event of Default does not occur as a result of such transfer;

(v) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer; and

(vi) the Transferee confirms in writing that it will accept all of the interests and obligations in and under this Agreement which are to be transferred to it in accordance with the terms of this provision.

With respect to paragraph (iii) above, each party agrees to make such Payee Tax Representations and Payer Tax Representations as may reasonably be requested by the other party in order to reasonably satisfy such other party that such withholding or deduction will not occur and that no deductibility issues will arise.

Following the transfer, all references to Party A (or its Credit Support Provider, as applicable) will be deemed to be references to the Transferee.

Save as otherwise provided for in this Agreement and notwithstanding Section 7, Party A will not be permitted to transfer (by way of security or otherwise) this Agreement nor any interest or obligation in or under this Agreement without the prior written consent of the Master Issuer Security Trustee.

(h)      ADDITIONAL REPRESENTATION

Section 3 is amended by the addition at the end thereof of the following additional representations (provided that the representation in Section 3(h) will be made by Party A only):

         "(g) NO AGENCY. It is entering into this Agreement, including each Transaction, as principal and not as agent of any person or entity.

         (h) PARI PASSU. Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law."

(i)      RECORDING OF CONVERSATIONS

Each party to this Agreement (i) consents to the recording of the telephone conversations of trading, marketing and operations personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and (iii) agrees that in any Proceedings it will not object to the introduction of such recordings in evidence on the ground that consent was not properly given.

(j)      RELATIONSHIP BETWEEN THE PARTIES

The Agreement is amended by the insertion after Section 14 of an additional
Section 15, reading in its entirety as follows:

"15.     RELATIONSHIP BETWEEN THE PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) NON RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

(c) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser for it in respect of that Transaction."

(k)      TAX

The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

"(d)     Deduction or Withholding for Tax

(i)      Requirement to Withhold

         All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party ("X") is so required to deduct or withhold, then that party (the "DEDUCTING PARTY"):

         (1)    will promptly notify the other party ("Y") of such requirement;

         (2) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

         (3) will promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

         (4) if X is Party A, X will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the "GROSS UP AMOUNT") as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required.

(ii)     Liability

         If:

         (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax in respect of payments under this Agreement; and

         (2)    X does not so deduct or withhold; and

         (3) a liability resulting from such Tax is assessed directly against X,

         then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the "LIABILITY AMOUNT") (including any related liability for interest and penalties) together with an amount equal to the Tax payable by Party B on receipt of such amount but including any related liability for penalties only if Party A has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties).

(iii)    Tax Credit etc.

         Where Party A pays an amount in accordance with Section 2(d)(i)(4) above, Party B undertakes as follows:

         (1) to the extent that Party B obtains any Tax credit, allowance, set?off or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding giving rise to such payment (a "TAX CREDIT"), it will pay to Party A as soon as practical after receipt of the same so much of the cash benefit (as calculated below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required;

         (2) the "cash benefit" will, in the case of a Tax credit, allowance or set?off, be the additional amount of Tax which would have been payable by Party B in the jurisdiction referred to in clause (1) above but for the obtaining by it of the said Tax credit, allowance or set?off and, in the case of a repayment, will be the amount of the repayment together, in either case, with any related interest, repayment supplement or similar payment obtained by Party B; and

         (3) it will use all reasonable endeavours to obtain any Tax Credit as soon as is reasonably practicable provided that it will be the sole judge of the amount of such Tax Credit and of the date on which the same is received and will not be obliged to disclose to Party A any information relating to its tax affairs or tax computations save that Party B will, upon request by Party A, supply Party A with a reasonably detailed explanation of its calculation of the amount of any such Tax Credit and of the date on which the same is received."

(l)      SECURITY, ENFORCEMENT AND LIMITED RECOURSE

(i) Party A agrees with Party B and the Master Issuer Security Trustee to be bound by the terms of the Master Issuer Deed of Charge and, in particular, confirms that: (A) other than pursuant to the Credit Support Annex as contemplated in Part 5(f) or payment of any Tax Credit under this Agreement, no sum will be payable by or on behalf of Party B to it except in accordance with the provisions of the Master Issuer Deed of Charge; and (B) it will not take any steps for the winding up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B, subject to the provisions of the Master Issuer Deed of Charge.

(ii) In relation to all sums due and payable by Party B to Party A (other than Tax Credits and the return or transfer of collateral under the Credit Support Annex), Party A agrees that it will have recourse only to Master Issuer Available Funds, but always subject to the order of priority of payments set out in the Master Issuer Cash Management Agreement and the Master Issuer Deed of Charge.

(m)      CONDITION PRECEDENT

Section 2(a)(iii) will be amended by the deletion of the words "a Potential Event of Default" in respect of obligations of Party A only.

(n)      REPRESENTATIONS

Section 3(b) will be amended by the deletion of the words "or Potential Event of Default" in respect of the representation given by Party B only.

(o)      ADDITIONAL DEFINITIONS

Words and expressions defined in the Amended and Restated Master Definitions and Construction Schedule (the "MASTER SCHEDULE") and the Master Issuer Master Definitions and Construction Schedule (the "MASTER ISSUER SCHEDULE") (together the "MASTER DEFINITIONS SCHEDULE") signed on or about the date of this Agreement will, except so far as the context otherwise requires, have the same meaning in this Agreement. In the event of any inconsistency between the definitions in this Agreement and in the Master Definitions Schedule the definitions in this Agreement will prevail. In the event of any inconsistency between the Master Schedule and the Master Issuer Schedule, the Master Issuer Schedule will prevail. The rules of interpretation set out in the Master Definitions Schedule will apply to this Agreement.

(p)      CHANGE OF ACCOUNT

Section 2(b) of this Agreement is hereby amended by the addition of the following at the end thereof:

"; provided that such new account will be in the same legal and tax jurisdiction as the original account and such new account, in the case of Party B, is held with a financial institution with a short-term, unsecured, unsubordinated and unguaranteed debt obligation rating of at least "Prime-1" (in the case of Moody's), "A?1+" (in the case of S&P) and "F1+" (in the case of Fitch) (or, if such financial institution is not rated by a Rating Agency, at such equivalent rating that is acceptable to such Rating Agency)."

(q)      MODIFICATIONS TO CLOSE-OUT PROVISIONS

Upon the occurrence of an Event of Default with respect to Party A or an Additional Termination Event which entitles Party B to terminate any Affected Transaction pursuant to Section 6(b) of the Agreement, Party B will be entitled (but not obliged in the event that it does not designate an Early Termination
Date) to proceed in accordance with Section 6 of this Agreement, subject to the following:

(i) For the purposes of Section 6(d)(i), Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing and provided Party B is able to release this information without breaching the provisions of any law applicable to, or any contractual restriction binding upon, Party B.

(ii) The following amendments will be deemed to be made to the definition of "Market Quotation":

         (A) the word "firm" will be added before the word "quotations" in the second line; and

         (B) the words ", provided that such documentation would either be the same as this Agreement and the existing confirmations hereto (and the long-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "A+" by S&P and "A1" by Moody's and the short-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "Prime-1" by Moody's and "F1" by Fitch (or, if such Reference Market-maker is not rated by a Rating Agency, at such equivalent rating that is acceptable to such Rating Agency)) or the Rating Agencies have confirmed in writing that such proposed documentation will not adversely impact the ratings of the Notes" will be added after "agree" in the sixteenth line; and

         (C) the last sentence will be deleted and replaced with the following:

                "If, on the last date set for delivery of quotations, exactly two quotations are provided, the Market Quotation will be the higher of the two quotations. If only one quotation is provided on such date, Party B may, in its discretion, accept such quotation as the Market Quotation and, if Party B does not accept such quotation, it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined. If no quotation has been provided, it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined."

(iii) For the purpose of the definition of "Market Quotation", and without limitation of the general rights of Party B under the Agreement:

         (A) Party B will undertake to use its reasonable efforts to obtain at least three firm quotations as soon as reasonably practicable after the Early Termination Date and in any event within the time period specified pursuant to Part 5(q)(iii)(C) below;

         (B) Party A will, for the purposes of Section 6(e), be permitted to obtain on behalf of Party B quotations from Reference Market-makers;

         (C) If no quotations have been obtained within 6 Local Business Days after the occurrence of the Early Termination Date or such longer period as Party B may specify in writing to Party A, then it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined;

         (D)    Party B will be deemed to have discharged its obligations under
                Part 5(q)(iii)(A) above if it promptly requests, in writing, Party A (such request to be made within two Local Business Days after the occurrence of the Early Termination Date) to obtain on behalf of Party B quotations from Reference Market-makers. Party A agrees to act in accordance with such request;

         (E) Party B will not be obliged to consult with Party A as to the day and time of obtaining any quotations; and

         (F) "Market Quotation" in respect of the Terminated Transactions will be determined based on the anticipated rate of reduction in the Party A Currency Amount and the Party B Currency Amount (each as defined in the Confirmation) had such Early Termination Date not occurred or been designated.

(r)      CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this Agreement will not have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms but this will not affect any right or remedy of a third party which exists or is available apart from that Act.

(s)      SCOPE OF AGREEMENT

The provisions of this Agreement shall not apply to any Transactions other than the Credit Support Annex attached hereto and the Currency Swap Transaction in respect of the Series and Class of Notes identified on the first page of this Schedule (the "RELEVANT NOTES") having a Trade Date of 6 October 2006 and entered into between Party A and Party B.

(t)      REDUCTION OF PAYMENT OBLIGATIONS

In the event that any payment made by Party B to Party A under a Transaction is less than the amount which Party B is required to pay Party A under that Transaction, the payment obligation of Party A to Party B will be rateably reduced to the extent of the reduction in the amount paid by Party B to Party
A. For the avoidance of doubt, the payment of a reduced amount by Party A under this Agreement will not constitute a breach of the payment obligations in
Section 2(a)(i).

(BILATERAL FORM - TRANSFER) 1        (ISDA AGREEMENTS SUBJECT TO ENGLISH LAW) 2

                                ISDA[REGISTER]

             International Swaps and Derivatives Association, Inc.

                             CREDIT SUPPORT ANNEX

                            to the Schedule to the

                             ISDA MASTER AGREEMENT

                           dated as of 6 October 2006

                                    between

                Barclays Bank PLC and Permanent Master Issuer PLC
                   ("PARTY A")               ("PARTY B")

and The Bank of New York as Security Trustee

This Annex supplements, forms part of, and is subject to, the ISDA Master Agreement referred to above and is part of its Schedule. For the purposes of this Agreement, including, without limitation, Sections 1(c), 2(a), 5 and 6 , the credit support arrangements set out in this Annex constitute a Transaction (for which this Annex constitutes the Confirmation).

PARAGRAPH 1. INTERPRETATION

Capitalised terms not otherwise defined in this Annex or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 10, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 11 and the other provisions of this Annex, Paragraph 11 will prevail. For the avoidance of doubt, references to "transfer" in this Annex mean, in relation to cash, payment and, in relation to other assets, delivery.

_________________________
1 This document is not intended to create a charge or other security interest over the assets transferred under its terms. Persons intending to establish a collateral arrangement based on the creation of a charge or other security interest should consider using the ISDA Credit Support Deed (English law) or the ISDA Credit Support Annex (New York law), as appropriate.
2 This Credit Support Annex has been prepared for use with ISDA Master Agreements subject to English law. Users should consult their legal advisers as to the proper use and effect of this form and the arrangements it contemplates. In particular, users should consult their legal advisers if they wish to have the Credit Support Annex made subject to a governing law other than English law or to have the Credit Support Annex subject to a different governing law than that governing the rest of the ISDA Master Agreement (e.g., English law for the Credit Support Annex and New York law for the rest of the ISDA Master Agreement).

PARAGRAPH 2. CREDIT SUPPORT OBLIGATIONS

(a) DELIVERY AMOUNT. Subject to Paragraphs 3 and 4, upon a demand made by the Transferee on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Transferor's Minimum Transfer Amount, then the Transferor will transfer to the Transferee Eligible Credit Support having a Value as of the date of transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 11(b)(iii)(D)). Unless otherwise specified in Paragraph 11(b), the "Delivery Amount" applicable to the Transferor for any Valuation Date will equal the amount by which:

         (i)    the Credit Support Amount

         exceeds

         (ii) the Value as of that Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).

(b) RETURN AMOUNT. Subject to Paragraphs 3 and 4, upon a demand made by the Transferor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Transferee's Minimum Transfer Amount, then the Transferee will transfer to the Transferor Equivalent Credit Support specified by the Transferor in that demand having a Value as of the date of transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 11(b)(iii)(D)) and the Credit Support Balance will, upon such transfer, be reduced accordingly. Unless otherwise specified in Paragraph 11(b), the "Return Amount" applicable to the Transferee for any Valuation Date will equal the amount by which:

         (i) the Value as of that Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the tranfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date)

         exceeds

         (ii)   the Credit Support Amount.

PARAGRAPH 3. TRANSFERS, CALCULATIONS AND EXCHANGES

(a) TRANSFERS. All transfers under this Annex of any Eligible Credit Support, Equivalent Credit Support, Interest Amount or Equivalent Distributions shall be made in accordance with the instructions of the Transferee or Transferor, as applicable, and shall be made:

         (i) in the case of cash, by transfer into one or more bank accounts specified by the recipient;

         (ii) in the case of certificated securities which cannot or which the parties have agreed will not be delivered by book?entry, by delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, transfer tax stamps and any other documents necessary to constitute a legally valid transfer of the transferring party's legal and beneficial title to the recipient; and

         (iii) in the case of securities which the parties have agreed will be delivered by book?entry, by the giving of written instructions (including, for the avoidance of doubt, instructions given by telex, facsimile transmission or electronic messaging system) to the relevant depository institution or other entity specified by the recipient, together with a written copy of the instructions to the recipient, sufficient, if complied with, to result in a legally effective transfer of the transferring party's legal and beneficial title to the recipient.

Subject to Paragraph 4 and unless otherwise specified, if a demand for the transfer of Eligible Credit Support or Equivalent Credit Support is received by the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the date such demand is received; if a demand is received after the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the day after the date such demand is received.

(b) CALCULATIONS. All calculations of Value and Exposure for purposes of Paragraphs 2 and 4(a) will be made by the relevant Valuation Agent as of the relevant Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or, in the case of Paragraph 4(a), following the date of calculation).

(c)      EXCHANGES.

         (i) Unless otherwise specified in Paragraph 11, the Transferor may on any Local Business Day by notice inform the Transferee that it wishes to transfer to the Transferee Eligible Credit Support specified in that notice (the "New Credit Support") in exchange for certain Eligible Credit Support (the "Original Credit Support") specified in that notice comprised in the Transferor's Credit Support Balance.

         (ii) If the Transferee notifies the Transferor that it has consented to the proposed exchange, (A) the Transferor will be obliged to transfer the New Credit Support to the Transferee on the first Settlement Day following the date on which it receives notice (which may be oral telephonic notice) from the Transferee of its consent and
         (B) the Transferee will be obliged to transfer to the Transferor Equivalent Credit Support in respect of the Original Credit Support not later than the Settlement Day following the date on which the Transferee receives the New Credit Support, unless otherwise specified in Paragraph 11(d) (the "Exchange Date"); provided that the Transferee will only be obliged to transfer Equivalent Credit Support with a Value as of the date of transfer as close as practicable to, but in any event not more than, the Value of the New Credit Support as of that date.

PARAGRAPH 4. DISPUTE RESOLUTION

(a) DISPUTED CALCULATIONS OR VALUATIONS. If a party (a "Disputing Party") reasonably disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, then:

         (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following, in the case of (I) above, the date that the demand is received under Paragraph 2 or, in the case of (II) above, the date of transfer;

         (2) in the case of (I) above, the appropriate party will transfer the undisputed amount to the other party not later than the close of business on the Settlement Day following the date that the demand is received under Paragraph 2;

         (3) the parties will consult with each other in an attempt to resolve the dispute; and

         (4) if they fail to resolve the dispute by the Resolution Time, then:

                (i) in the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 11(e), the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

                       (A) utilising any calculations of that part of the Exposure attributable to the Transactions that the parties have agreed are not in dispute;

                       (B)    calculating that part of the Exposure
                       attributable to the Transactions in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction, then fewer than four quotations may be used for that Transaction, and if no quotations are available for a particular Transaction, then the Valuation Agent's original calculations will be used for the Transaction; and

                       (C) utilising the procedures specified in Paragraph 11(e)(ii) for calculating the Value, if disputed, of the outstanding Credit Support Balance;

                (ii) in the case of a dispute involving the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, the Valuation Agent will recalculate the Value as of the date of transfer pursuant to Paragraph 11(e)(ii).

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) as soon as possible but in any event not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following such notice given by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraph 3(a), make the appropriate transfer.

(b) NO EVENT OF DEFAULT. The failure by a party to make a transfer of any amount which is the subject of a dispute to which Paragraph 4(a) applies will not constitute an Event of Default for as long as the procedures set out in this Paragraph 4 are being carried out. For the avoidance of doubt, upon completion of those procedures, Section 5(a)(i) of this Agreement will apply to any failure by a party to make a transfer required under the final sentence of Paragraph 4(a) on the relevant due date.

PARAGRAPH 5. TRANSFER OF TITLE, NO SECURITY INTEREST, DISTRIBUTIONS AND INTEREST AMOUNT

(a) TRANSFER OF TITLE. Each party agrees that all right, title and interest in and to any Eligible Credit Support, Equivalent Credit Support, Equivalent Distributions or Interest Amount which it transfers to the other party under the terms of this Annex shall vest in the recipient free and clear of any liens, claims, charges or encumbrances or any other interest of the transferring party or of any third person (other than a lien routinely imposed on all securities in a relevant clearance system).

(b) NO SECURITY INTEREST. Nothing in this Annex is intended to create or does create in favour of either party any mortgage, charge, lien, pledge, encumbrance or other security interest in any cash or other property transferred by one party to the other party under the terms of this Annex.

(c)      DISTRIBUTIONS AND INTEREST AMOUNT.

         (i) DISTRIBUTIONS. The Transferee will transfer to the Transferor not later than the Settlement Day following each Distributions Date cash, securities or other property of the same type, nominal value, description and amount as the relevant Distributions ("Equivalent Distributions") to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

         (ii) INTEREST AMOUNT. Unless otherwise specified in Paragraph 11(f)(iii), the Transferee will transfer to the Transferor at the times specified in Paragraph 11(f)(ii) the relevant Interest Amount to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

PARAGRAPH 6. DEFAULT

If an Early Termination Date is designated or deemed to occur as a result of an Event of Default in relation to a party, an amount equal to the Value of the Credit Support Balance, determined as though the Early Termination Date were a Valuation Date, will be deemed to be an Unpaid Amount due to the Transferor (which may or may not be the Defaulting Party) for purposes of Section 6(e). For the avoidance of doubt, if Market Quotation is the applicable payment measure for purposes of Section 6(e), then the Market Quotation determined under Section 6(e) in relation to the Transaction constituted by this Annex will be deemed to be zero, and, if Loss is the applicable payment measure for purposes of Section 6(e), then the Loss determined under Section 6(e) in relation to the Transaction will be limited to the Unpaid Amount representing the Value of the Credit Support Balance.

PARAGRAPH 7. REPRESENTATION

Each party represents to the other party (which representation will be deemed to be repeated as of each date on which it transfers Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions) that it is the sole owner of or otherwise has the right to transfer all Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions it transfers to the other party under this Annex, free and clear of any security interest, lien, encumbrance or other restriction (other than a lien routinely imposed on all securities in a relevant clearance system).

PARAGRAPH 8.  EXPENSES

Each party will pay its own costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer it is required to make under this Annex) in connection with performing its obligations under this Annex, and neither party will be liable for any such costs and expenses incurred by the other party.

PARAGRAPH 9.  MISCELLANEOUS

(a) DEFAULT INTEREST. Other than in the case of an amount which is the subject of a dispute under Paragraph 4(a), if a Transferee fails to make, when due, any transfer of Equivalent Credit Support, Equivalent Distributions or the Interest Amount, it will be obliged to pay the Transferor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value on the relevant Valuation Date of the items of property that were required to be transferred, from (and including) the date that the Equivalent Credit Support, Equivalent Distributions or Interest Amount were required to be transferred to (but excluding) the date of transfer of the Equivalent Credit Support, Equivalent Distributions or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) GOOD FAITH AND COMMERCIALLY REASONABLE MANNER. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(c) DEMANDS AND NOTICES. All demands and notices given by a party under this Annex will be given as specified in Section 12 of this Agreement.

(d) SPECIFICATIONS OF CERTAIN MATTERS. Anything referred to in this Annex as being specified in Paragraph 11 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

PARAGRAPH 10. DEFINITIONS

As used in this Annex:

"BASE CURRENCY" means the currency specified as such in Paragraph 11(a)(i).

"BASE CURRENCY EQUIVALENT" means, with respect to an amount on a Valuation Date, in the case of an amount denominated in the Base Currency, such Base Currency amount and, in the case of an amount denominated in a currency other than the Base Currency (the "Other Currency"), the amount of Base Currency required to purchase such amount of the Other Currency at the spot exchange rate determined by the Valuation Agent for value on such Valuation Date.

"CREDIT SUPPORT AMOUNT" means, with respect to a Transferor on a Valuation Date, (i) the Transferee's Exposure plus (ii) all Independent Amounts applicable to the Transferor, if any, minus (iii) all Independent Amounts applicable to the Transferee, if any, minus (iv) the Transferor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

"CREDIT SUPPORT BALANCE" means, with respect to a Transferor on a Valuation Date, the aggregate of all Eligible Credit Support that has been transferred to or received by the Transferee under this Annex, together with any Distributions and all proceeds of any such Eligible Credit Support or Distributions, as reduced pursuant to Paragraph 2(b), 3(c)(ii) or 6. Any Equivalent Distributions or Interest Amount (or portion of either) not transferred pursuant to Paragraph 5(c)(i) or (ii) will form part of the Credit Support Balance.

"DELIVERY AMOUNT" has the meaning specified in Paragraph 2(a).

"DISPUTING PARTY" has the meaning specified in Paragraph 4.

"DISTRIBUTIONS" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance consisting of securities, all principal, interest and other payments and distributions of cash or other property to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time.

"DISTRIBUTIONS DATE" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance other than cash, each date on which a holder of such Eligible Credit Support is entitled to receive Distributions or, if that date is not a Local Business Day, the next following Local Business Day.

"ELIGIBLE CREDIT SUPPORT" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 11(b)(ii) including, in relation to any securities, if applicable, the proceeds of any redemption in whole or in part of such securities by the relevant issuer.

"ELIGIBLE CURRENCY" means each currency specified as such in Paragraph 11(a)(ii), if such currency is freely available.

"EQUIVALENT CREDIT SUPPORT" means, in relation to any Eligible Credit Support comprised in the Credit Support Balance, Eligible Credit Support of the same type, nominal value, description and amount as that Eligible Credit Support.

"EQUIVALENT DISTRIBUTIONS" has the meaning specified in Paragraph 5(c)(i).

"EXCHANGE DATE" has the meaning specified in Paragraph 11(d).

"EXPOSURE" means, with respect to a party on a Valuation Date and subject to Paragraph 4 in the case of a dispute, the amount, if any, that would be payable to that party by the other party (expressed as a positive number) or by that party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(1) of this Agreement if all Transactions (other than the Transaction constituted by this Annex) were being terminated as of the relevant Valuation Time, on the basis that (i) that party is not the Affected Party and (ii) the Base Currency is the Termination Currency; provided that Market Quotations will be determined by the Valuation Agent on behalf of that party using its estimates at mid?market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"INDEPENDENT AMOUNT" means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11(b)(iii)(A); if no amount is specified, zero.

"INTEREST AMOUNT" means, with respect to an Interest Period, the aggregate sum of the Base Currency Equivalents of the amounts of interest determined for each relevant currency and calculated for each day in that Interest Period on the principal amount of the portion of the Credit Support Balance comprised of cash in such currency, determined by the Valuation Agent for each such day as follows:

         (x)    the amount of cash in such currency on that day; multiplied by

         (y)    the relevant Interest Rate in effect for that day; divided by

         (z)    360 (or, in the case of pounds sterling, 365).

"INTEREST PERIOD" means the period from (and including) the last Local Business Day on which an Interest Amount was transferred (or, if no Interest Amount has yet been transferred, the Local Business Day on which Eligible Credit Support or Equivalent Credit Support in the form of cash was transferred to or received by the Transferee) to (but excluding) the Local Business Day on which the current Interest Amount is transferred.

"INTEREST RATE" means, with respect to an Eligible Currency, the rate specified in Paragraph 11(f)(i) for that currency.

"LOCAL BUSINESS DAY", unless otherwise specified in Paragraph 11(h), means:

         (i) in relation to a transfer of cash or other property (other than securities) under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment;

         (ii) in relation to a transfer of securities under this Annex, a day on which the clearance system agreed between the parties for delivery of the securities is open for the acceptance and execution of settlement instructions or, if delivery of the securities is contemplated by other means, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place(s) agreed between the parties for this purpose;

         (iii) in relation to a valuation under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place of location of the Valuation Agent and in the place(s) agreed between the parties for this purpose; and

         (iv) in relation to any notice or other communication under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place specified in the address for notice most recently provided by the recipient.

"MINIMUM TRANSFER AMOUNT" means, with respect to a party, the amount specified as such for that party in Paragraph 11(b)(iii)(C); if no amount is specified, zero.

"NEW CREDIT SUPPORT" has the meaning specified in Paragraph 3(c)(i).

"NOTIFICATION TIME" has the meaning specified in Paragraph 11(c)(iv).

"RECALCULATION DATE" means the Valuation Date that gives rise to the dispute under Paragraph 4; provided, however, that if a subsequent Valuation Date occurs under Paragraph 2 prior to the resolution of the dispute, then the "RECALCULATION DATE" means the most recent Valuation Date under Paragraph 2.

"RESOLUTION TIME" has the meaning specified in Paragraph 11(e)(i).

"RETURN AMOUNT" has the meaning specified in Paragraph 2(b).

"SETTLEMENT DAY" means, in relation to a date, (i) with respect to a transfer of cash or other property (other than securities), the next Local Business Day and (ii) with respect to a transfer of securities, the first Local Business Day after such date on which settlement of a trade in the relevant securities, if effected on such date, would have been settled in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market in which such securities are principally traded (or, in either case, if there is no such customary practice, on the first Local Business Day after such date on which it is reasonably practicable to deliver such securities).

"THRESHOLD" means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11(b)(iii)(B); if no amount is specified, zero.

"TRANSFEREE" means, in relation to each Valuation Date, the party in respect of which Exposure is a positive number and, in relation to a Credit Support Balance, the party which, subject to this Annex, owes such Credit Support Balance or, as the case may be, the Value of such Credit Support Balance to the other party.

"TRANSFEROR" means, in relation to a Transferee, the other party.

"VALUATION AGENT" has the meaning specified in Paragraph 11(c)(i).

"VALUATION DATE" means each date specified in or otherwise determined pursuant to Paragraph 11(c)(ii).

"VALUATION PERCENTAGE" means, for any item of Eligible Credit Support, the percentage specified in Paragraph 11(b)(ii).

"VALUATION TIME" has the meaning specified in Paragraph 11(c)(iii).

"VALUE" means, for any Valuation Date or other date for which Value is calculated, and subject to Paragraph 4 in the case of a dispute, with respect to:

         (i) Eligible Credit Support comprised in a Credit Support Balance that is:

                (A) an amount of cash, the Base Currency Equivalent of such amount multiplied by the applicable Valuation Percentage, if any; and

                (B) a security, the Base Currency Equivalent of the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any; and

         (ii) items that are comprised in a Credit Support Balance and are not Eligible Credit Support, zero. [Barclays Bank PLC as Party A]

PARAGRAPH 11. ELECTIONS AND VARIABLES

(a)      BASE CURRENCY AND ELIGIBLE CURRENCY.

         (i)    "BASE CURRENCY" means GBP.

                "ELIGIBLE CURRENCY" means the Base Currency and Euro.

         It is agreed by the parties that where the Credit Support Amount is transferred in a currency other than the Base Currency, the Valuation Percentage for each item listed as Eligible Credit Support in Paragraph 11(b)(ii) shall be reduced by a percentage agreed by the parties and approved by the relevant Rating Agency ("ADDITIONAL VALUATION PERCENTAGE"), which, in the case of Moody's, will be 8% or such lower percentage as agreed by the parties and approved by Moody's. For the purpose of this Annex, references to the "RELEVANT RATING AGENCY" shall mean the Rating Agency whose criteria will be used to determine the amount of Eligible Credit Support that Party A is required to transfer to Party B following a credit ratings downgrade of Party A.

(b)      CREDIT SUPPORT OBLIGATIONS.

         (i)    DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

                (A) "DELIVERY AMOUNT" has the meaning specified in Paragraph 2(a), except that the words, "upon a demand made by the Transferee" shall be deleted.

                (B)    "RETURN AMOUNT" has the meaning specified in Paragraph
                       2(b).

                (C) "CREDIT SUPPORT AMOUNT" has the meaning given to such term in respect of the S&P Criteria, Moody's Criteria or Fitch Criteria, as applicable, as set out in Paragraph 11(h)(v) below. In circumstances where more than one of the Ratings Criteria apply to Party A, the Credit Support Amount shall be calculated by reference to the Ratings Criteria which would result in Party A transferring the greatest amount of Eligible Credit Support. Under no circumstances will Party A be required to transfer more Eligible Credit Support than the greatest amount calculated in accordance with the Ratings Criteria set out below.

         (ii) ELIGIBLE CREDIT SUPPORT. The following items will qualify as "ELIGIBLE CREDIT SUPPORT" for Party A:

                                                                                     VALUATION PERCENTAGE
                (A)    cash in an Eligible Currency                                  100 per cent.

                (B)    negotiable debt obligations issued by the Government of       for the purposes of S&P, 98.5 per cent.;
                       the United Kingdom or the United States of America (with      for the purposes of Moody's, 98 per cent.;
                       local and foreign currency issuer ratings equal to or         and for the purposes of Fitch, the Advance
                       greater than "AA-" by S&P, "AA-" by Fitch and "Aa3" by        Rate for the relevant type of obligation
                       Moody's) having a remaining time to maturity of not more      and time to maturity as specified in the
                       than one year;                                                Appendix hereto (as amended by Fitch from
                                                                                     time to time) (the "ADVANCE RATE").

                (C)    negotiable debt obligations issued by the Government of       for the purposes of S&P, 92 per cent.;
                       the United Kingdom or the United States of America (with      for the purposes of Moody's, 94 per cent.;
                       local and foreign currency issuer ratings equal to or         and for the purposes of Fitch, the Advance
                       greater than "AA-" by S&P, "AA-" by Fitch and "Aa3" by        Rate.
                       Moody's) having a remaining time to maturity of more
                       than one year but not more than 5 years;

                (D)    negotiable debt obligations issued by the Government of       for the purposes of S&P, 85.4 per cent.;
                       the United Kingdom or the United States of America (with      for the purposes of Moody's, 91 per cent.;
                       local and foreign currency issuer ratings equal to or         and for the purposes of Fitch, the Advance
                       greater than "AA-" by S&P, "AA-" by Fitch and "Aa3" by        Rate.
                       Moody's) having a remaining time to maturity of more
                       than 5 years but not more than 10 years;

                (E)    negotiable debt obligations issued by the Government of       for the purposes of S&P, 77.5 per cent.;
                       the United Kingdom or the United States of America (with      for the purposes of Moody's, 77.5 per cent.;
                       local and foreign currency issuer ratings equal to or         and for the purposes of Fitch, the Advance
                       greater than "AA-" by S&P, "AA-" by Fitch and "Aa3" by        Rate.
                       Moody's) having a remaining time to maturity of more
                       than 10 years but not more than 15 years; or

                (F)    such other items as agreed between Party A and the            such Valuation Percentage as agreed between
                       Rating Agencies, from time to time, which Party B can         Party A and the Rating Agencies from time to
                       lawfully receive from, and transfer back to, Party A as       time in respect of such Eligible Credit
                       required, that will qualify as Eligible Credit Support.       Support.

                Where the ratings and/or the Valuation Percentages of the relevant Rating Agencies differ with respect to the same negotiable debt obligation, for the purposes of B to E above the lower of the ratings and/or the Valuation Percentages, as the case may be, shall apply.

         (iii)  THRESHOLDS.

                (A) "INDEPENDENT AMOUNT" means, for Party A and Party B, with respect to each Transaction, zero.

                (B)    "THRESHOLD" means, for Party A:

                       infinity, unless any of an Initial S&P Rating Event, a Subsequent S&P Rating Event, an Initial Moody's Rating Event, a Subsequent Moody's Rating Event, an Initial Fitch Rating Event, a First Subsequent Fitch Rating Event or a Second Subsequent Fitch Rating Event has occurred and is continuing and Party A has not taken alternative action as contemplated by Part 5(f) of the Schedule to the Agreement, in which case the Threshold for Party A shall be zero; and

                       "THRESHOLD" means, for Party B: infinity

                (C) "MINIMUM TRANSFER AMOUNT" means, with respect to Party A and Party B, GBP 50,000, provided that if (1) an Event of Default has occurred and is continuing in respect of which Party A is the Defaulting Party, or (2) an Additional Termination Event has occurred in respect of which Party A is an Affected Party, the Minimum Transfer Amount with respect to Party A shall be zero.

                (D) "ROUNDING". The Delivery Amount and the Return Amount will be rounded up and down to the nearest integral multiple of GBP 10,000 respectively, subject to the maximum Return Amount being equal to the Credit Support Balance.

(c)      VALUATION AND TIMING.

         (i)    "VALUATION AGENT" means Party A in all circumstances.

         (ii)   "VALUATION DATE" means each Local Business Day.

         (iii) "VALUATION TIME" means the close of business on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

         (iv) "NOTIFICATION TIME" means by 3:00 p.m., London time, on a Local Business Day.

(d) EXCHANGE DATE. "EXCHANGE DATE" has the meaning specified in Paragraph 3(c)(ii).

(e)      DISPUTE RESOLUTION.

         (i) "RESOLUTION TIME" means 2:00 p.m., London time, on the Local Business Day following the date on which notice is given that gives rise to a dispute under Paragraph 4.

         (ii) VALUE. For the purpose of Paragraphs 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as the case may be, on the relevant date will be calculated as follows:

                (A) with respect to any Eligible Credit Support or Equivalent Credit Support comprising securities ("SECURITIES") the Base Currency Equivalent of the sum of:

                       (a) (x) the last bid price on such date for such Securities on the principal national securities exchange on which such Securities are listed, multiplied by the applicable Valuation Percentage, or (y) where any Securities are not listed on a national securities exchange, the bid price for such Securities quoted as at the close of business on such date by any principal market maker (which shall not be and shall be independent from the Valuation Agent) for such Securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage, or (z) if no such bid price is able to be obtained for such date under sub-paragraphs
                              (x) or (y) above, the last bid price listed determined pursuant to sub-paragraph (x), or failing which sub-paragraph (y), as of the day next preceding such date on which such prices were available, multiplied by the applicable Valuation Percentage; and

                       (b) the accrued interest where applicable on such Securities (except to the extent that such interest shall have been paid to the Transferor pursuant to Paragraph 5(c)(ii) or included in the applicable price referred to in Paragraph 11(e)(ii)(A)(a) above) as of such date, provided that it is understood that in no circumstances shall the Transferee be required to transfer a Return Amount in excess of the Credit Support Balance;

                (B) with respect to any Cash, the Base Currency Equivalent of the amount thereof; and

                (C) with respect to any Eligible Credit Support or Equivalent Credit Support other than Securities and Cash, the Base Currency Equivalent of the fair market value thereof on such date, as determined in any reasonable manner chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage.

         (iii)  ALTERNATIVE. The provisions of Paragraph 4 will apply.

(f)      DISTRIBUTION AND INTEREST AMOUNT.

         (i) INTEREST RATE. The "INTEREST RATE" in relation to each Eligible Currency specified below will be: Eligible
                Currency               Interest Rate

                EUR For the relevant determination date, "EONIA", which means the overnight rate as calculated by the European Central Bank for such day, as set forth on Telerate Page 247 or any successor page.

                GBP For the relevant determination date, "SONIA", which means the reference rate equal to the overnight rate as calculated by the Wholesale Markets Brokers' Association which appears on Telerate Page 3937 or any successor page under the heading "Sterling Overnight Index" as of 9.00 a.m., London time, on the first London Banking Day following that day.

         (ii) TRANSFER OF INTEREST AMOUNT. The transfer of the Interest Amount will be made on the first Local Business Day following the end of each calendar month, provided that: (1) Party B has earned and received such amount of interest, and (2) a Delivery Amount would not arise as a result of, or if already existing, would not be increased by, such transfer on such date or on any other Local Business Day on which Equivalent Credit Support is to be transferred to the Transferor pursuant to Paragraph 2(b).

         (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 5(c)(ii) will apply. For the purposes of calculating the Interest Amount the amount of interest calculated for each day of the Interest Period shall, with respect to any Eligible Currency, be compounded daily.

         (iv) INTEREST AMOUNT. The definition of "INTEREST AMOUNT" in Paragraph 10 shall be deleted and replaced with the following:

                ""INTEREST AMOUNT" means, with respect to an Interest Period and each portion of the Credit Support Balance comprised of cash in an Eligible Currency, the sum of the amounts of interest determined for each day in that Interest Period by the Valuation Agent as follows:

                (x) the amount of such currency comprised in the Credit Support Balance at the close of business for general dealings in the relevant currency on such day (or, if such day is not a Local Business Day, on the immediately preceding Local Business Day); multiplied by

                (y)    the relevant Interest Rate; divided by

                (z)    360 (or in the case of Pounds Sterling, 365)."

(g)      ADDRESSES FOR TRANSFERS.

         Party A: To be advised.

         Party B: To be advised.

(h)      OTHER PROVISIONS.

         (i)    TRANSFER TIMING

                (A) The final paragraph of Paragraph 3(a) shall be deleted and replaced with the following:

                       "Subject to Paragraph 4, and unless otherwise specified, any transfer of Eligible Credit Support or Equivalent Credit Support (whether by the Transferor pursuant to Paragraph 2(a) or by the Transferee pursuant to Paragraph 2(b)) shall be made not later than the close of business on the Settlement Day."

                (B) The definition of Settlement Day shall be deleted and replaced with the following:

                       "SETTLEMENT DAY" means: in respect of a transfer of securities the first Local Business Day after the Demand Date on which settlement of a trade in the relevant securities, if effected on the Demand Date, would have occurred in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market on which such securities are principally traded (or, in either case, if there is not such customary practice, on the first Local Business Day after the Demand Date on which it is reasonably practicable to deliver such securities); and in respect of any other transfer the next Local Business Day after the Demand Date.

                (C)    For the purposes of this Paragraph 11(h)(i):

                       "DEMAND DATE" means, with respect to a transfer by a party:

                       (i) in the case of a transfer pursuant to Paragraph 2, Paragraph 3 or Paragraph 4(a)(2), the relevant Valuation Date (assuming that, in the case of any transfer to be made by the Transferee, the Transferee has received a demand on such date from the Transferor). For the purposes of Paragraph 2 and Paragraph 4(a)(2), the Transferor will be deemed to receive notice of the demand by the Transferee to make a transfer of Eligible Credit Support;

                       (ii) in the case of a transfer pursuant to Paragraph 3(c)(ii)(A), the date on which the Transferee has given its consent to the proposed exchange; and

                       (iii) in the case of a transfer pursuant to Paragraph 5(c)(i), the Distributions Date.

                       On each Demand Date the Transferor shall deliver to the Transferee and the Note Trustee a statement showing the amount of Eligible Credit Support to be delivered.

         (ii)   EARLY TERMINATION

                The heading of Paragraph 6 shall be deleted and replaced with "Early Termination", the words "or a Termination Event where all Transactions are Affected Transactions" shall be added after the word "party" in the second line of Paragraph 6, and the words "or an Affected Party" shall be added after the words "Defaulting Party" in the fourth line of Paragraph 6.

         (iii)  COSTS OF TRANSFER ON EXCHANGE

                Notwithstanding Paragraph 8, the Transferor will be responsible for, and will reimburse the Transferee for, all costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer that it is required to make under this Annex) in connection with performing both its and the Transferee's obligations under this Annex, including but not limited to those involved in the transfer of Eligible Credit Support or Equivalent Credit Support either from the Transferor to the Transferee or from the Transferee to the Transferor hereto.

         (iv)   SINGLE TRANSFEROR AND SINGLE TRANSFEREE

                Party A and Party B agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Transferee" as used in this Annex means only Party B, and (b) the term "Transferor" as used in this Annex means only Party A.

         (v) "RATINGS CRITERIA" means, for the purposes of determining the amount of Eligible Credit Support that Party A is required to transfer hereunder following a credit ratings downgrade where Party A has opted to or is required to transfer Eligible Credit Support in support of its obligations under the Agreement, the criteria used by S&P (as set out in S&P's Structured Finance reports entitled "Standard & Poor's Global Interest Rate and Currency Swap Counterparty Rating Criteria Expanded" dated 17 December 2003 and "Global Interest Rate and Currency Swaps:
                Calculating the Collateral Required Amount" dated 26 February
                2004) ("S&P CRITERIA"), the criteria used by Moody's as at the date of the Agreement ("MOODY'S CRITERIA") and/or the criteria used by Fitch (as set out in Fitch's Structured Finance Report entitled "Counterparty Risk in Structured Finance Transactions:
                Swap Criteria" dated 13 September 2004) ("FITCH CRITERIA"), in respect of each of which the definition of "Credit Support Amount" is set out below.

                MOODY'S CRITERIA

                "CREDIT SUPPORT AMOUNT" shall be calculated in accordance with the meaning specified in Paragraph 10, provided however, that the words "plus the Additional Collateral Amount" shall be added after the words "Transferee's Exposure" in the second line thereof.

                For such purposes "ADDITIONAL COLLATERAL AMOUNT" means with respect to a Valuation Date, the sum of (a) the Transferee's Exposure multiplied by "A" and (b) the product of "B" multiplied by the Transaction Notional Amount, where:

                (i) "A" means 2 per cent. and "B" means 1.6 per cent. if the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under the Agreement are downgraded below "A1" by Moody's, or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under the Agreement are downgraded below "Prime-1" by Moody's;

                (ii) "A" means 2 per cent. and "B" shall be equal to 3.7 per cent. if the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under the Agreement, are downgraded below "A3" by Moody's, or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under the Agreement, are downgraded below "Prime-2" by Moody's; and

                (iii) "A" means 0 per cent. and "B" means 0 per cent. in all other cases.

                S&P CRITERIA

                "CREDIT SUPPORT AMOUNT" shall mean an amount calculated in accordance with the S&P Criteria.

                FITCH CRITERIA

                "CREDIT SUPPORT AMOUNT" shall mean at any time for the purposes of the Fitch Criteria with respect to a Transferor on a Valuation Date the result of the following formula:

                     max [MV plus VC x 105 per cent multiplied by N; 0]

                where:

                "MAX" means maximum;

                "MV" means the Transferee's Exposure;

                "VC" means the applicable volatility cushion at that time determined by reference to the table headed "Volatility Cushion (%)" appearing at the end of Appendix 2 to the Fitch Criteria (and for such purpose calculating the relevant Weighted Average Life assuming a zero prepayment rate and zero default rate in relation to the mortgages beneficially owned by Party B); and

                "N" means the Transaction Notional Amount at that time.

         (vi)   CALCULATIONS

                Paragraph 3(b) of this Annex shall be amended by inserting the words "and shall provide each party (or the other party, if the Valuation Agent is a party) with a description in reasonable detail of how such calculations were made, upon reasonable request" after the word "calculations" in the third line thereof.

         (vii)  DEMANDS AND NOTICES

                All demands, specifications and notices under this Annex will be made pursuant to Section 12 of this Agreement.

         (viii) EXPOSURE

                For the purpose of calculating Exposure pursuant to the meaning set out in Paragraph 10 of the Annex, the Valuation Agent shall, unless otherwise agreed in writing by the Rating Agencies, seek two quotations from Reference Market-makers, provided that if two Reference Market-makers are not available to provide a quotation, then fewer than two Reference Market-makers may be used for such purpose, and if no Reference Market-maker is available, then the Valuation Agent's estimate at mid-market will be used. Where more than one quotation is obtained, the quotation representing the greatest amount of the Transferee's Exposure shall be used by the Valuation Agent.

         (ix)   PARAGRAPH 6

For the purposes of determining the Credit Support Balance pursuant to Paragraph 6, the definition of Value in Paragraph 10 shall be amended by deleting the words "multiplied by the applicable Valuation Percentage, if any" from sub-paragraphs (i)(A) and (i)(B).

         (x)    DISTRIBUTIONS

"Distributions" has the meaning specified in Paragraph 10, except that the words "to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time" shall be deleted and replaced by the words "received by the Transferee in respect of such Eligible Credit Support".

"Distribution Date" has the meaning specified in Paragraph 10, except that the words "a holder of such Eligible Credit Support is entitled to receive Distributions" shall be deleted and replaced by the words "Distributions are received by the Transferee".

         (xi)   DEFINITIONS

                As used in this Annex, the following terms shall mean:

                "FITCH" means Fitch Ratings Ltd and includes any successors thereto;

                "MOODY'S" means Moody's Investors Service Limited and includes any successors thereto;

                "RATING AGENCIES" means Moody's, S&P and Fitch;

                "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc. and includes any successors thereto;

                "TRANSACTION" means the cross-currency swap transaction entered into between the parties on 16 October 2006 under the Agreement.

                "TRANSACTION NOTIONAL AMOUNT" means, in respect of a Valuation Date, the Currency Amount applicable to Party A in respect of the Transaction as at such Valuation Date.

                                   APPENDIX

                              FITCH ADVANCE RATES

                       Negotiable debt obligations    Negotiable debt
                       issued by the Government       obligations issued by the
                       of the United Kingdom (%)      Government of the United
                                                      States of America (%)
Remaining Maturity
(Years)

0-1                     98                              98.5

1-3                     96                              96.5

3-5                     94.5                            94.5

5-7                     93                              93

7-10                    92                              92

10-15                   89                              90

                                                              SERIES 4 CLASS A2

From:         Barclays Bank PLC
To:           Permanent Master Issuer PLC
              35 Great St. Helen's
              London
              EC3A 6AP

Attention:    The Secretary

To:           The Bank of New York
              One Canada Square
              London
              E14 5AL

Attention:    Global Structured Finance - Corporate Trust

                                                               17 October, 2006

Dear Sirs,

CONFIRMATION - SERIES 4 CLASS A2 EURO TO STERLING CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below. This letter constitutes a "CONFIRMATION" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (Series 4 Class A2) entered into between us, you and The Bank of New York (the "SECURITY TRUSTEE") dated as of 6 October, 2006, as amended and supplemented from time to time (the "AGREEMENT"), which this Confirmation supplements, forms part of and is subject to. Notwithstanding Section 1(b) of the Agreement, Part 5(t) of the Schedule shall prevail in the event of any inconsistency between it and this Confirmation.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS") are incorporated into this Confirmation. In the event of any inconsistency between any of the following, the first listed will govern (i) this Confirmation; (ii) the Master Definitions Schedule; and (iii) the Definitions.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

         Party A:                      Barclays Bank PLC

         Party B:                      Permanent Master Issuer PLC

         Relevant Notes:               Series 4 Class A2 Notes

         Trade Date:                   6 October, 2006

         Effective Date:               17 October, 2006

         Termination Date:             The earlier of (i) the Quarterly
                                       Interest Payment Date falling in July
                                       2033, (ii) the date on which all of the
                                       outstanding Relevant Notes are redeemed
                                       in full except pursuant to Condition
                                       5(F) (Optional Redemption or Purchase
                                       for

                                       Implementation of EU Capital
                                       Requirements Directive) of the terms and conditions of the Relevant Notes and
                                       (iii) the date on which the Master
                                       Issuer Security Trustee has enforced the Master Issuer Security in accordance with the Master Issuer Deed of Charge and distributed the proceeds thereof in full.

         Currency Exchange Rate:       1.48544 EUR per GBP

         Business Days:                London Business Day, New York Business
                                       Day and TARGET Business Day.

         Business Day Convention:      Modified Following.

         Calculation Period:           Has the meaning given to such term in
                                       the Definitions.

         Calculation Agent:            Party A

Party A Floating Amounts:

         Party A Currency Amount:      In respect of each Party A Calculation
                                       Period, an amount in Euros equal to the
                                       principal amount outstanding of the
                                       Relevant Notes on the first day of such
                                       Calculation Period (after taking into
                                       account any redemption on such day).

         Party A Payment Dates:        Each Quarterly Interest Payment Date
                                       from and including the Quarterly
                                       Interest Payment Date falling in January
                                       2007 up to the Termination Date and the
                                       Termination Date.

         Party A Floating Rate:        In respect of each Party A Calculation
                                       Period, EURIBOR determined in respect of the first day of such Party A
                                       Calculation Period.

         Spread: 0.11 per cent. for Party A Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in April 2013 and 0.22 per cent. thereafter.

         Party A Floating Rate Day
         Count Fraction:               Actual/360

Party B Floating Amounts:

        Party B Currency Amount:       In respect of each Party B Calculation
                                       Period, an amount in Sterling equivalent to the Party A Currency Amount for the Party A Calculation Period commencing on the first day of such Party B
                                       Calculation Period converted by
                                       reference to the Currency Exchange Rate.

         Party B Payment Dates:        Each Quarterly Interest Payment Date
                                       from and including the Quarterly
                                       Interest Payment Date falling in January
                                       2007 up to the Termination Date and the
                                       Termination Date.

         Party B Floating Rate:        In respect of each Party B Calculation
                                       Period, Sterling-LIBOR determined in
                                       respect of the first day of such Party B
                                       Calculation Period.

         Spread: 0.1051 per cent. for Party B Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in April 2013 and 0.4602 per cent. thereafter.

         Party B Floating Rate Day
         Count Fraction:               Actual/365 (Fixed)

Initial Exchange:

         Initial Exchange Date:        Effective Date

         Party A Initial
         Exchange Amount:              GBP 1,178,100,000

         Party B Initial
         Exchange Amount:              EUR 1,750,000,000

Interim Exchange:

         Interim Exchange Dates:       Each Quarterly Interest Payment Date
                                       (other than the Termination Date) on
                                       which any of the Relevant Notes are
                                       redeemed in whole or in part.

         Party A Interim
         Exchange Amount:              In respect of each Interim Exchange
                                       Date, an amount in Euros equal to the
                                       amount of the Relevant Notes redeemed on such Interim Exchange Date.

         Party B Interim
         Exchange Amount:              In respect of each Interim Exchange
                                       Date, the Sterling equivalent of the
                                       Party A Interim Exchange Amount for such
                                       Interim Exchange Date converted by
                                       reference to the Currency Exchange Rate.

Final Exchange:

         Final Exchange Date:          Termination Date

         Party A Final
         Exchange Amount:              An amount in Euros equal to the
                                       principal amount outstanding of the
                                       Relevant Notes on the Final Exchange
                                       Date (before taking into account any
                                       redemption on such day).

         Party B Final
         Exchange Amount:              An amount in Sterling equal to the
                                       principal amount outstanding of the
                                       Relevant Notes on the Final Exchange
                                       Date (before taking into account any
                                       redemption on such day), converted by
                                       reference to the Currency Exchange
                                       Rate.

                                       If Party B does not have sufficient
                                       principal available pursuant to the
                                       Master Issuer Cash Management

                                       Agreement to pay the Party B Final
                                       Exchange Amount in full on the Final
                                       Exchange Date and accordingly pays only
                                       a part of the Party B Final Exchange
                                       Amount to Party A on such date, Party A
                                       will be obliged on such date to deliver
                                       only the Euro equivalent of such part of the Party B Final Exchange Amount, converted by reference to the Currency Exchange Rate.

2.       Account Details:

         Payments to Party A
         in Euros:           Bank:              Barclays Bank PLC, 54 Lombard
                                                St, London

                              Account Number:   152021

                              Sort code:        20-00-00

                              SWIFT:            BARCGB22

                              Account name:     Barclays Swaps

         Payments to Party A
         in Sterling:         Bank:             Barclays Bank PLC, 54 Lombard
                                                St, London

                              Account Number:   152021

                              Sort code:        20-00-00

                              SWIFT:            BARCGB22

                              Account name:     Barclays Swift

        Payments to Party B
        in Euros:             Bank:             Citibank, N.A., London

                              Credit Account:   8378339

                              FAO:              Citibank, N.A., London

                              London Swift:     CITIGB2L

                              Reference:        CATS XS0270510653

        Payments to Party B
        in Sterling:          Bank:             The Governor and Company of the
                                                Bank of Scotland

                              Account Number:   06052794

                              Sort Code:        12-08-83

                              Account Name:     Permanent Master Issuer PLC
                                                Transaction Account

                              Reference:        CATS XS0270510653

         It is agreed by the parties that payments made by Party A to the Principal Paying Agent in accordance with the settlement instructions, as detailed above, will be considered an absolute and conclusive discharge of Party A's obligations to Party B in respect of such payment, regardless of whether the Principal Paying Agent makes a payment in turn to Party B. This will continue to be the case until Party B changes its account in accordance with Section 2(b) of the Agreement.

3.       Notification to Party A

         For the purpose of making any determination or calculation hereunder, the Calculation Agent may rely on any information, report, notice or certificate delivered to it by the Master Issuer Cash Manager or Party B and the Calculation Agent will not be liable for any error, incompleteness or omission regarding such information.

         No later than one (1) Business Day prior to a Quarterly Interest Payment Date, Party B, or the Master Issuer Cash Manager acting on its behalf, will notify Party A of the amount of any principal payments to be made on the Relevant Notes on such Quarterly Interest Payment Date.

         Party B, or the Master Issuer Cash Manager acting on its behalf, will notify Party A of the occurrence of a Note Event of Default in relation to the Relevant Notes, the delivery of a Note Acceleration Notice in relation to the Relevant Notes or the commencement of enforcement under the Master Issuer Deed of Charge as soon as practicable following such occurrence.

4.       Notice Details:

         Party A:            Barclays Bank PLC

         Address:            5 The North Colonnade
                             Canary Wharf
                             London E14 4BB

         Facsimile No.:      +44 20 7773 4932

         Email:              BGSOperations@barcap.com

         Attention:          Derivatives Director, Legal Division

         Barclays Trade ID:  1401605b

         Party B:            Permanent Master Issuer PLC

         Address:            35 Great St. Helen's
                             London
                             EC3A 6AP

         Facsimile Number:   020 7398 6325

         Attention:          The Secretary

         With a copy to: (i) the Security Trustee:

         Name:               The Bank of New York

         Address:            One Canada Square

                             London
                             E14 5AL

         Facsimile Number:   020 7964 6061/6339

         Attention:          Global Structured Finance

                      (ii)   HBOS Treasury Services plc

         Address:            33 Old Broad Street
                             London
                             EC2N 1HZ

         Facsimile Number:   020 7574 8303

         Attention:          Senior Director, Securitisation


Yours faithfully,


BARCLAYS BANK PLC

By: /s/ Jonathan Martin
Name:
Title:


Confirmed as of the date first written:

PERMANENT MASTER ISSUER PLC

By: /s/ Dipti Vekaria
Name:
Title:

THE BANK OF NEW YORK

By: /s/ Kate Russell
Name:
Title:

(MULTICURRENCY-CROSS BORDER)


                                ISDA[REGISTER]

                 International Swap Dealers Association, Inc.

                               MASTER AGREEMENT

                            dated as of 6 October 2006

Barclays Bank PLC and Permanent Master Issuer PLC and The Bank of New York as Security Trustee have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1.       INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.       OBLIGATIONS

(a)      GENERAL CONDITIONS.

         (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

         (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

         (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)      NETTING. If on any date amounts would otherwise be payable:--

         (i)    in the same currency; and

         (ii)   in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)      DEDUCTION OR WITHHOLDING FOR TAX.

         (i) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:-

                (1) promptly notify the other party ("Y") of such requirement;

                (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

                (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

                (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:

                      (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                      (B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

         (ii)   LIABILITY. If:--

                (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

                (2)   X does not so deduct or withhold; and

                (3) a liability resulting from such Tax is assessed directly against X,

         then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.       REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a)      BASIC REPRESENTATIONS.

         (i) STATUS. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

         (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

         (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

         (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

         (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.       AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

         (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

         (ii) any other documents specified in the Schedule or any Confirmation; and

         (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORISATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.       EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

         (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

         (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

         (iii)  CREDIT SUPPORT DEFAULT.

                (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

                (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

                (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

         (iv) MISREPRESENTATION. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

         (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (l) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

         (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (l) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

         (vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

                (l) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;
                (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (l) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

         (viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

                (l) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

                (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

         (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

                (l) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

                (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

         (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (l) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

         (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
         Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

         (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

         (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.       EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto,
(8).

(b)      RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

         (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

         (ii) TRANSFER TO AVOID TERMINATION EVENT. If either an Illegality under Section 5(b)(i)(l) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

         If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

         Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

         (iii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

         (iv)   RIGHT TO TERMINATE. If:--

                (l)   a transfer under Section 6(b)(ii) or an agreement under
                Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

                (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one

         Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)      EFFECT OF DESIGNATION.

         (i)    If notice designating an Early Termination Date is given under
         Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

         (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)      CALCULATIONS.

         (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (l) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

         (ii) PAYMENT DATE. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

         (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default:--

                (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of
                (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

                (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

                (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to
                (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

                (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

         (ii) TERMINATION EVENTS. If the Early Termination Date results from a Termination Event:--

                (l) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

                (2)   Two Affected Parties. If there are two Affected
                      Parties:--

                      (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and
                      (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                      (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

                If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

         (iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

         (iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.       TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.       CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement,
(ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.       MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)      COUNTERPARTS AND CONFIRMATIONS.

         (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

         (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.      OFFICES; MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.      EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.      NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

         (i) if in writing and delivered in person or by courier, on the date it is delivered;

         (ii) if sent by telex, on the date the recipient's answerback is received;

         (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

         (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

         (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.      GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

         (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

         (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.      DEFINITIONS

As used in this Agreement:--

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)      in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "LAWFUL" and "UNLAWFUL" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if
Section 6(e)(i)(l) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"SPECIFIED ENTITY" has the meaning specified in the Schedule.

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions),
(b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under
Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

         Barclays Bank PLC                      Permanent Master Issuer PLC
          (Name of Party)                            (Name of Party)

By: /s/ Jonathan Martin                  By: /s/ Dipti Vekaria
    Name:                                       Name:
    Title:                                      Title:
    Date:                                       Date:

The Bank of New York
  (Name of Party)

By: /s/ Kate Russell
    Name:
    Title:
    Date:

                                                               SERIES 4 CLASS B

                                   SCHEDULE
                                    TO THE
                               MASTER AGREEMENT

                          dated as of 6 October, 2006

between

(1)      CREDIT SUISSE INTERNATIONAL ("PARTY A");

(2)      PERMANENT MASTER ISSUER PLC ("PARTY B"); and

(3) THE BANK OF NEW YORK (the "MASTER ISSUER SECURITY TRUSTEE", which expression will include its successors and assigns and which has agreed to become a party to this Agreement solely for the purpose of taking the benefit of Parts 5(b) and 5(l) of this Schedule and assuming the obligations under the final paragraph of Part 5(f) of this Schedule).

Part 1.  TERMINATION PROVISIONS

(a)     "SPECIFIED ENTITY" means in relation to Party A for the purpose of:-

         Section 5(a)(v), none

         Section 5(a)(vi), none

         Section 5(a)(vii), none

         Section 5(b)(iv), none

         and in relation to Party B for the purpose of:-

         Section 5(a)(v), none

         Section 5(a)(vi), none

         Section 5(a)(vii), none

         Section 5(b)(iv), none

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this Agreement:-

         (i)    Market Quotation will apply.

         (ii)   The Second Method will apply.

(g)      "TERMINATION CURRENCY" means Sterling.

(h) "ADDITIONAL TERMINATION EVENT" will apply. In addition to the Additional Termination Events set forth in Part 5(f)(viii) of this Schedule, the following will each constitute an Additional Termination
        Event:

         (i) The Additional Tax Representation (as defined in Part 2(b) of this Schedule), proves to have been incorrect or misleading in any material respect with respect to one or more Transactions (each an "AFFECTED TRANSACTION" for the purpose of this Additional Termination Event) when made or repeated or deemed to have been made or repeated. For the purpose of the foregoing Termination Event, the Affected Party will be Party A only.

         (ii) A redemption or purchase of the Relevant Notes occurs pursuant to Condition 5(F) (Optional Redemption or Purchase for Implementation of EU Capital Requirements Directive) of the terms and conditions thereof. For the purpose of the foregoing Termination Event: (A) for the purpose of Section 6(b)(iv), both parties will be Affected Parties; and (B) for the purpose of Section 6(e), the Affected Party will be Party B only.

Part 2.  TAX REPRESENTATIONS

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the Agreement, Party A makes the following representation (the "ADDITIONAL TAX REPRESENTATION"):

         (i) it is a party to each Transaction solely for the purposes of a trade (or part of a trade) carried on by it in the United Kingdom through a branch or agency or permanent establishment; or

         (ii) it is resident for tax purposes in the United Kingdom or in a jurisdiction with which the United Kingdom has a double tax treaty which makes provision, whether for relief or otherwise, in relation to interest.

         For the purpose of Section 3(f) of the Agreement, Party B does not make any representation.

Part 3.  AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and 4(a)(ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)      Tax forms, documents or certificates to be delivered are: none

(b)      Other documents to be delivered are:


         PARTY REQUIRED                                                   COVERED BY
         TO DELIVER         FORM/DOCUMENT/         DATE BY WHICH          SECTION 3(D)
         DOCUMENT           CERTIFICATE            TO BE DELIVERED        REPRESENTATION
         Party A and        Appropriate            On signing of this     Yes
                            evidence of
         Party B            its signatory's        Agreement
                            authority

         Party B            Certified copy of      On signing of this     Yes
                            board resolution       Agreement
                            and constitutional
                            documents

         Party A            Legal opinion in      On signing of this      No
                            form and substance    Agreement
                            satisfactory to
                            Party B

         Party B            Legal opinions from   On signing of this
                            Allen & Overy LLP     Agreement               No

         Party A            Credit Support        On signing of this      Yes
                            Document in respect   Agreement
                            of Party A specified
                            in Part 4(f) of this
                             Schedule

Part 4.  MISCELLANEOUS

(a)      ADDRESSES FOR NOTICES.

         Address for notices or communications to Party A:

         Address:         5 The North Colonnade
                          Canary Wharf
                          London E14 4BB

         Attention:       Derivatives Director, Legal Division

         Facsimile Nos.:  +44 20 7773 4932

         Email:           BGSOperations@barcap.com

         Address for notices or communications to Party B:

         Address:     35 Great St. Helen's
                      London
                      EC3A 6AP

         Attention:   The Secretary

         Facsimile No.:   020 7398 6325

         With a copy to: (i) HBOS Treasury Services plc

         Address:     33 Old Broad Street
                      London
                      EC2N 1HZ

         Attention:   Senior Director, Securitisation

         Facsimile No.:   020 7574 8303

                      (ii) the Master Issuer Security Trustee:

         Address:     The Bank of New York
                      One Canada Square
                      London
                      E14 5AL

         Attention:   Global Structured Finance - Corporate Trust

         Facsimile No.:   020 7964 6061/6339

(b)      PROCESS AGENT.  For the purpose of Section 13(c) of this Agreement:

         Party A appoints as its Process Agent:     None.

         Party B appoints as its Process Agent:     None.

(c)      OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)      MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION AGENT.  The Calculation Agent is Party A.

(f)      CREDIT SUPPORT DOCUMENT.  Details of any Credit Support Document:

         In respect of Party A: The Credit Support Annex dated the date hereof between Party A and Party B.

         In respect of Party B: None.

(g) CREDIT SUPPORT PROVIDER. Credit Support Provider means in relation to Party A, none.

         Credit Support Provider means in relation to Party B, none.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with English law.

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

Part 5.  OTHER PROVISIONS

(a)      NO SET-OFF

(i) All payments under this Agreement will be made without set-off or counterclaim, except as expressly provided for in Section 6.

(ii) Section 6(e) will be amended by the deletion of the following sentence:

         "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(b)      SECURITY INTEREST

Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Master Issuer Security Trustee (or any successor thereto) pursuant to and in accordance with the Master Issuer Deed of Charge and acknowledges notice of such assignment. Each of the parties hereby confirms and agrees that the Master Issuer Security Trustee will not be liable for any of the obligations of Party B hereunder.

(c)      DISAPPLICATION OF CERTAIN EVENTS OF DEFAULT

Section 5(a)(ii), Section 5(a)(iii), Section 5(a)(iv), Section 5(a)(v), Section 5(a)(vii)(2), (4) (to the extent that it relates to actions taken by Party A or its Affiliates), (6), (7) and (9) and Section 5(a)(viii) will not apply in respect of Party B.

Section 5(a)(vii)(8) will not apply in respect of Party B to the extent that it applies to Section 5(a)(vii)(2), (4) (to the extent that it does not apply, as described above), (6) and (7).

Section 5(a)(v) will not apply in respect of Party A.

(d)     DISAPPLICATION OF CERTAIN TERMINATION EVENTS

The "Tax Event Upon Merger" provision of Section 5(b)(iii) will not apply to Party A or to Party B.

The "Tax Event" provision of Section 5(b)(ii) will not apply to Party B and will apply to Party A, provided that the application and interpretation of
Section 5(b)(ii) shall be restricted to a Change in Tax Law, as defined below, as a result of which Party A has been or will be required to pay a Gross-Up Amount (or, as the case may be, a Liability Amount) under Section 2(d).

For these purposes "Change in Tax Law" means any enactment, promulgation, execution or ratification of, or any change in or amendment to, any law that occurs on or after the date on which the relevant Transaction is entered into.

(e)      ADDITIONAL EVENT OF DEFAULT

The following will constitute an additional Event of Default with respect to Party B:

"NOTE ACCELERATION NOTICE. A Note Acceleration Notice is served on Party B in relation to the Relevant Notes."

(f)     RATINGS EVENT

         (i) If the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-1+" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") (an "INITIAL S&P RATING EVENT"), then Party A will at its own cost either:

                (A) within 10 days of the Initial S&P Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex, provided that such posting of collateral shall be subject to (i) if required by S&P at the time of such posting, Party A obtaining legal opinions satisfactory to S&P in relation to such posting and (ii) if the short-term, unsecured and unsubordinated debt obligations or the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-2" or "BBB+", respectively, by S&P, the verification by an independent third party on a monthly basis of the valuation of any outstanding Transaction; or

                within 30 days of the occurrence of such Initial S&P Rating
                Event:

                (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if S&P confirms that such transfer would maintain the rating of the Relevant Notes by S&P at, or restore the rating of the Relevant Notes by S&P to, the level it would have been at immediately prior to such Initial S&P Rating Event);

                (C) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if S&P confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Initial S&P Rating Event); or

                (D) take such other action as Party A may agree with S&P as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial S&P Rating Event.

         If any of paragraphs (i)(B), (i)(C) or (i)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(ii) If the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-3" by S&P (such event, a "Subsequent S&P Rating Event"), then Party A will, within 10 days of the occurrence of such Subsequent S&P Rating Event, at its own cost either:

         (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if S&P confirms that such transfer would maintain the rating of the Relevant Notes by S&P at, or restore the rating of the Relevant Notes by S&P to, the level it would have been at immediately prior to such Subsequent S&P Rating Event);

         (B) take such other action as Party A may agree with S&P as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Subsequent S&P Rating Event; or

         (C) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if S&P confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Subsequent S&P Rating Event), and, if, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to paragraph (i)(A) above following an Initial S&P Rating Event, it will continue to post collateral notwithstanding the occurrence of a Subsequent S&P Rating Event until such time as any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above have been satisfied.

         If any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iii)    If:

         (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A1" (or its equivalent) by Moody's; or

         (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "Prime-1" (or its equivalent) by Moody's,

         (such cessation being an "Initial Moody's Rating Event"), then Party A will at its own cost either:

         (1) within 10 days of an Initial Moody's Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

         within 30 days of the occurrence of such Initial Moody's Rating Event:

         (2) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

         (3) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's; or

         (4)    take such other action as Party A may agree with Moody's.

         If any of paragraphs (iii)(2), (iii)(3) or (iii)(4) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iii)(1) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iv)     If:

         (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated as high as "A3" (or its equivalent) by Moody's; or

         (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated as high as "Prime-2" (or its equivalent) by Moody's,

         (such cessation being a "SUBSEQUENT MOODY'S RATING EVENT"), then Party A will:

         (1) on a reasonable efforts basis, as soon as reasonably practicable after the occurrence of such Subsequent Moody's Rating Event, at its own cost, either:

                (aa) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

                (bb) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either
                      (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's; or

                (cc)  take such other action as Party A may agree with Moody's;
                      and

         (2) provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex.

         If any of paragraphs (iv)(1)(aa), (bb) or (cc) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iv)(2) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

         For the purposes of paragraphs (iii) and (iv) of this Part 5(f), "REQUIRED RATINGS" means, in respect of the relevant entity, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "Prime-1" and its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A1", or such other ratings as may be agreed with Moody's from time to time.

         In relation to paragraphs (iii)(4) and (iv)(2) above, Party A will, upon receipt of reasonable notice from Moody's demonstrate to Moody's the calculation by Party A of the mark-tomarket value of the outstanding Transactions. In relation to paragraph (iv)(2) above, Party A will, at its own cost, on receipt of reasonable notice from Moody's (which, for the avoidance of doubt, will be no less than 30 days) arrange a third party valuation of the mark-to-market value of the outstanding Transactions.

(v) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A+" (or its equivalent) by Fitch Ratings Ltd ("FITCH") or the shortterm, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F1" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (an "INITIAL FITCH RATING EVENT") then Party A will, at its own cost, either:

         (A) within 10 days of the Initial Fitch Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

         on a reasonable efforts basis within 30 days of the occurrence of such Initial Fitch Rating Event:

         (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such Initial Fitch Rating Event);

         (C) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Initial Fitch Rating Event); or

         (D) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial Fitch Rating Event.

         If any of paragraphs (v)(B), (v)(C) or (v)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (v)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(vi) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "BBB+" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F2" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (a "FIRST SUBSEQUENT FITCH RATING EVENT") then Party A will either:

         (A) within 10 days of the First Subsequent Fitch Rating Event provide collateral in the form of cash or securities in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)); or

         (B) on a reasonable efforts basis within 30 days of the occurrence of such First Subsequent Fitch Rating Event, at its own cost, attempt either to:

                (1) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event);

                (2) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event); or

                (3) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event.

         If any of paragraphs (vi)(B)(1), (2) or (3) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (v)(A) above or paragraph
         (vi)(A) will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(vii) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "BBB-" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F3" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (a "Second Subsequent Fitch Rating Event") then Party A will, on a reasonable efforts basis within 30 days of the occurrence of such Second Subsequent Fitch Rating Event, at its own cost, attempt either to:

         (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event);

         (B) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event); or

         (C) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event.

         Pending compliance with any of paragraphs (vii)(A), (B) or (C) above, Party A will provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)). If any of paragraphs (vii)(A), (B) or (C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A under the Credit Support Annex will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(viii)   (A)    If Party A does not take any of the measures described in
                paragraph (i) above, such failure will not be or give rise to an Event of Default but will constitute an Additional
                Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial S&P
                Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (B) If, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to paragraph (i)(A) above and fails to continue to post collateral pending compliance with any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the later of the tenth day following such Subsequent S&P Rating Event and the thirtieth day following the Initial S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions. Further, it will constitute an Additional Termination Event with respect to Party A if, even if it is posting collateral as required by paragraph (ii) above and notwithstanding Section 5(a)(ii), Party A does not take any of the measures described in paragraphs (ii)(A), (ii)(B) or
                (ii)(C) above. Such Additional Termination Event will be deemed to have occurred on the tenth day following the Subsequent S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (C) If Party A does not take any of the measures described in paragraph (iii)(1), (2), (3) or (4) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the thirtieth day following the occurrence of such Initial Moody's Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (D)    If Party A does not take the measures described in paragraph
                (iv)(2) above, such failure will give rise to an Event of Default with respect to Party A and will be deemed to have occurred on the thirtieth day following such Subsequent Moody's Rating Event (or, if Party A has provided collateral in accordance with the requirements of paragraph (iii)(4) above, such Event of Default will be deemed to have occurred on the tenth day following such Subsequent Moody's Rating Event) with Party A as the Defaulting Party. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the requirements of paragraph (iv)(2) above, and notwithstanding Section 5(a)(ii), Party A has failed, having applied reasonable efforts, to either transfer as described in paragraph (iv)(1)(aa), find a co-obligor or guarantor as described in paragraph (iv)(1)(bb) or take such other action as described in paragraph (iv)(1)(cc). Such Additional Termination Event will be deemed to have occurred on the thirtieth day after receiving notice of failure to use reasonable efforts with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (E)    If Party A does not take the measures described in paragraph
                (v) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (F)    If Party A does not take the measures described in paragraph
                (vi) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the First Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (G)    If Party A does not, pending compliance with any of paragraphs
                (vii)(A), (B) or (C), continue to comply with the terms of the Credit Support Annex, such failure will give rise to an Event of Default with respect to Party A and will be deemed to have occurred on the tenth day following such Second Subsequent Fitch Rating Event with Party A as the Defaulting Party. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the above requirements, Party A has failed, within 30 days following such Second Subsequent Fitch Rating Event, to either transfer as described in paragraph (vii)(A), find a guarantor as described in paragraph (vii)(B) or take such other action as described in paragraph (vii)(C). Such Additional Termination Event will be deemed to have occurred on the thirtieth day following such Second Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (H) In the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event or Event of Default under this Part 5(f) if Party B has found a replacement counterparty willing to enter into a new transaction on terms that reflect as closely as reasonably possible, as determined by Party B in its sole and absolute discretion, the economic, legal and credit terms of the Terminated Transactions with Party A, and Party B has acquired the Master Issuer Security Trustee's prior written consent. The reasonable costs incurred by Party B arising directly from Party B finding or attempting to find such a replacement counterparty will be reimbursed by Party A.

Each of Party B and the Master Issuer Security Trustee will use their reasonable endeavours to cooperate with Party A in entering into such documents as may reasonably be requested by Party A in connection with the provision of such collateral pursuant to this Part 5(f).

For the avoidance of doubt, if any collateral is returned or transferred to Party A pursuant to the Credit Support Annex and this Part 5(f), such collateral shall be transferred or returned directly to Party A and not applied in whole or in part to pay any other Master Issuer Secured Creditor or any other party, both prior to or subsequent to the enforcement of security constituted by the Master Issuer Deed of Charge.

(g)      TRANSFER POLICY

Section 7 of this Agreement will not apply to Party A, who will be required to comply with, and will be bound by, the following:

Without prejudice to Section 6(b)(ii) as amended in this Schedule, Party A may transfer all (but not part only) of its interests and obligations in and under this Agreement to any of its Affiliates or to any other entity (each such Affiliate or entity a "TRANSFEREE") upon providing five Business Days' prior written notice to the Note Trustee, provided that:

(i) the Transferee's short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and its long-term, unsecured and unsubordinated debt obligations are then rated not less than "AA-" by S&P, "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency) or such Transferee's obligations under this Agreement are guaranteed by an entity whose short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and whose long-term, unsecured and unsubordinated debt obligations are then rated not less than "AA-" by S&P, "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency);

(ii) the Rating Agencies have confirmed that the transfer will not result in the then current rating of the Relevant Notes being downgraded;

(iii) the Transferee will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to withhold or deduct on account of any Tax (except in respect of default interest) amounts in excess of that which Party A would, on the next succeeding Scheduled Payment Date have been required to so withhold or deduct unless the Transferee would be required to make additional payments pursuant to
         Section 2(d)(i)(4) corresponding to such excess;

(iv) a Termination Event or Event of Default does not occur as a result of such transfer;

(v) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer; and

(vi) the Transferee confirms in writing that it will accept all of the interests and obligations in and under this Agreement which are to be transferred to it in accordance with the terms of this provision.

With respect to paragraph (iii) above, each party agrees to make such Payee Tax Representations and Payer Tax Representations as may reasonably be requested by the other party in order to reasonably satisfy such other party that such withholding or deduction will not occur and that no deductibility issues will arise.

Following the transfer, all references to Party A (or its Credit Support Provider, as applicable) will be deemed to be references to the Transferee.

Save as otherwise provided for in this Agreement and notwithstanding Section 7, Party A will not be permitted to transfer (by way of security or otherwise) this Agreement nor any interest or obligation in or under this Agreement without the prior written consent of the Master Issuer Security Trustee.

(h)     ADDITIONAL REPRESENTATION

Section 3 is amended by the addition at the end thereof of the following additional representations (provided that the representation in Section 3(h) will be made by Party A only):

         "(g)   NO AGENCY. It is entering into this Agreement, including each
         Transaction, as principal and not as agent of any person or entity.

         (h) PARI PASSU. Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law."

(i)     RECORDING OF CONVERSATIONS

Each party to this Agreement (i) consents to the recording of the telephone conversations of trading, marketing and operations personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and (iii) agrees that in any Proceedings it will not object to the introduction of such recordings in evidence on the ground that consent was not properly given.

(j)      RELATIONSHIP BETWEEN THE PARTIES

The Agreement is amended by the insertion after Section 14 of an additional
Section 15, reading in its entirety as follows:

"15.     RELATIONSHIP BETWEEN THE PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) NON RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

(c) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser for it in respect of that Transaction."

(k)      TAX

The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

"(d)     Deduction or Withholding for Tax

(i)      Requirement to Withhold

         All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party ("X") is so required to deduct or withhold, then that party (the "DEDUCTING PARTY"):

         (1)    will promptly notify the other party ("Y") of such requirement;

         (2) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

         (3) will promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

         (4) if X is Party A, X will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the "GROSS UP AMOUNT") as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required.

(ii)     Liability

         If:

         (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax in respect of payments under this Agreement; and

         (2)    X does not so deduct or withhold; and

         (3) a liability resulting from such Tax is assessed directly against X,

         then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the "LIABILITY AMOUNT") (including any related liability for interest and penalties) together with an amount equal to the Tax payable by Party B on receipt of such amount but including any related liability for penalties only if Party A has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties).

(iii)    Tax Credit etc.

         Where Party A pays an amount in accordance with Section 2(d)(i)(4) above, Party B undertakes as follows:

         (1) to the extent that Party B obtains any Tax credit, allowance, set-off or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding giving rise to such payment (a "Tax Credit"), it will pay to Party A as soon as practical after receipt of the same so much of the cash benefit (as calculated below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required;

         (2) the "cash benefit" will, in the case of a Tax credit, allowance or set-off, be the additional amount of Tax which would have been payable by Party B in the jurisdiction referred to in clause (1) above but for the obtaining by it of the said Tax credit, allowance or set-off and, in the case of a repayment, will be the amount of the repayment together, in either case, with any related interest, repayment supplement or similar payment obtained by Party B; and

         (3) it will use all reasonable endeavours to obtain any Tax Credit as soon as is reasonably practicable provided that it will be the sole judge of the amount of such Tax Credit and of the date on which the same is received and will not be obliged to disclose to Party A any information relating to its tax affairs or tax computations save that Party B will, upon request by Party A, supply Party A with a reasonably detailed explanation of its calculation of the amount of any such Tax Credit and of the date on which the same is received."

(l)      SECURITY, ENFORCEMENT AND LIMITED RECOURSE

(i) Party A agrees with Party B and the Master Issuer Security Trustee to be bound by the terms of the Master Issuer Deed of Charge and, in particular, confirms that: (A) other than pursuant to the Credit Support Annex as contemplated in Part 5(f) or payment of any Tax Credit under this Agreement, no sum will be payable by or on behalf of Party B to it except in accordance with the provisions of the Master Issuer Deed of Charge; and (B) it will not take any steps for the winding up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B, subject to the provisions of the Master Issuer Deed of Charge.

(ii) In relation to all sums due and payable by Party B to Party A (other than Tax Credits and the return or transfer of collateral under the Credit Support Annex), Party A agrees that it will have recourse only to Master Issuer Available Funds, but always subject to the order of priority of payments set out in the Master Issuer Cash Management Agreement and the Master Issuer Deed of Charge.

(m)      CONDITION PRECEDENT

Section 2(a)(iii) will be amended by the deletion of the words "a Potential Event of Default" in respect of obligations of Party A only.

(n)      REPRESENTATIONS

Section 3(b) will be amended by the deletion of the words "or Potential Event of Default" in respect of the representation given by Party B only.

(o)      ADDITIONAL DEFINITIONS

Words and expressions defined in the Amended and Restated Master Definitions and Construction Schedule (the "MASTER SCHEDULE") and the Master Issuer Master Definitions and Construction Schedule (the "MASTER ISSUER SCHEDULE") (together the "MASTER DEFINITIONS SCHEDULE") signed on or about the date of this Agreement will, except so far as the context otherwise requires, have the same meaning in this Agreement. In the event of any inconsistency between the definitions in this Agreement and in the Master Definitions Schedule the definitions in this Agreement will prevail. In the event of any inconsistency between the Master Schedule and the Master Issuer Schedule, the Master Issuer Schedule will prevail. The rules of interpretation set out in the Master Definitions Schedule will apply to this Agreement. Any subsequent amendment made to the Master Definitions Schedule will only be binding on Party A if Party A has agreed to such amendment.

(p)      CHANGE OF ACCOUNT

Section 2(b) of this Agreement is hereby amended by the addition of the following at the end thereof:

"; provided that such new account will be in the same legal and tax jurisdiction as the original account and such new account, in the case of Party B, is held with a financial institution with a short-term, unsecured, unsubordinated and unguaranteed debt obligation rating of at least "Prime-1" (in the case of Moody's), "A-1+" (in the case of S&P) and "F1+" (in the case of Fitch) (or, if such financial institution is not rated by a Rating Agency, at such equivalent rating that is acceptable to such Rating Agency)."

(q)      MODIFICATIONS TO CLOSE-OUT PROVISIONS

Upon the occurrence of an Event of Default with respect to Party A or an Additional Termination Event which entitles Party B to terminate any Affected Transaction pursuant to Section 6(b) of the Agreement, Party B will be entitled (but not obliged in the event that it does not designate an Early Termination
Date) to proceed in accordance with Section 6 of this Agreement, subject to the following:

(i) For the purposes of Section 6(d)(i), Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing and provided Party B is able to release this information without breaching the provisions of any law applicable to, or any contractual restriction binding upon, Party B.

(ii) The following amendments will be deemed to be made to the definition of "Market Quotation":

         (A) the word "firm" will be added before the word "quotations" in the second line; and

         (B) the words ", provided that such documentation would either be the same as this Agreement and the existing confirmations hereto (and the long-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "A+" by S&P and "A1" by Moody's and the short-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "Prime-1" by Moody's and "F1" by Fitch (or, if such Reference Market-maker is not rated by a Rating Agency, at such equivalent rating that is acceptable to such Rating Agency)) or the Rating Agencies have confirmed in writing that such proposed documentation will not adversely impact the ratings of the Notes" will be added after "agree" in the sixteenth line; and

         (C) the last sentence will be deleted and replaced with the following:

                "If, on the last date set for delivery of quotations, exactly two quotations are provided, the Market Quotation will be the higher of the two quotations. If only one quotation is provided on such date, Party B may, in its discretion, accept such quotation as the Market Quotation and, if Party B does not accept such quotation, it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined. If no quotation has been provided, it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined."

                Notwithstanding any provision to the contrary, where more than one firm quotation is obtained and the replacement transaction can be executed on the firm quotations provided, then, where possible, the Market Quotation will be either (a) the lowest of the absolute values of the quotations (provided that the relevant replacement transaction can be executed at that price at the required time and date) where there would be a sum payable by Party A to Party B (without taking account of any Unpaid Amount in respect of the Credit Support Annex hereto) or (b) the highest of the quotations (provided that the relevant replacement transaction can be executed at that price at the required time and date) where there would be a sum payable by Party B to Party A (without taking account of any Unpaid Amount in respect of the Credit Support Annex hereto).

(iii) For the purpose of the definition of "Market Quotation", and without limitation of the general rights of Party B under the Agreement:

         (A) Party B will undertake to use its reasonable efforts to obtain at least three firm quotations as soon as reasonably practicable after the Early Termination Date and in any event within the time period specified pursuant to Part 5(q)(iii)(C) below;

         (B) Party A will, for the purposes of Section 6(e), be permitted to obtain on behalf of Party B quotations from Reference Market-makers;

         (C) If no quotations have been obtained within 6 Local Business Days after the occurrence of the Early Termination Date or such longer period as Party B may specify in writing to Party A, then it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined;

         (D)    Party B will be deemed to have discharged its obligations under
                Part 5(q)(iii)(A) above if it promptly requests, in writing, Party A (such request to be made within two Local Business Days after the occurrence of the Early Termination Date) to obtain on behalf of Party B quotations from Reference Market-makers. Party A agrees to act in accordance with such request; and

         (E) Party B will not be obliged to consult with Party A as to the day and time of obtaining any quotations; and

         (F) "Market Quotation" in respect of the Terminated Transactions will be determined based on the anticipated rate of reduction in the Party A Currency Amount and the Party B Currency Amount (each as defined in the Confirmation) had such Early Termination Date not occurred or been designated.

(r)      CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this Agreement will not have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms but this will not affect any right or remedy of a third party which exists or is available apart from that Act.

(s)      SCOPE OF AGREEMENT

The provisions of this Agreement shall not apply to any Transactions other than the Credit Support Annex attached hereto and the Currency Swap Transaction in respect of the Series and Class of Notes identified on the first page of this Schedule (the "RELEVANT NOTES") having a Trade Date of 6 October 2006 and entered into between Party A and Party B.

(t)      REDUCTION OF PAYMENT OBLIGATIONS

In the event that any payment made by Party B to Party A under a Transaction is less than the amount which Party B is required to pay Party A under that Transaction, the payment obligation of Party A to Party B will be rateably reduced to the extent of the reduction in the amount paid by Party B to Party
A. For the avoidance of doubt, the payment of a reduced amount by Party A under this Agreement will not constitute a breach of the payment obligations in
Section 2(a)(i).

(BILATERAL FORM - TRANSFER) 1        (ISDA AGREEMENTS SUBJECT TO ENGLISH LAW) 2

                                ISDA [REGISTER]

             International Swaps and Derivatives Association, Inc.

                             CREDIT SUPPORT ANNEX

                            to the Schedule to the

                             ISDA MASTER AGREEMENT

                           dated as of 6 October 2006

                                    between

                  Barclays Bank PLC and Permanent Master Issuer
                     ("PARTY A")              ("PARTY B")

and The Bank of New York as Security Trustee

This Annex supplements, forms part of, and is subject to, the ISDA Master Agreement referred to above and is part of its Schedule. For the purposes of this Agreement, including, without limitation, Sections 1(c), 2(a), 5 and 6 , the credit support arrangements set out in this Annex constitute a Transaction (for which this Annex constitutes the Confirmation).

PARAGRAPH 1.  INTERPRETATION

Capitalised terms not otherwise defined in this Annex or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 10, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 11 and the other provisions of this Annex, Paragraph 11 will prevail. For the avoidance of doubt, references to "transfer" in this Annex mean, in relation to cash, payment and, in relation to other assets, delivery.

___________________
1 This document is not intended to create a charge or other security interest over the assets transferred under its terms. Persons intending to establish a collateral arrangement based on the creation of a charge or other security interest should consider using the ISDA Credit Support Deed (English law) or the ISDA Credit Support Annex (New York law), as appropriate.

2 This Credit Support Annex has been prepared for use with ISDA Master Agreements subject to English law. Users should consult their legal advisers as to the proper use and effect of this form and the arrangements it contemplates. In particular, users should consult their legal advisers if they wish to have the Credit Support Annex made subject to a governing law other than English law or to have the Credit Support Annex subject to a different governing law than that governing the rest of the ISDA Master Agreement (e.g., English law for the Credit Support Annex and New York law for the rest of the ISDA Master Agreement).

PARAGRAPH 2.  CREDIT SUPPORT OBLIGATIONS

(a) DELIVERY AMOUNT. Subject to Paragraphs 3 and 4, upon a demand made by the Transferee on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Transferor's Minimum Transfer Amount, then the Transferor will transfer to the Transferee Eligible Credit Support having a Value as of the date of transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 11(b)(iii)(D)). Unless otherwise specified in Paragraph 11(b), the "Delivery Amount" applicable to the Transferor for any Valuation Date will equal the amount by which:

         (i)    the Credit Support Amount

         exceeds

         (ii) the Value as of that Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).

(b) RETURN AMOUNT. Subject to Paragraphs 3 and 4, upon a demand made by the Transferor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Transferee's Minimum Transfer Amount, then the Transferee will transfer to the Transferor Equivalent Credit Support specified by the Transferor in that demand having a Value as of the date of transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 11(b)(iii)(D)) and the Credit Support Balance will, upon such transfer, be reduced accordingly. Unless otherwise specified in Paragraph 11(b), the "Return Amount" applicable to the Transferee for any Valuation Date will equal the amount by which:

         (i) the Value as of that Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the tranfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date)

         exceeds

         (ii)   the Credit Support Amount.

PARAGRAPH 3.  TRANSFERS, CALCULATIONS AND EXCHANGES

(a) TRANSFERS. All transfers under this Annex of any Eligible Credit Support, Equivalent Credit Support, Interest Amount or Equivalent Distributions shall be made in accordance with the instructions of the Transferee or Transferor, as applicable, and shall be made:

         (i) in the case of cash, by transfer into one or more bank accounts specified by the recipient;

         (ii) in the case of certificated securities which cannot or which the parties have agreed will not be delivered by book-entry, by delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, transfer tax stamps and any other documents necessary to constitute a legally valid transfer of the transferring party's legal and beneficial title to the recipient; and

         (iii) in the case of securities which the parties have agreed will be delivered by book-entry, by the giving of written instructions (including, for the avoidance of doubt, instructions given by telex, facsimile transmission or electronic messaging system) to the relevant depository institution or other entity specified by the recipient, together with a written copy of the instructions to the recipient, sufficient, if complied with, to result in a legally effective transfer of the transferring party's legal and beneficial title to the recipient.

Subject to Paragraph 4 and unless otherwise specified, if a demand for the transfer of Eligible Credit Support or Equivalent Credit Support is received by the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the date such demand is received; if a demand is received after the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the day after the date such demand is received.

(b) CALCULATIONS. All calculations of Value and Exposure for purposes of Paragraphs 2 and 4(a) will be made by the relevant Valuation Agent as of the relevant Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or, in the case of Paragraph 4(a), following the date of calculation).

(c)      EXCHANGES.

         (i) Unless otherwise specified in Paragraph 11, the Transferor may on any Local Business Day by notice inform the Transferee that it wishes to transfer to the Transferee Eligible Credit Support specified in that notice (the "New Credit Support") in exchange for certain Eligible Credit Support (the "Original Credit Support") specified in that notice comprised in the Transferor's Credit Support Balance.

         (ii) If the Transferee notifies the Transferor that it has consented to the proposed exchange, (A) the Transferor will be obliged to transfer the New Credit Support to the Transferee on the first Settlement Day following the date on which it receives notice (which may be oral telephonic notice) from the Transferee of its consent and (B) the Transferee will be obliged to transfer to the Transferor Equivalent Credit Support in respect of the Original Credit Support not later than the Settlement Day following the date on which the Transferee receives the New Credit Support, unless otherwise specified in Paragraph 11(d) (the "Exchange Date"); provided that the Transferee will only be obliged to transfer Equivalent Credit Support with a Value as of the date of transfer as close as practicable to, but in any event not more than, the Value of the New Credit Support as of that date.

PARAGRAPH 4.  DISPUTE RESOLUTION

(a) DISPUTED CALCULATIONS OR VALUATIONS. If a party (a "Disputing Party") reasonably disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, then:

         (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following, in the case of (I) above, the date that the demand is received under Paragraph 2 or, in the case of (II) above, the date of transfer;

         (2) in the case of (I) above, the appropriate party will transfer the undisputed amount to the other party not later than the close of business on the Settlement Day following the date that the demand is received under Paragraph 2;

         (3) the parties will consult with each other in an attempt to resolve the dispute; and

         (4) if they fail to resolve the dispute by the Resolution Time, then:

                (i) in the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 11(e), the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

                      (A) utilising any calculations of that part of the Exposure attributable to the Transactions that the parties have agreed are not in dispute;

                      (B) calculating that part of the Exposure attributable to the Transactions in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction, then fewer than four quotations may be used for that Transaction, and if no quotations are available for a particular Transaction, then the Valuation Agent's original calculations will be used for the Transaction; and

                      (C) utilising the procedures specified in Paragraph 11(e)(ii) for calculating the Value, if disputed, of the outstanding Credit Support Balance;

                (ii) in the case of a dispute involving the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, the Valuation Agent will recalculate the Value as of the date of transfer pursuant to Paragraph 11(e)(ii).

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) as soon as possible but in any event not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following such notice given by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraph 3(a), make the appropriate transfer.

(b) NO EVENT OF DEFAULT. The failure by a party to make a transfer of any amount which is the subject of a dispute to which Paragraph 4(a) applies will not constitute an Event of Default for as long as the procedures set out in this Paragraph 4 are being carried out. For the avoidance of doubt, upon completion of those procedures, Section 5(a)(i) of this Agreement will apply to any failure by a party to make a transfer required under the final sentence of Paragraph 4(a) on the relevant due date.

PARAGRAPH 5. TRANSFER OF TITLE, NO SECURITY INTEREST, DISTRIBUTIONS AND INTEREST AMOUNT

(a) TRANSFER OF TITLE. Each party agrees that all right, title and interest in and to any Eligible Credit Support, Equivalent Credit Support, Equivalent Distributions or Interest Amount which it transfers to the other party under the terms of this Annex shall vest in the recipient free and clear of any liens, claims, charges or encumbrances or any other interest of the transferring party or of any third person (other than a lien routinely imposed on all securities in a relevant clearance system).

(b) NO SECURITY INTEREST. Nothing in this Annex is intended to create or does create in favour of either party any mortgage, charge, lien, pledge, encumbrance or other security interest in any cash or other property transferred by one party to the other party under the terms of this Annex.

(c)      DISTRIBUTIONS AND INTEREST AMOUNT.

         (i) DISTRIBUTIONS. The Transferee will transfer to the Transferor not later than the Settlement Day following each Distributions Date cash, securities or other property of the same type, nominal value, description and amount as the relevant Distributions ("Equivalent Distributions") to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

         (ii) INTEREST AMOUNT. Unless otherwise specified in Paragraph 11(f)(iii), the Transferee will transfer to the Transferor at the times specified in Paragraph 11(f)(ii) the relevant Interest Amount to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

PARAGRAPH 6.  DEFAULT

If an Early Termination Date is designated or deemed to occur as a result of an Event of Default in relation to a party, an amount equal to the Value of the Credit Support Balance, determined as though the Early Termination Date were a Valuation Date, will be deemed to be an Unpaid Amount due to the Transferor (which may or may not be the Defaulting Party) for purposes of Section 6(e). For the avoidance of doubt, if Market Quotation is the applicable payment measure for purposes of Section 6(e), then the Market Quotation determined under Section 6(e) in relation to the Transaction constituted by this Annex will be deemed to be zero, and, if Loss is the applicable payment measure for purposes of Section 6(e), then the Loss determined under Section 6(e) in relation to the Transaction will be limited to the Unpaid Amount representing the Value of the Credit Support Balance.

PARAGRAPH 7.  REPRESENTATION

Each party represents to the other party (which representation will be deemed to be repeated as of each date on which it transfers Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions) that it is the sole owner of or otherwise has the right to transfer all Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions it transfers to the other party under this Annex, free and clear of any security interest, lien, encumbrance or other restriction (other than a lien routinely imposed on all securities in a relevant clearance system).

PARAGRAPH 8.  EXPENSES

Each party will pay its own costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer it is required to make under this Annex) in connection with performing its obligations under this Annex, and neither party will be liable for any such costs and expenses incurred by the other party.

PARAGRAPH 9.  MISCELLANEOUS

(a) DEFAULT INTEREST. Other than in the case of an amount which is the subject of a dispute under Paragraph 4(a), if a Transferee fails to make, when due, any transfer of Equivalent Credit Support, Equivalent Distributions or the Interest Amount, it will be obliged to pay the Transferor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value on the relevant Valuation Date of the items of property that were required to be transferred, from (and including) the date that the Equivalent Credit Support, Equivalent Distributions or Interest Amount were required to be transferred to (but excluding) the date of transfer of the Equivalent Credit Support, Equivalent Distributions or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) GOOD FAITH AND COMMERCIALLY REASONABLE MANNER. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(c) DEMANDS AND NOTICES. All demands and notices given by a party under this Annex will be given as specified in Section 12 of this Agreement.

(d) SPECIFICATIONS OF CERTAIN MATTERS. Anything referred to in this Annex as being specified in Paragraph 11 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

PARAGRAPH 10.  DEFINITIONS

As used in this Annex:

"BASE CURRENCY" means the currency specified as such in Paragraph 11(a)(i).

"BASE CURRENCY EQUIVALENT" means, with respect to an amount on a Valuation Date, in the case of an amount denominated in the Base Currency, such Base Currency amount and, in the case of an amount denominated in a currency other than the Base Currency (the "Other Currency"), the amount of Base Currency required to purchase such amount of the Other Currency at the spot exchange rate determined by the Valuation Agent for value on such Valuation Date.

"CREDIT SUPPORT AMOUNT" means, with respect to a Transferor on a Valuation Date, (i) the Transferee's Exposure plus (ii) all Independent Amounts applicable to the Transferor, if any, minus (iii) all Independent Amounts applicable to the Transferee, if any, minus (iv) the Transferor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

"CREDIT SUPPORT BALANCE" means, with respect to a Transferor on a Valuation Date, the aggregate of all Eligible Credit Support that has been transferred to or received by the Transferee under this Annex, together with any Distributions and all proceeds of any such Eligible Credit Support or Distributions, as reduced pursuant to Paragraph 2(b), 3(c)(ii) or 6. Any Equivalent Distributions or Interest Amount (or portion of either) not transferred pursuant to Paragraph 5(c)(i) or (ii) will form part of the Credit Support Balance.

"DELIVERY AMOUNT" has the meaning specified in Paragraph 2(a).

"DISPUTING PARTY" has the meaning specified in Paragraph 4.

"DISTRIBUTIONS" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance consisting of securities, all principal, interest and other payments and distributions of cash or other property to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time.

"DISTRIBUTIONS DATE" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance other than cash, each date on which a holder of such Eligible Credit Support is entitled to receive Distributions or, if that date is not a Local Business Day, the next following Local Business Day.

"ELIGIBLE CREDIT SUPPORT" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 11(b)(ii) including, in relation to any securities, if applicable, the proceeds of any redemption in whole or in part of such securities by the relevant issuer.

"ELIGIBLE CURRENCY" means each currency specified as such in Paragraph 11(a)(ii), if such currency is freely available.

"EQUIVALENT CREDIT SUPPORT" means, in relation to any Eligible Credit Support comprised in the Credit Support Balance, Eligible Credit Support of the same type, nominal value, description and amount as that Eligible Credit Support.

"EQUIVALENT DISTRIBUTIONS" has the meaning specified in Paragraph 5(c)(i).

"EXCHANGE DATE" has the meaning specified in Paragraph 11(d).

"EXPOSURE" means, with respect to a party on a Valuation Date and subject to Paragraph 4 in the case of a dispute, the amount, if any, that would be payable to that party by the other party (expressed as a positive number) or by that party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(1) of this Agreement if all Transactions (other than the Transaction constituted by this Annex) were being terminated as of the relevant Valuation Time, on the basis that (i) that party is not the Affected Party and (ii) the Base Currency is the Termination Currency; provided that Market Quotations will be determined by the Valuation Agent on behalf of that party using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"INDEPENDENT AMOUNT" means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11(b)(iii)(A); if no amount is specified, zero.

"INTEREST AMOUNT" means, with respect to an Interest Period, the aggregate sum of the Base Currency Equivalents of the amounts of interest determined for each relevant currency and calculated for each day in that Interest Period on the principal amount of the portion of the Credit Support Balance comprised of cash in such currency, determined by the Valuation Agent for each such day as follows:

         (x)    the amount of cash in such currency on that day; multiplied by

         (y)    the relevant Interest Rate in effect for that day; divided by

         (z)    360 (or, in the case of pounds sterling, 365).

"INTEREST PERIOD" means the period from (and including) the last Local Business Day on which an Interest Amount was transferred (or, if no Interest Amount has yet been transferred, the Local Business Day on which Eligible Credit Support or Equivalent Credit Support in the form of cash was transferred to or received by the Transferee) to (but excluding) the Local Business Day on which the current Interest Amount is transferred.

"INTEREST RATE" means, with respect to an Eligible Currency, the rate specified in Paragraph 11(f)(i) for that currency.

"LOCAL BUSINESS DAY", unless otherwise specified in Paragraph 11(h), means:

         (i) in relation to a transfer of cash or other property (other than securities) under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment;

         (ii) in relation to a transfer of securities under this Annex, a day on which the clearance system agreed between the parties for delivery of the securities is open for the acceptance and execution of settlement instructions or, if delivery of the securities is contemplated by other means, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place(s) agreed between the parties for this purpose;

         (iii) in relation to a valuation under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place of location of the Valuation Agent and in the place(s) agreed between the parties for this purpose; and

         (iv) in relation to any notice or other communication under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place specified in the address for notice most recently provided by the recipient.

"MINIMUM TRANSFER AMOUNT" means, with respect to a party, the amount specified as such for that party in Paragraph 11(b)(iii)(C); if no amount is specified, zero.

"NEW CREDIT SUPPORT" has the meaning specified in Paragraph 3(c)(i).

"NOTIFICATION TIME" has the meaning specified in Paragraph 11(c)(iv).

"RECALCULATION DATE" means the Valuation Date that gives rise to the dispute under Paragraph 4; provided, however, that if a subsequent Valuation Date occurs under Paragraph 2 prior to the resolution of the dispute, then the "RECALCULATION DATE" means the most recent Valuation Date under Paragraph 2.

"RESOLUTION TIME" has the meaning specified in Paragraph 11(e)(i).

"RETURN AMOUNT" has the meaning specified in Paragraph 2(b).

"SETTLEMENT DAY" means, in relation to a date, (i) with respect to a transfer of cash or other property (other than securities), the next Local Business Day and (ii) with respect to a transfer of securities, the first Local Business Day after such date on which settlement of a trade in the relevant securities, if effected on such date, would have been settled in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market in which such securities are principally traded (or, in either case, if there is no such customary practice, on the first Local Business Day after such date on which it is reasonably practicable to deliver such securities).

"THRESHOLD" means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11(b)(iii)(B); if no amount is specified, zero.

"TRANSFEREE" means, in relation to each Valuation Date, the party in respect of which Exposure is a positive number and, in relation to a Credit Support Balance, the party which, subject to this Annex, owes such Credit Support Balance or, as the case may be, the Value of such Credit Support Balance to the other party.

"TRANSFEROR" means, in relation to a Transferee, the other party.

"VALUATION AGENT" has the meaning specified in Paragraph 11(c)(i).

"VALUATION DATE" means each date specified in or otherwise determined pursuant to Paragraph 11(c)(ii).

"VALUATION PERCENTAGE" means, for any item of Eligible Credit Support, the percentage specified in Paragraph 11(b)(ii).

"VALUATION TIME" has the meaning specified in Paragraph 11(c)(iii).

"VALUE" means, for any Valuation Date or other date for which Value is calculated, and subject to Paragraph 4 in the case of a dispute, with respect to:

         (i) Eligible Credit Support comprised in a Credit Support Balance that is:

                (A) an amount of cash, the Base Currency Equivalent of such amount multiplied by the applicable Valuation Percentage, if any; and

                (B) a security, the Base Currency Equivalent of the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any; and

         (ii) items that are comprised in a Credit Support Balance and are not Eligible Credit Support, zero.

PARAGRAPH 11. ELECTIONS AND VARIABLES

(a)      BASE CURRENCY AND ELIGIBLE CURRENCY.

         (i)    "BASE CURRENCY" means GBP

                "Eligible Currency" means the Base Currency and Euro.

         It is agreed by the parties that where the Credit Support Amount is transferred in a currency other than the Base Currency, the Valuation Percentage for each item listed as Eligible Credit Support in Paragraph 11(b)(ii) shall be reduced by a percentage agreed by the parties and approved by the relevant Rating Agency ("ADDITIONAL VALUATION PERCENTAGE"), which, in the case of Moody's, will be 8% or such lower percentage as agreed by the parties and approved by Moody's. For the purpose of this Annex, references to the "RELEVANT RATING AGENCY" shall mean the Rating Agency whose criteria will be used to determine the amount of Eligible Credit Support that Party A is required to transfer to Party B following a credit ratings downgrade of Party A.

(b)      CREDIT SUPPORT OBLIGATIONS.

         (i)    DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

                (A)   "DELIVERY AMOUNT" has the meaning specified in Paragraph
                     2(a), except that the words, "upon a demand made by the Transferee" shall be deleted.

                (B) "RETURN AMOUNT" has the meaning as specified in Paragraph 2(b).

                (C) "CREDIT SUPPORT AMOUNT" has the meaning given to such term in respect of the S&P Criteria, Moody's Criteria or Fitch Criteria, as applicable, as set out in Paragraph 11(h)(v) below. In circumstances where more than one of the Ratings Criteria apply to Party A, the Credit Support Amount shall be calculated by reference to the Ratings Criteria which would result in Party A transferring the greatest amount of Eligible Credit Support. Under no circumstances will Party A be required to transfer more Eligible Credit Support than the greatest amount calculated in accordance with the Ratings Criteria set out below.

         (ii) Eligible Credit Support. The following items will qualify as "Eligible Credit Support" for Party A:

                                                                    VALUATION PERCENTAGE
                (A)   cash in an Eligible Currency                  100 per cent.

                (B)   negotiable debt obligations issued by the     for the purposes of S&P,  98.5 per
                      Government of the United Kingdom or the       cent.; for the purposes of Moody's,
                      United States of America (with local and      98 per cent.; and for the purposes
                      foreign currency issuer ratings equal to or   of Fitch, the Advance Rate for the
                      greater than "AA-" by S&P, "AA-" by           relevant type of obligation and time
                      Fitch and "Aa3" by Moody's) having a          to maturity as specified in the


                      remaining time to maturity of not more        Appendix hereto (as amended by
                      than one year;                                Fitch from time to time) (the
                                                                    "ADVANCE RATE  ").

                (C)   negotiable debt obligations issued by the     for the purposes of S&P, 92 per
                      Government of the United Kingdom or the       cent.; for the purposes of Moody's,
                      United States of America (with local and      94 per cent.; and for the purposes
                      foreign currency issuer ratings equal to or   of Fitch, the Advance Rate.
                      greater than "AA-" by S&P, "AA-" by
                      Fitch and "Aa3" by Moody's) having a
                      remaining time to maturity of more than
                      one year but not more than 5 years;

                (D)   negotiable debt obligations issued by the     for the purposes of S&P, 85.4 per
                      Government of the United Kingdom or the       cent.; for the purposes of Moody's,
                      United States of America (with local and      91 per cent.; and for the purposes
                      foreign currency issuer ratings equal to or   of Fitch, the Advance Rate.
                      greater than "AA-" by S&P, "AA-" by
                      Fitch and "Aa3" by Moody's) having a
                      remaining time to maturity of more than 5
                      years but not more than 10 years;

                (E)   negotiable debt obligations issued by the     for the purposes of S&P,  77.5 per
                      Government of the United Kingdom or the       cent.; for the purposes of Moody's,
                      United States of America (with local and      77.5 per cent.; and for the purposes
                      foreign currency issuer ratings equal to or   of Fitch, the Advance Rate.
                      greater than "AA-" by S&P, "AA-" by
                      Fitch and "Aa3" by Moody's) having a
                      remaining time to maturity of more than
                      10 years but not more than 15 years; or

                (F)   such other items as agreed between Party      such Valuation Percentage as
                      A and the Rating Agencies, from time to       agreed between Party A and the
                      time, which Party B can lawfully receive      Rating Agencies from time to time
                      from, and transfer back to, Party A as        in respect of such Eligible Credit
                      required, that will qualify as Eligible       Support.
                      Credit Support.

                Where the ratings and/or the Valuation Percentages of the relevant Rating Agencies differ with respect to the same negotiable debt obligation, for the purposes of B to E above the lower of the ratings and/or the Valuation Percentages, as the case may be, shall apply.

         (iii)  THRESHOLDS.

                (A) "INDEPENDENT AMOUNT" means, for Party A and Party B, with respect to each Transaction, zero.

                (B)   "THRESHOLD" means, for Party A:

                      infinity, unless any of an Initial S&P Rating Event, a Subsequent S&P Rating Event, an Initial Moody's Rating Event, a Subsequent Moody's Rating Event, an Initial Fitch Rating Event, a First Subsequent Fitch Rating Event or a Second Subsequent Fitch Rating Event has occurred and is continuing and Party A has not taken alternative action as contemplated by Part 5(f) of the Schedule to the Agreement, in which case the Threshold for Party A shall be zero; and

                      "THRESHOLD" means, for Party B: infinity

                (C) "MINIMUM TRANSFER AMOUNT" means, with respect to Party A and Party B, GBP 50,000, provided that if (1) an Event of Default has occurred and is continuing in respect of which Party A is the Defaulting Party, or (2) an Additional Termination Event has occurred in respect of which Party A is an Affected Party, the Minimum Transfer Amount with respect to Party A shall be zero.

                (D) "ROUNDING". The Delivery Amount and the Return Amount will be rounded up and down to the nearest integral multiple of GBP 10,000 respectively, subject to the maximum Return Amount being equal to the Credit Support Balance.

(c)      VALUATION AND TIMING.

         (i)    "VALUATION AGENT" means Party A in all circumstances.

         (ii)   "VALUATION DATE" means each Local Business Day.

         (iii) "VALUATION TIME" means the close of business on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

         (iv) "NOTIFICATION TIME" means by 3:00 p.m., London time, on a Local Business Day.

(d) EXCHANGE DATE. "EXCHANGE DATE" has the meaning specified in Paragraph 3(c)(ii).

(e)      DISPUTE RESOLUTION.

         (i) "RESOLUTION TIME" means 2:00 p.m., London time, on the Local Business Day following the date on which notice is given that gives rise to a dispute under Paragraph 4.

         (ii) VALUE. For the purpose of Paragraphs 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as the case may be, on the relevant date will be calculated as follows:

                (A) with respect to any Eligible Credit Support or Equivalent Credit Support comprising securities ("SECURITIES") the Base Currency Equivalent of the sum of:

                      (a) (x) the last bid price on such date for such Securities on the principal national securities exchange on which such Securities are listed, multiplied by the applicable Valuation Percentage, or (y) where any Securities are not listed on a national securities exchange, the bid price for such Securities quoted as at the close of business on such date by any principal market maker (which shall not be and shall be independent from the Valuation Agent) for such Securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage, or (z) if no such bid price is able to be obtained for such date under sub-paragraphs (x) or (y) above, the last bid price listed determined pursuant to sub-paragraph (x), or failing which sub-paragraph (y), as of the day next preceding such date on which such prices were available, multiplied by the applicable Valuation Percentage; and

                      (b) the accrued interest where applicable on such Securities (except to the extent that such interest shall have been paid to the Transferor pursuant to Paragraph 5(c)(ii) or included in the applicable price referred to in Paragraph 11(e)(ii)(A)(a) above) as of such date, provided that it is understood that in no circumstances shall the Transferee be required to transfer a Return Amount in excess of the Credit Support Balance;

                (B) with respect to any Cash, the Base Currency Equivalent of the amount thereof; and

                (C) with respect to any Eligible Credit Support or Equivalent Credit Support other than Securities and Cash, the Base Currency Equivalent of the fair market value thereof on such date, as determined in any reasonable manner chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage.

         (iii)  ALTERNATIVE. The provisions of Paragraph 4 will apply.

(f)      DISTRIBUTION AND INTEREST AMOUNT.

         (i) INTEREST RATE. The "INTEREST RATE" in relation to each Eligible Currency specified below will be:

                Eligible Currency           Interest Rate

                EUR For the relevant determination date, "EONIA", which means the overnight rate as calculated by the European Central Bank for such day, as set forth on Telerate Page 247 or any successor page.

                GBP For the relevant determination date, "SONIA", which means the reference rate equal to the overnight rate as calculated by the Wholesale Markets Brokers'
                                            Association which appears on
                                            Telerate Page 3937 or any successor
                                            page under the heading "Sterling
                                            Overnight Index" as of 9.00 a.m.,
                                            London time, on the first London
                                            Banking Day following that day.

         (ii) TRANSFER OF INTEREST AMOUNT. The transfer of the Interest Amount will be made on the first Local Business Day following the end of each calendar month, provided that: (1) Party B has earned and received such amount of interest, and (2) a Delivery Amount would not arise as a result of, or if already existing, would not be increased by, such transfer on such date or on any other Local Business Day on which Equivalent Credit Support is to be transferred to the Transferor pursuant to Paragraph 2(b).

         (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 5(c)(ii) will apply. For the purposes of calculating the Interest Amount the amount of interest calculated for each day of the Interest Period shall, with respect to any Eligible Currency, be compounded daily.

         (iv) INTEREST AMOUNT. The definition of "INTEREST AMOUNT" in Paragraph 10 shall be deleted and replaced with the following:

                ""INTEREST AMOUNT" means, with respect to an Interest Period and each portion of the Credit Support Balance comprised of cash in an Eligible Currency, the sum of the amounts of interest determined for each day in that Interest Period by the Valuation Agent as follows:

                (x) the amount of such currency comprised in the Credit Support Balance at the close of business for general dealings in the relevant currency on such day (or, if such day is not a Local Business Day, on the immediately preceding Local Business Day); multiplied by

                (y)   the relevant Interest Rate; divided by

                (z)   360 (or in the case of Pounds Sterling, 365)."

(g)      ADDRESSES FOR TRANSFERS.

         Party A: To be advised.

         Party B: To be advised.

(H)      OTHER PROVISIONS.

         (i)    TRANSFER TIMING

                (A) The final paragraph of Paragraph 3(a) shall be deleted and replaced with the following:

                      "Subject to Paragraph 4, and unless otherwise specified, any transfer of Eligible Credit Support or Equivalent Credit Support (whether by the Transferor pursuant to Paragraph 2(a) or by the Transferee pursuant to Paragraph 2(b)) shall be made not later than the close of business on the Settlement Day."

                (B) The definition of Settlement Day shall be deleted and replaced with the following:

                      "SETTLEMENT DAY" means: in respect of a transfer of securities the first Local Business Day after the Demand Date on which settlement of a trade in the relevant securities, if effected on the Demand Date, would have occurred in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market on which such securities are principally traded (or, in either case, if there is not such customary practice, on the first Local Business Day after the Demand Date on which it is reasonably practicable to deliver such securities); and in respect of any other transfer the next Local Business Day after the Demand Date.

                (C)   For the purposes of this Paragraph 11(h)(i):

                      "DEMAND DATE" means, with respect to a transfer by a party:

                      (i) in the case of a transfer pursuant to Paragraph 2, Paragraph 3 or Paragraph 4(a)(2), the relevant Valuation Date (assuming that, in the case of any transfer to be made by the Transferee, the Transferee has received a demand on such date from the Transferor). For the purposes of Paragraph 2 and Paragraph 4(a)(2), the Transferor will be deemed to receive notice of the demand by the Transferee to make a transfer of Eligible Credit Support;

                      (ii) in the case of a transfer pursuant to Paragraph 3(c)(ii)(A), the date on which the Transferee has given its consent to the proposed exchange; and

                      (iii) in the case of a transfer pursuant to Paragraph
                            5(c)(i), the Distributions Date.

                      On each Demand Date the Transferor shall deliver to the Transferee and the Note Trustee a statement showing the amount of Eligible Credit Support to be delivered.

         (ii)   EARLY TERMINATION

                The heading of Paragraph 6 shall be deleted and replaced with "Early Termination", the words "or a Termination Event where all Transactions are Affected Transactions" shall be added after the word "party" in the second line of Paragraph 6, and the words "or an Affected Party" shall be added after the words "Defaulting Party" in the fourth line of Paragraph 6.

         (iii)  COSTS OF TRANSFER ON EXCHANGE

                Notwithstanding Paragraph 8, the Transferor will be responsible for, and will reimburse the Transferee for, all costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer that it is required to make under this Annex) in connection with performing both its and the Transferee's obligations under this Annex, including but not limited to those involved in the transfer of Eligible Credit Support or Equivalent Credit Support either from the Transferor to the Transferee or from the Transferee to the Transferor hereto.

         (iv)   SINGLE TRANSFEROR AND SINGLE TRANSFEREE

                Party A and Party B agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Transferee" as used in this Annex means only Party B, and (b) the term "Transferor" as used in this Annex means only Party A.

         (v) "RATINGS CRITERIA" means, for the purposes of determining the amount of Eligible Credit Support that Party A is required to transfer hereunder following a credit ratings downgrade where Party A has opted to or is required to transfer Eligible Credit Support in support of its obligations under the Agreement, the criteria used by S&P (as set out in S&P's Structured Finance reports entitled "Standard & Poor's Global Interest Rate and Currency Swap Counterparty Rating Criteria Expanded" dated 17 December 2003 and "Global Interest Rate and Currency Swaps:
                Calculating the Collateral Required Amount" dated 26 February
                2004) ("S&P CRITERIA"), the criteria used by Moody's as at the date of the Agreement ("MOODY'S CRITERIA") and/or the criteria used by Fitch (as set out in Fitch's Structured Finance Report entitled "Counterparty Risk in Structured Finance Transactions:
                Swap Criteria" dated 13 September 2004) ("FITCH CRITERIA"), in respect of each of which the definition of "Credit Support Amount" is set out below.

                MOODY'S CRITERIA

                "CREDIT SUPPORT AMOUNT" shall be calculated in accordance with the meaning specified in Paragraph 10, provided however, that the words "plus the Additional Collateral Amount" shall be added after the words "Transferee's Exposure" in the second line thereof.

                For such purposes "ADDITIONAL COLLATERAL AMOUNT" means with respect to a Valuation Date, the sum of (a) the Transferee's Exposure multiplied by "A" and (b) the product of "B" multiplied by the Transaction Notional Amount, where:

                (i) "A" means 2 per cent. and "B" means 1.6 per cent. if the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under the Agreement are downgraded below "A1" by Moody's, or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under the Agreement are downgraded below "Prime-1" by Moody's;

                (ii) "A" means 2 per cent. and "B" shall be equal to 3.7 per cent. if the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under the Agreement, are downgraded below "A3" by Moody's, or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under the Agreement, are downgraded below "Prime-2" by Moody's; and

                (iii) "A" means 0 per cent. and "B" means 0 per cent. in all other cases.

                S&P CRITERIA

                "CREDIT SUPPORT AMOUNT" shall mean an amount calculated in accordance with the S&P Criteria.

                FITCH CRITERIA

                "CREDIT SUPPORT AMOUNT" shall mean at any time for the purposes of the Fitch Criteria with respect to a Transferor on a Valuation Date the result of the following formula:

                            max [MV plus VC x 105 per cent multiplied by N; 0]

                where:

                "MAX" means maximum;

                "MV" means the Transferee's Exposure;

                "VC" means the applicable volatility cushion at that time determined by reference to the table headed "Volatility Cushion (%)" appearing at the end of Appendix 2 to the Fitch Criteria (and for such purpose calculating the relevant Weighted Average Life assuming a zero prepayment rate and zero default rate in relation to the mortgages beneficially owned by Party B); and

                "N" means the Transaction Notional Amount at that time.

         (vi)   CALCULATIONS

                Paragraph 3(b) of this Annex shall be amended by inserting the words "and shall provide each party (or the other party, if the Valuation Agent is a party) with a description in reasonable detail of how such calculations were made, upon reasonable request" after the word "calculations" in the third line thereof.

         (vii)  DEMANDS AND NOTICES

                All demands, specifications and notices under this Annex will be made pursuant to Section 12 of this Agreement.

         (viii) EXPOSURE

                For the purpose of calculating Exposure pursuant to the meaning set out in Paragraph 10 of the Annex, the Valuation Agent shall, unless otherwise agreed in writing by the Rating Agencies, seek two quotations from Reference Market-makers, provided that if two Reference Market-makers are not available to provide a quotation, then fewer than two Reference Market-makers may be used for such purpose, and if no Reference Market-maker is available, then the Valuation Agent's estimate at mid-market will be used. Where more than one quotation is obtained, the quotation representing the greatest amount of the Transferee's Exposure shall be used by the Valuation Agent.

         (ix)   PARAGRAPH 6

For the purposes of determining the Credit Support Balance pursuant to Paragraph 6, the definition of Value in Paragraph 10 shall be amended by deleting the words "multiplied by the applicable Valuation Percentage, if any" from sub-paragraphs (i)(A) and (i)(B).

         (x)    DISTRIBUTIONS

"Distributions" has the meaning specified in Paragraph 10, except that the words "to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time" shall be deleted and replaced by the words "received by the Transferee in respect of such Eligible Credit Support".

"Distribution Date" has the meaning specified in Paragraph 10, except that the words "a holder of such Eligible Credit Support is entitled to receive Distributions" shall be deleted and replaced by the words "Distributions are received by the Transferee".

         (xi)   DEFINITIONS

                As used in this Annex, the following terms shall mean:

                "FITCH" means Fitch Ratings Ltd and includes any successors thereto;

                "MOODY'S" means Moody's Investors Service Limited and includes any successors thereto;

                "RATING AGENCIES" means Moody's, S&P and Fitch;

                "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc. and includes any successors thereto;

                "TRANSACTION" means the cross-currency swap transaction entered into between the parties on 16 October 2006 under the Agreement.

                "TRANSACTION NOTIONAL AMOUNT" means, in respect of a Valuation Date, the Currency Amount applicable to Party A in respect of the Transaction as at such Valuation Date.

                                   APPENDIX

                              FITCH ADVANCE RATES

                     Negotiable debt obligations   Negotiable debt
                     issued by the Government      obligations issued by the
                     of the United Kingdom (%)     Government of the United
                                                   States of America (%)

Remaining Maturity
(Years)

0-1                  98                            98.5

1-3                  96                            96.5

3-5                  94.5                          94.5

5-7                  93                            93

7-10                 92                            92

10-15                89                            90

                                                               SERIES 4 CLASS B

From:              Barclays Bank PLC

To:                Permanent Master Issuer PLC
                   35 Great St. Helen's
                   London
                   EC3A 6AP

Attention:         The Secretary

To:                The Bank of New York
                   One Canada Square
                   London
                   E14 5AL

Attention:         Global Structured Finance - Corporate Trust

                                                               17 October, 2006

Dear Sirs,

CONFIRMATION - SERIES 4 CLASS B EURO TO STERLING CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below. This letter constitutes a "CONFIRMATION" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (Series 4 Class B) entered into between us, you and The Bank of New York (the "SECURITY TRUSTEE") dated as of 6 October, 2006, as amended and supplemented from time to time (the "AGREEMENT"), which this Confirmation supplements, forms part of and is subject to. Notwithstanding Section 1(b) of the Agreement, Part 5(t) of the Schedule shall prevail in the event of any inconsistency between it and this Confirmation.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS") are incorporated into this Confirmation. In the event of any inconsistency between any of the following, the first listed will govern (i) this Confirmation; (ii) the Master Definitions Schedule; and (iii) the Definitions.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

         Party A:                           Barclays Bank PLC

         Party B:                           Permanent Master Issuer PLC

         Relevant Notes:                    Series 4 Class B Notes

         Trade Date:                        6 October, 2006

         Effective Date:                    17 October, 2006

         Termination Date:                  The earlier of (i) the Quarterly
                                            Interest Payment Date falling in
                                            July 2042, (ii) the date on which
                                            all of the outstanding Relevant
                                            Notes are redeemed in full except
                                            pursuant to Condition 5(F)
                                            (Optional Redemption or Purchase
                                            for Implementation of EU Capital
                                            Requirements Directive) of the
                                            terms and conditions of the
                                            Relevant Notes and (iii) the date
                                            on which the Master Issuer Security
                                            Trustee has enforced the Master
                                            Issuer Security in accordance with
                                            the Master Issuer Deed of Charge
                                            and distributed the proceeds
                                            thereof in full.

         Currency Exchange Rate:            1.48535 EUR per GBP

         Business Days:                     London Business Day, New York
                                            Business Day and TARGET Business
                                            Day.

         Business Day Convention:           Modified Following.

         Calculation Period:                Has the meaning given to such term
                                            in the Definitions.

         Calculation Agent:                 Party A

Party A Floating Amounts:

         Party A Currency Amount:           In respect of each Party A
                                            Calculation Period, an amount in
                                            Euros equal to the principal amount
                                            outstanding of the Relevant Notes
                                            on the first day of such
                                            Calculation Period (after taking
                                            into account any redemption on such
                                            day).

         Party A Payment Dates:             Each Quarterly Interest Payment
                                            Date from and including the
                                            Quarterly Interest Payment Date
                                            falling in January 2007 up to the
                                            Termination Date and the
                                            Termination Date.

         Party A Floating Rate:             In respect of each Party A
                                            Calculation Period, EURIBOR
                                            determined in respect of the first
                                            day of such Party A Calculation
                                            Period.

         Spread: 0.15 per cent. for Party A Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in April 2013 and 0.30 per cent. thereafter.

         Party A Floating Rate Day
         Count Fraction:                    Actual/360

Party B Floating Amounts:

         Party B Currency Amount:           In respect of each Party B
                                            Calculation Period, an amount in
                                            Sterling equivalent to the Party A
                                            Currency Amount for the Party A
                                            Calculation Period commencing on
                                            the first day of such Party B
                                            Calculation Period converted by
                                            reference to the Currency Exchange
                                            Rate.

         Party B Payment Dates:             Each Quarterly Interest Payment
                                            Date from and including the
                                            Quarterly Interest Payment Date
                                            falling in January 2007 up to the
                                            Termination Date and the
                                            Termination Date.

         Party B Floating Rate:             In respect of each Party B
                                            Calculation Period, Sterling-LIBOR
                                            determined in respect of the first
                                            day of such Party B Calculation
                                            Period.

         Spread: 0.1500 per cent. for Party B Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in April 2013 and 0.5500 per cent. thereafter.

         Party B Floating Rate Day
         Count Fraction:                    Actual/365 (Fixed)

Initial Exchange:

         Initial Exchange Date:             Effective Date

         Party A Initial
         Exchange Amount:                   GBP 87,050,000

         Party B Initial
         Exchange Amount:                   EUR 129,300,000

         Interim Exchange:
         Interim Exchange Dates:            Each Quarterly Interest Payment
                                            Date (other than the Termination
                                            Date) on which any of the Relevant
                                            Notes are redeemed in whole or in
                                            part.

         Party A Interim
         Exchange Amount:                   In respect of each Interim Exchange
                                            Date, an amount in Euros equal to
                                            the principal amount of the
                                            Relevant Notes redeemed on such
                                            Interim Exchange Date.

         Party B Interim
         Exchange Amount:                   In respect of each Interim Exchange
                                            Date, the Sterling equivalent of
                                            the Party A Interim Exchange Amount
                                            for such Interim Exchange Date
                                            converted by reference to the
                                            Currency Exchange Rate.

Final Exchange:

         Final Exchange Date:               Termination Date

         Party A Final Exchange Amount:     An amount in Euros equal to the
                                            principal amount outstanding of the
                                            Relevant Notes on the Final
                                            Exchange Date (before taking into
                                            account any redemption on such
                                            day).

         Party B Final Exchange Amount:     An amount in Sterling equal to the
                                            principal amount outstanding of the
                                            Relevant Notes on the Final
                                            Exchange Date (before taking into
                                            account any redemption on such
                                            day), converted by reference to the
                                            Currency Exchange Rate.

                                            If Party B does not have sufficient
                                            principal available pursuant to the
                                            Master Issuer Cash Management
                                            Agreement to pay the Party B Final
                                            Exchange Amount in full on the
                                            Final Exchange Date and accordingly
                                            pays only a part of the Party B
                                            Final Exchange Amount to Party A on
                                            such date, Party A will be obliged
                                            on such date to deliver only the
                                            Euro equivalent of such part of the
                                            Party B Final Exchange Amount,
                                            converted by reference to the
                                            Currency Exchange Rate.

2.       Deferral of Floating Amounts:

         If any payment of interest under the Relevant Notes is deferred in accordance with the terms and conditions of the Relevant Notes, a corresponding part as determined by the Calculation Agent of the Party A Floating Amount and a pro rata part as determined by the Calculation Agent of the Party B Floating Amount which, in each case, would otherwise be due in respect of the relevant Quarterly Interest Payment Date will be deferred.

         The amount so deferred on the Party A Floating Amount will be payable on the next Party A Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party A Floating Rate (excluding the Spread)) and the Party A Floating Amount due on such date will be deemed to include such amounts.

         The amount so deferred on the Party B Floating Amount will be payable on the next Party B Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party B Floating Rate (excluding the Spread)) and the Party B Floating Amount due on such will be deemed to include such amounts.

         On any subsequent occasion if any payment of interest under the Relevant Notes is deferred (including any payment of a previous shortfall of interest or any payment of interest on such shortfall) in accordance with the terms and conditions of the Relevant Notes, all or a corresponding part as determined by the Calculation Agent of the Party A Floating Amount and a pro rata part as determined by the Calculation Agent of the Party B Floating Amount will be deferred.

         The amount so deferred on the Party A Floating Amount will be payable on the next Party A Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party A Floating Rate (excluding the Spread)) and the Party A Floating Amount due on such date will be deemed to include such amounts.

         The amount so deferred on the Party B Floating Amount will be payable on the next Party B Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party B Floating Rate (excluding the Spread)) and the Party B Floating Amount due on such date will be deemed to include such amounts.

3.       Account Details:

         Payments to Party A
         in Euros:             Bank:             Barclays Bank PLC, 54 Lombard
                                                 St, London

                               Account Number:   152021

                               Sort code:        20-00-00

                               SWIFT:            BARCGB22

                               Account name:     Barclays Swaps

         Payments to Party A
         in Sterling:          Bank:             Barclays Bank PLC, 54 Lombard
                                                 St, London

                               Account Number:   152021

                               Sort code:        20-00-00

                               SWIFT:            BARCGB22

                               Account name:     Barclays Swaps

         Payments to Party B
         in Euros:             Bank:             Citibank, N.A., London

                               Credit Account:   8378339

                               FAO:              Citibank, N.A., London

                               London Swift:     CITIGB2L

                               Reference:        CATS XS0270510810

         Payments to Party B
         in Sterling:          Bank:             The Governor and Company of
                                                 the Bank of Scotland

                               Account Number:   06052794

                               Sort Code:        12-08-83

                               Account Name:     Permanent Master Issuer PLC
                                                 Transaction Account

                               Reference:        CATS XS0270510810

         It is agreed by the parties that payments made by Party A to the Principal Paying Agent in accordance with the settlement instructions, as detailed above, will be considered an absolute and conclusive discharge of Party A's obligations to Party B in respect of such payment, regardless of whether the Principal Paying Agent makes a payment in turn to Party B. This will continue to be the case until Party B changes its account in accordance with Section 2(b) of the Agreement.

4.       Notification to Party A

         For the purpose of making any determination or calculation hereunder, the Calculation Agent may rely on any information, report, notice or certificate delivered to it by the Master Issuer Cash Manager or Party B and the Calculation Agent will not be liable for any error, incompleteness or omission regarding such information.

         No later than one (1) Business Day prior to a Quarterly Interest Payment Date, Party B, or the Master Issuer Cash Manager acting on its behalf, will notify Party A of the amount of (a) any principal payments to be made on the Relevant Notes on such Quarterly Interest Payment Date and (b) any interest payments otherwise due to be made on such Quarterly Interest Payment Date that will be deferred in accordance with the terms and conditions of the Relevant Notes.

         Party B, or the Master Issuer Cash Manager acting on its behalf, will notify Party A of the occurrence of a Note Event of Default in relation to the Relevant Notes, the delivery of a Note Acceleration Notice in relation to the Relevant Notes or the commencement of enforcement under the Master Issuer Deed of Charge as soon as practicable following such occurrence.

5.       Notice Details:

         Party A:            Barclays Bank PLC

         Address:            5 The North Colonnade
                             Canary Wharf
                             London E14 4BB

         Facsimile No.:      +44 20 7773 4932

         Email:              BGSOperations@barcap.com

         Attention:          Derivatives Director, Legal Division

         Barclays Trade ID:  1401608b

         Party B:            Permanent Master Issuer PLC

         Address:            35 Great St. Helen's
                             London
                             EC3A 6AP

         Facsimile Number:   020 7398 6325

         Attention:          The Secretary

         With a copy to: (i) the Security Trustee:

         Name:               The Bank of New York

         Address:            One Canada Square
                             London
                             E14 5AL

         Facsimile Number:   020 7964 6061/6339

         Attention:          Global Structured Finance

                       (ii)  HBOS Treasury Services plc

         Address:            33 Old Broad Street
                             London
                             EC2N 1HZ

         Facsimile Number:   020 7574 8303

         Attention:          Senior Director, Securitisation

Yours faithfully,

BARCLAYS BANK PLC

By: /s/ Jonathan Martin
Name:
Title:

Confirmed as of the date first written:

PERMANENT MASTER ISSUER PLC

By: /s/ Dipti Vekaria
Name:
Title:

THE BANK OF NEW YORK

By: /s/ Kate Russell
Name:
Title:

ICM:3556638.1

(MULTICURRENCY--CROSS BORDER)

                                ISDA[REGISTER]

                 International Swap Dealers Association, Inc.

                               MASTER AGREEMENT

                           dated as of 6 October 2006

Barclays Bank PLC and Permanent Issuer PLC and The Bank of New York as Security Trustee have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1.       INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.       OBLIGATIONS

(a)      GENERAL CONDITIONS.

         (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

         (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

         (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)      NETTING. If on any date amounts would otherwise be payable:--

         (i)    in the same currency; and

         (ii)   in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)      DEDUCTION OR WITHHOLDING FOR TAX.

         (i) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:-

                (1) promptly notify the other party ("Y") of such requirement;

                (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

                (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

                (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:

                      (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                      (B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

         (ii)   LIABILITY. If:--

                (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

                (2)   X does not so deduct or withhold; and

                (3) a liability resulting from such Tax is assessed directly against X,

         then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.       REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a)      BASIC REPRESENTATIONS.

         (i) STATUS. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

         (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

         (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

         (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

         (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.       AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

         (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

         (ii) any other documents specified in the Schedule or any Confirmation; and

         (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORISATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.       EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

         (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

         (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

         (iii)  CREDIT SUPPORT DEFAULT.

                (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

                (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

                (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

         (iv) MISREPRESENTATION. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

         (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (l) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

         (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (l) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

         (vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

                (l) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;
                (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (l) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

         (viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

                (l) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

                (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

         (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

                (l) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

                (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

         (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (l) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

         (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
         Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

         (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

         (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.       EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto,
(8).

(b)      RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

         (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

         (ii) TRANSFER TO AVOID TERMINATION EVENT. If either an Illegality under Section 5(b)(i)(l) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

         If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

         Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

         (iii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

         (iv)   RIGHT TO TERMINATE. If:--

                (l)   a transfer under Section 6(b)(ii) or an agreement under
                Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

                (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one

         Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)      EFFECT OF DESIGNATION.

         (i)    If notice designating an Early Termination Date is given under
         Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

         (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)      CALCULATIONS.

         (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (l) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

         (ii) PAYMENT DATE. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

         (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default:--

                (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of
                (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

                (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

                (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to
                (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

                (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

         (ii) TERMINATION EVENTS. If the Early Termination Date results from a Termination Event:--

                (l) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

                (2)   Two Affected Parties. If there are two Affected
                Parties:--

                      (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and
                      (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                      (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

                If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

         (iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early Termination Date occurs because "Automatic Early Termination"
         applies in respect of a party, the amount determined under this
         Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

         (iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.       TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.       CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement,
(ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.       MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)      COUNTERPARTS AND CONFIRMATIONS.

         (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

         (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.      OFFICES; MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.      EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.      NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

         (i) if in writing and delivered in person or by courier, on the date it is delivered;

         (ii) if sent by telex, on the date the recipient's answerback is received;

         (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

         (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

         (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.      GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

         (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

         (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.      DEFINITIONS

As used in this Agreement:--

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)      in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "LAWFUL" and "UNLAWFUL" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if
Section 6(e)(i)(l) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"SPECIFIED ENTITY" has the meaning specified in the Schedule.

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions),
(b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under
Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

         Barclays Bank PLC                    Permanent Master Issuer PLC
          (Name of Party)                            (Name of Party)

By: /s/ Jonathan Martin                   By: /s/ Dipti Vekaria
    Name:                                       Name:
    Title:                                      Title:
    Date:                                       Date:

The Bank of New York
   (Name of Party)

By: /s/ Kate Russell

                                                               SERIES 4 CLASS C

                                   SCHEDULE
                                    TO THE
                               MASTER AGREEMENT

                          dated as of 6 October, 2006

between

(1)      CREDIT SUISSE INTERNATIONAL ("PARTY A");

(2)      PERMANENT MASTER ISSUER PLC ("PARTY B"); and

(3) THE BANK OF NEW YORK (the "MASTER ISSUER SECURITY TRUSTEE", which expression will include its successors and assigns and which has agreed to become a party to this Agreement solely for the purpose of taking the benefit of Parts 5(b) and 5(l) of this Schedule and assuming the obligations under the final paragraph of Part 5(f) of this Schedule).

Part 1.  TERMINATION PROVISIONS

(a)     "SPECIFIED ENTITY" means in relation to Party A for the purpose of:-

         Section 5(a)(v), none

         Section 5(a)(vi), none

         Section 5(a)(vii), none

         Section 5(b)(iv), none

         and in relation to Party B for the purpose of:-

         Section 5(a)(v), none

         Section 5(a)(vi), none

         Section 5(a)(vii), none

         Section 5(b)(iv), none

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this Agreement:-

         (i)    Market Quotation will apply.

         (ii)   The Second Method will apply.

(g)      "TERMINATION CURRENCY" means Sterling.

(h) "ADDITIONAL TERMINATION EVENT" will apply. In addition to the Additional Termination Events set forth in Part 5(f)(viii) of this Schedule, the following will each constitute an Additional Termination
        Event:

         (i) The Additional Tax Representation (as defined in Part 2(b) of this Schedule), proves to have been incorrect or misleading in any material respect with respect to one or more Transactions (each an "AFFECTED TRANSACTION" for the purpose of this Additional Termination Event) when made or repeated or deemed to have been made or repeated. For the purpose of the foregoing Termination Event, the Affected Party will be Party A only.

         (ii) A redemption or purchase of the Relevant Notes occurs pursuant to Condition 5(F) (Optional Redemption or Purchase for Implementation of EU Capital Requirements Directive) of the terms and conditions thereof. For the purpose of the foregoing Termination Event: (A) for the purpose of Section 6(b)(iv), both parties will be Affected Parties; and (B) for the purpose of Section 6(e), the Affected Party will be Party B only.

Part 2.  TAX REPRESENTATIONS

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the Agreement, Party A makes the following representation (the "ADDITIONAL TAX REPRESENTATION"):

         (i) it is a party to each Transaction solely for the purposes of a trade (or part of a trade) carried on by it in the United Kingdom through a branch or agency or permanent establishment; or

         (ii) it is resident for tax purposes in the United Kingdom or in a jurisdiction with which the United Kingdom has a double tax treaty which makes provision, whether for relief or otherwise, in relation to interest.

         For the purpose of Section 3(f) of the Agreement, Party B does not make any representation.

Part 3.  AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and 4(a)(ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)      Tax forms, documents or certificates to be delivered are: none

(b)      Other documents to be delivered are:


         PARTY REQUIRED                                                   COVERED BY
         TO DELIVER         FORM/DOCUMENT/         DATE BY WHICH          SECTION 3(D)
         DOCUMENT           CERTIFICATE            TO BE DELIVERED        REPRESENTATION
         Party A and        Appropriate            On signing of this     Yes
                            evidence of
         Party B            its signatory's        Agreement
                            authority

         Party B            Certified copy of      On signing of this     Yes
                            board resolution       Agreement
                            and constitutional
                            documents

         Party A            Legal opinion in      On signing of this      No
                            form and substance    Agreement
                            satisfactory to
                            Party B

         Party B            Legal opinions from   On signing of this
                            Allen & Overy LLP     Agreement               No

         Party A            Credit Support        On signing of this      Yes
                            Document in respect   Agreement
                            of Party A specified
                            in Part 4(f) of this
                            Schedule

Part 4.  MISCELLANEOUS

(a)      ADDRESSES FOR NOTICES.

         Address for notices or communications to Party A:

         Address:         5 The North Colonnade
                          Canary Wharf
                          London E14 4BB

         Attention:       Derivatives Director, Legal Division

         Facsimile Nos.:  +44 20 7773 4932

         Email:           BGSOperations@barcap.com

         Address for notices or communications to Party B:

         Address:     35 Great St. Helen's
                      London
                      EC3A 6AP

         Attention:   The Secretary

         Facsimile No.:   020 7398 6325

         With a copy to: (i) HBOS Treasury Services plc

         Address:     33 Old Broad Street
                      London
                      EC2N 1HZ

         Attention:   Senior Director, Securitisation

         Facsimile No.:   020 7574 8303

                      (ii) the Master Issuer Security Trustee:

         Address:     The Bank of New York
                      One Canada Square
                      London
                      E14 5AL

         Attention:   Global Structured Finance - Corporate Trust

         Facsimile No.:   020 7964 6061/6339

(b)      PROCESS AGENT.  For the purpose of Section 13(c) of this Agreement:

         Party A appoints as its Process Agent:     None.

         Party B appoints as its Process Agent:     None.

(c)      OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)      MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION AGENT.  The Calculation Agent is Party A.

(f)      CREDIT SUPPORT DOCUMENT.  Details of any Credit Support Document:

         In respect of Party A: The Credit Support Annex dated the date hereof between Party A and Party B.

         In respect of Party B: None.

(g) CREDIT SUPPORT PROVIDER. Credit Support Provider means in relation to Party A, none.

         Credit Support Provider means in relation to Party B, none.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with English law.

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

Part 5.  OTHER PROVISIONS

(a)      NO SET-OFF

(i) All payments under this Agreement will be made without set-off or counterclaim, except as expressly provided for in Section 6.

(ii) Section 6(e) will be amended by the deletion of the following sentence:

         "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(b)      SECURITY INTEREST

Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Master Issuer Security Trustee (or any successor thereto) pursuant to and in accordance with the Master Issuer Deed of Charge and acknowledges notice of such assignment. Each of the parties hereby confirms and agrees that the Master Issuer Security Trustee will not be liable for any of the obligations of Party B hereunder.

(c)      DISAPPLICATION OF CERTAIN EVENTS OF DEFAULT

Section 5(a)(ii), Section 5(a)(iii), Section 5(a)(iv), Section 5(a)(v), Section 5(a)(vii)(2), (4) (to the extent that it relates to actions taken by Party A or its Affiliates), (6), (7) and (9) and Section 5(a)(viii) will not apply in respect of Party B.

Section 5(a)(vii)(8) will not apply in respect of Party B to the extent that it applies to Section 5(a)(vii)(2), (4) (to the extent that it does not apply, as described above), (6) and (7).

Section 5(a)(v) will not apply in respect of Party A.

(d)     DISAPPLICATION OF CERTAIN TERMINATION EVENTS

The "Tax Event Upon Merger" provision of Section 5(b)(iii) will not apply to Party A or to Party B.

The "Tax Event" provision of Section 5(b)(ii) will not apply to Party B and will apply to Party A, provided that the application and interpretation of
Section 5(b)(ii) shall be restricted to a Change in Tax Law, as defined below, as a result of which Party A has been or will be required to pay a Gross-Up Amount (or, as the case may be, a Liability Amount) under Section 2(d).

For these purposes "Change in Tax Law" means any enactment, promulgation, execution or ratification of, or any change in or amendment to, any law that occurs on or after the date on which the relevant Transaction is entered into.

(e)      ADDITIONAL EVENT OF DEFAULT

The following will constitute an additional Event of Default with respect to Party B:

"NOTE ACCELERATION NOTICE. A Note Acceleration Notice is served on Party B in relation to the Relevant Notes."

(f)     RATINGS EVENT

(i) If the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-1+" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by S&P (an "Initial S&P Rating Event"), then Party A will at its own cost either:

        (A) within 10 days of the Initial S&P Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex, provided that such posting of collateral shall be subject to (i) if required by S&P at the time of such posting, Party A obtaining legal opinions satisfactory to S&P in relation to such posting and
                (ii) if the short-term, unsecured and unsubordinated debt obligations or the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-2" or "BBB+", respectively, by S&P, the verification by an independent third party on a monthly basis of the valuation of collateral; or

         within 30 days of the occurrence of such Initial S&P Rating Event:

         (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if S&P confirms that such transfer would maintain the rating of the Relevant Notes by S&P at, or restore the rating of the Relevant Notes by S&P to, the level it would have been at immediately prior to such Initial S&P Rating Event);

         (C) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if S&P confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Initial S&P Rating Event); or

         (D) take such other action as Party A may agree with S&P as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial S&P Rating Event.

         If any of paragraphs (i)(B), (i)(C) or (i)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(ii) If the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-3" by S&P and, as a result of such downgrade, the then current rating of the Relevant Notes may in the reasonable opinion of S&P be downgraded or placed under review for possible downgrade (such event, a "SUBSEQUENT S&P RATING EVENT"), then Party A will, within 10 days of the occurrence of such Subsequent S&P Rating Event, at its own cost either:

         (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if S&P confirms that such transfer would maintain the rating of the Relevant Notes by S&P at, or restore the rating of the Relevant Notes by S&P to, the level it would have been at immediately prior to such Subsequent S&P Rating Event);

         (B) take such other action as Party A may agree with S&P as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Subsequent S&P Rating Event; or

         (C) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if S&P confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Subsequent S&P Rating Event), and, if, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to paragraph (i)(A) above following an Initial S&P Rating Event, it will continue to post collateral notwithstanding the occurrence of a Subsequent S&P Rating Event until such time as any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above have been satisfied.

         If any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iii)    If:

         (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A1" (or its equivalent) by Moody's; or

         (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "Prime-1" (or its equivalent) by Moody's,

         (such cessation being an "Initial Moody's Rating Event"), then Party A will at its own cost either:

         (1) within 10 days of an Initial Moody's Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

         within 30 days of the occurrence of such Initial Moody's Rating Event:

         (2) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

         (3) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's; or

         (4)    take such other action as Party A may agree with Moody's.

         If any of paragraphs (iii)(2), (iii)(3) or (iii)(4) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iii)(1) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iv)     If:

         (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated as high as "A3" (or its equivalent) by Moody's; or

         (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated as high as "Prime-2" (or its equivalent) by Moody's,

         (such cessation being a "SUBSEQUENT MOODY'S RATING EVENT"), then Party A will:

         (1) on a reasonable efforts basis, as soon as reasonably practicable after the occurrence of such Subsequent Moody's Rating Event, at its own cost, either:

                (aa) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

                (bb) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either
                      (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's; or

                (cc)  take such other action as Party A may agree with Moody's;
                      and

         (2) provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex.

         If any of paragraphs (iv)(1)(aa), (bb) or (cc) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iv)(2) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

         For the purposes of paragraphs (iii) and (iv) of this Part 5(f), "REQUIRED RATINGS" means, in respect of the relevant entity, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "Prime-1" and its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A1", or such other ratings as may be agreed with Moody's from time to time.

         In relation to paragraphs (iii)(4) and (iv)(2) above, Party A will, upon receipt of reasonable notice from Moody's demonstrate to Moody's the calculation by Party A of the mark-tomarket value of the outstanding Transactions. In relation to paragraph (iv)(2) above, Party A will, at its own cost, on receipt of reasonable notice from Moody's (which, for the avoidance of doubt, will be no less than 30 days) arrange a third party valuation of the mark-to-market value of the outstanding Transactions.

(v) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A+" (or its equivalent) by Fitch Ratings Ltd ("FITCH") or the shortterm, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F1" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (an "INITIAL FITCH RATING EVENT") then Party A will, at its own cost, either:

         (A) within 10 days of the Initial Fitch Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

         on a reasonable efforts basis within 30 days of the occurrence of such Initial Fitch Rating Event:

         (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such Initial Fitch Rating Event);

         (C) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Initial Fitch Rating Event); or

         (D) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial Fitch Rating Event.

         If any of paragraphs (v)(B), (v)(C) or (v)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (v)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(vi) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "BBB+" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F2" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (a "FIRST SUBSEQUENT FITCH RATING EVENT") then Party A will either:

         (A) within 10 days of the First Subsequent Fitch Rating Event provide collateral in the form of cash or securities in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)); or

         (B) on a reasonable efforts basis within 30 days of the occurrence of such First Subsequent Fitch Rating Event, at its own cost, attempt either to:

                (1) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event);

                (2) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event); or

                (3) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event.

         If any of paragraphs (vi)(B)(1), (2) or (3) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (v)(A) above or paragraph
         (vi)(A) will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(vii) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "BBB-" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F3" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Relevant Notes is downgraded or placed under review for possible downgrade by Fitch (a "Second Subsequent Fitch Rating Event") then Party A will, on a reasonable efforts basis within 30 days of the occurrence of such Second Subsequent Fitch Rating Event, at its own cost, attempt either to:

         (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Relevant Notes by Fitch at, or restore the rating of the Relevant Notes by Fitch to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event);

         (B) obtain a guarantee of its obligations with respect to this Agreement from a third party satisfactory to the Master Issuer Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Relevant Notes at, or restore the rating of the Relevant Notes to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event); or

         (C) take such other action as Party A may agree with Fitch as will result in the rating of the Relevant Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event.

         Pending compliance with any of paragraphs (vii)(A), (B) or (C) above, Party A will provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)). If any of paragraphs (vii)(A), (B) or (C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A under the Credit Support Annex will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(viii)   (A)    If Party A does not take any of the measures described in
                paragraph (i) above, such failure will not be or give rise to an Event of Default but will constitute an Additional
                Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial S&P
                Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (B) If, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to paragraph (i)(A) above and fails to continue to post collateral pending compliance with any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the later of the tenth day following such Subsequent S&P Rating Event and the thirtieth day following the Initial S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions. Further, it will constitute an Additional Termination Event with respect to Party A if, even if it is posting collateral as required by paragraph (ii) above and notwithstanding Section 5(a)(ii), Party A does not take any of the measures described in paragraphs (ii)(A), (ii)(B) or
                (ii)(C) above. Such Additional Termination Event will be deemed to have occurred on the tenth day following the Subsequent S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (C) If Party A does not take any of the measures described in paragraph (iii)(1), (2), (3) or (4) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the thirtieth day following the occurrence of such Initial Moody's Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (D)    If Party A does not take the measures described in paragraph
                (iv)(2) above, such failure will give rise to an Event of Default with respect to Party A and will be deemed to have occurred on the thirtieth day following such Subsequent Moody's Rating Event (or, if Party A has provided collateral in accordance with the requirements of paragraph (iii)(4) above, such Event of Default will be deemed to have occurred on the tenth day following such Subsequent Moody's Rating Event) with Party A as the Defaulting Party. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the requirements of paragraph (iv)(2) above, and notwithstanding Section 5(a)(ii), Party A has failed, having applied reasonable efforts, to either transfer as described in paragraph (iv)(1)(aa), find a co-obligor or guarantor as described in paragraph (iv)(1)(bb) or take such other action as described in paragraph (iv)(1)(cc). Such Additional Termination Event will be deemed to have occurred on the thirtieth day after receiving notice of failure to use reasonable efforts with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (E)    If Party A does not take the measures described in paragraph
                (v) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (F)    If Party A does not take the measures described in paragraph
                (vi) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the First Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (G)    If Party A does not, pending compliance with any of paragraphs
                (vii)(A), (B) or (C), continue to comply with the terms of the Credit Support Annex, such failure will give rise to an Event of Default with respect to Party A and will be deemed to have occurred on the tenth day following such Second Subsequent Fitch Rating Event with Party A as the Defaulting Party. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the above requirements, Party A has failed, within 30 days following such Second Subsequent Fitch Rating Event, to either transfer as described in paragraph (vii)(A), find a guarantor as described in paragraph (vii)(B) or take such other action as described in paragraph (vii)(C). Such Additional Termination Event will be deemed to have occurred on the thirtieth day following such Second Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (H) In the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event or Event of Default under this Part 5(f) if Party B has found a replacement counterparty willing to enter into a new transaction on terms that reflect as closely as reasonably possible, as determined by Party B in its sole and absolute discretion, the economic, legal and credit terms of the Terminated Transactions with Party A, and Party B has acquired the Master Issuer Security Trustee's prior written consent.

Each of Party B and the Master Issuer Security Trustee will use their reasonable endeavours to cooperate with Party A in entering into such documents as may reasonably be requested by Party A in connection with the provision of such collateral pursuant to this Part 5(f).

For the avoidance of doubt, if any collateral is returned or transferred to Party A pursuant to the Credit Support Annex and this Part 5(f), such collateral shall be transferred or returned directly to Party A and not applied in whole or in part to pay any other Master Issuer Secured Creditor or any other party, both prior to or subsequent to the enforcement of security constituted by the Master Issuer Deed of Charge.

(g)      TRANSFER POLICY

Section 7 of this Agreement will not apply to Party A, who will be required to comply with, and will be bound by, the following:

Without prejudice to Section 6(b)(ii) as amended in this Schedule, Party A may transfer all (but not part only) of its interests and obligations in and under this Agreement to any of its Affiliates or to any other entity (each such Affiliate or entity a "TRANSFEREE") upon providing five Business Days' prior written notice to the Note Trustee, provided that:

(i) the Transferee's short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and its long-term, unsecured and unsubordinated debt obligations are then rated not less than "AA-" by S&P, "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency) or such Transferee's obligations under this Agreement are guaranteed by an entity whose short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and whose long-term, unsecured and unsubordinated debt obligations are then rated not less than "AA-" by S&P, "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency);

(ii) the Rating Agencies have confirmed that the transfer will not result in the then current rating of the Relevant Notes being downgraded;

(iii) the Transferee will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to withhold or deduct on account of any Tax (except in respect of default interest) amounts in excess of that which Party A would, on the next succeeding Scheduled Payment Date have been required to so withhold or deduct unless the Transferee would be required to make additional payments pursuant to
         Section 2(d)(i)(4) corresponding to such excess;

(iv) a Termination Event or Event of Default does not occur as a result of such transfer;

(v) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer; and

(vi) the Transferee confirms in writing that it will accept all of the interests and obligations in and under this Agreement which are to be transferred to it in accordance with the terms of this provision.

With respect to paragraph (iii) above, each party agrees to make such Payee Tax Representations and Payer Tax Representations as may reasonably be requested by the other party in order to reasonably satisfy such other party that such withholding or deduction will not occur and that no deductibility issues will arise.

Following the transfer, all references to Party A (or its Credit Support Provider, as applicable) will be deemed to be references to the Transferee.

Save as otherwise provided for in this Agreement and notwithstanding Section 7, Party A will not be permitted to transfer (by way of security or otherwise) this Agreement nor any interest or obligation in or under this Agreement without the prior written consent of the Master Issuer Security Trustee.

(h)     ADDITIONAL REPRESENTATION

Section 3 is amended by the addition at the end thereof of the following additional representations (provided that the representation in Section 3(h) will be made by Party A only):

         "(g)   NO AGENCY. It is entering into this Agreement, including each
         Transaction, as principal and not as agent of any person or entity.

         (h) PARI PASSU. Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law."

(i)     RECORDING OF CONVERSATIONS

Each party to this Agreement (i) consents to the recording of the telephone conversations of trading, marketing and operations personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and (iii) agrees that in any Proceedings it will not object to the introduction of such recordings in evidence on the ground that consent was not properly given.

(j)      RELATIONSHIP BETWEEN THE PARTIES

The Agreement is amended by the insertion after Section 14 of an additional
Section 15, reading in its entirety as follows:

"15.     RELATIONSHIP BETWEEN THE PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) NON RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

(c) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser for it in respect of that Transaction."

(k)      TAX

The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

"(d)     Deduction or Withholding for Tax

(i)      Requirement to Withhold

         All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party ("X") is so required to deduct or withhold, then that party (the "DEDUCTING PARTY"):

         (1)    will promptly notify the other party ("Y") of such requirement;

         (2) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

         (3) will promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

         (4) if X is Party A, X will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the "GROSS UP AMOUNT") as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required.

(ii)     Liability

         If:

         (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax in respect of payments under this Agreement; and

         (2)    X does not so deduct or withhold; and

         (3) a liability resulting from such Tax is assessed directly against X,

         then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the "LIABILITY AMOUNT") (including any related liability for interest and penalties) together with an amount equal to the Tax payable by Party B on receipt of such amount but including any related liability for penalties only if Party A has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties).

(iii)    Tax Credit etc.

         Where Party A pays an amount in accordance with Section 2(d)(i)(4) above, Party B undertakes as follows:

         (1) to the extent that Party B obtains any Tax credit, allowance, set-off or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding giving rise to such payment (a "Tax Credit"), it will pay to Party A as soon as practical after receipt of the same so much of the cash benefit (as calculated below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required;

         (2) the "cash benefit" will, in the case of a Tax credit, allowance or set-off, be the additional amount of Tax which would have been payable by Party B in the jurisdiction referred to in clause (1) above but for the obtaining by it of the said Tax credit, allowance or set-off and, in the case of a repayment, will be the amount of the repayment together, in either case, with any related interest, repayment supplement or similar payment obtained by Party B; and

         (3) it will use all reasonable endeavours to obtain any Tax Credit as soon as is reasonably practicable provided that it will be the sole judge of the amount of such Tax Credit and of the date on which the same is received and will not be obliged to disclose to Party A any information relating to its tax affairs or tax computations save that Party B will, upon request by Party A, supply Party A with a reasonably detailed explanation of its calculation of the amount of any such Tax Credit and of the date on which the same is received."

(l)      SECURITY, ENFORCEMENT AND LIMITED RECOURSE

(i) Party A agrees with Party B and the Master Issuer Security Trustee to be bound by the terms of the Master Issuer Deed of Charge and, in particular, confirms that: (A) other than pursuant to the Credit Support Annex as contemplated in Part 5(f) or payment of any Tax Credit under this Agreement, no sum will be payable by or on behalf of Party B to it except in accordance with the provisions of the Master Issuer Deed of Charge; and (B) it will not take any steps for the winding up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B, subject to the provisions of the Master Issuer Deed of Charge.

(ii) In relation to all sums due and payable by Party B to Party A (other than Tax Credits and the return or transfer of collateral under the Credit Support Annex), Party A agrees that it will have recourse only to Master Issuer Available Funds, but always subject to the order of priority of payments set out in the Master Issuer Cash Management Agreement and the Master Issuer Deed of Charge.

(m)      CONDITION PRECEDENT

Section 2(a)(iii) will be amended by the deletion of the words "a Potential Event of Default" in respect of obligations of Party A only.

(n)      REPRESENTATIONS

Section 3(b) will be amended by the deletion of the words "or Potential Event of Default" in respect of the representation given by Party B only.

(o)      ADDITIONAL DEFINITIONS

Words and expressions defined in the Amended and Restated Master Definitions and Construction Schedule (the "MASTER SCHEDULE") and the Master Issuer Master Definitions and Construction Schedule (the "MASTER ISSUER SCHEDULE") (together the "MASTER DEFINITIONS SCHEDULE") signed on or about the date of this Agreement will, except so far as the context otherwise requires, have the same meaning in this Agreement. In the event of any inconsistency between the definitions in this Agreement and in the Master Definitions Schedule the definitions in this Agreement will prevail. In the event of any inconsistency between the Master Schedule and the Master Issuer Schedule, the Master Issuer Schedule will prevail. The rules of interpretation set out in the Master Definitions Schedule will apply to this Agreement. Any subsequent amendment made to the Master Definitions Schedule will only be binding on Party A if Party A has agreed to such amendment.

(p)      CHANGE OF ACCOUNT

Section 2(b) of this Agreement is hereby amended by the addition of the following at the end thereof:

"; provided that such new account will be in the same legal and tax jurisdiction as the original account and such new account, in the case of Party B, is held with a financial institution with a short-term, unsecured, unsubordinated and unguaranteed debt obligation rating of at least "Prime-1" (in the case of Moody's), "A-1+" (in the case of S&P) and "F1+" (in the case of Fitch) (or, if such financial institution is not rated by a Rating Agency, at such equivalent rating that is acceptable to such Rating Agency)."

(q)      MODIFICATIONS TO CLOSE-OUT PROVISIONS

Upon the occurrence of an Event of Default with respect to Party A or an Additional Termination Event which entitles Party B to terminate any Affected Transaction pursuant to Section 6(b) of the Agreement, Party B will be entitled (but not obliged in the event that it does not designate an Early Termination
Date) to proceed in accordance with Section 6 of this Agreement, subject to the following:

(i) For the purposes of Section 6(d)(i), Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing and provided Party B is able to release this information without breaching the provisions of any law applicable to, or any contractual restriction binding upon, Party B.

(ii) The following amendments will be deemed to be made to the definition of "Market Quotation":

         (A) the word "firm" will be added before the word "quotations" in the second line; and

         (B) the words ", provided that such documentation would either be the same as this Agreement and the existing confirmations hereto (and the long-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "A+" by S&P and "A1" by Moody's and the short-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "Prime-1" by Moody's and "F1" by Fitch (or, if such Reference Market-maker is not rated by a Rating Agency, at such equivalent rating that is acceptable to such Rating Agency)) or the Rating Agencies have confirmed in writing that such proposed documentation will not adversely impact the ratings of the Notes" will be added after "agree" in the sixteenth line; and

         (C) the last sentence will be deleted and replaced with the following:

                "If, on the last date set for delivery of quotations, exactly two quotations are provided, the Market Quotation will be the higher of the two quotations. If only one quotation is provided on such date, Party B may, in its discretion, accept such quotation as the Market Quotation and, if Party B does not accept such quotation, it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined. If no quotation has been provided, it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined."


(iii) For the purpose of the definition of "Market Quotation", and without limitation of the general rights of Party B under the Agreement:

         (A) Party B will undertake to use its reasonable efforts to obtain at least three firm quotations as soon as reasonably practicable after the Early Termination Date and in any event within the time period specified pursuant to Part 5(q)(iii)(C) below;

         (B) Party A will, for the purposes of Section 6(e), be permitted to obtain on behalf of Party B quotations from Reference Market-makers;

         (C) If no quotations have been obtained within 6 Local Business Days after the occurrence of the Early Termination Date or such longer period as Party B may specify in writing to Party A, then it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined;

         (D)    Party B will be deemed to have discharged its obligations under
                Part 5(q)(iii)(A) above if it promptly requests, in writing, Party A (such request to be made within two Local Business Days after the occurrence of the Early Termination Date) to obtain on behalf of Party B quotations from Reference Market-makers. Party A agrees to act in accordance with such request; and

         (E) Party B will not be obliged to consult with Party A as to the day and time of obtaining any quotations; and

         (F) "Market Quotation" in respect of the Terminated Transactions will be determined based on the anticipated rate of reduction in the Party A Currency Amount and the Party B Currency Amount (each as defined in the Confirmation) had such Early Termination Date not occurred or been designated.

(r)      CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this Agreement will not have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms but this will not affect any right or remedy of a third party which exists or is available apart from that Act.

(s)      SCOPE OF AGREEMENT

The provisions of this Agreement shall not apply to any Transactions other than the Credit Support Annex attached hereto and the Currency Swap Transaction in respect of the Series and Class of Notes identified on the first page of this Schedule (the "RELEVANT NOTES") having a Trade Date of 6 October 2006 and entered into between Party A and Party B.

(t)      REDUCTION OF PAYMENT OBLIGATIONS

In the event that any payment made by Party B to Party A under a Transaction is less than the amount which Party B is required to pay Party A under that Transaction, the payment obligation of Party A to Party B will be rateably reduced to the extent of the reduction in the amount paid by Party B to Party
A. For the avoidance of doubt, the payment of a reduced amount by Party A under this Agreement will not constitute a breach of the payment obligations in
Section 2(a)(i).

(BILATERAL FORM - TRANSFER) 1        (ISDA AGREEMENTS SUBJECT TO ENGLISH LAW) 2

                                ISDA [REGISTER]

             International Swaps and Derivatives Association, Inc.

                             CREDIT SUPPORT ANNEX

                            to the Schedule to the

                             ISDA MASTER AGREEMENT

                           dated as of 6 October 2006

                                    between

                Barclays Bank PLC and Permanent Master Issuer PLC
                    ("PARTY A")              ("PARTY B")

and the Bank of New York as Security Trustee

This Annex supplements, forms part of, and is subject to, the ISDA Master Agreement referred to above and is part of its Schedule. For the purposes of this Agreement, including, without limitation, Sections 1(c), 2(a), 5 and 6 , the credit support arrangements set out in this Annex constitute a Transaction (for which this Annex constitutes the Confirmation).

PARAGRAPH 1.  INTERPRETATION

Capitalised terms not otherwise defined in this Annex or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 10, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 11 and the other provisions of this Annex, Paragraph 11 will prevail. For the avoidance of doubt, references to "transfer" in this Annex mean, in relation to cash, payment and, in relation to other assets, delivery.

___________________
1 This document is not intended to create a charge or other security interest over the assets transferred under its terms. Persons intending to establish a collateral arrangement based on the creation of a charge or other security interest should consider using the ISDA Credit Support Deed (English law) or the ISDA Credit Support Annex (New York law), as appropriate.

2 This Credit Support Annex has been prepared for use with ISDA Master Agreements subject to English law. Users should consult their legal advisers as to the proper use and effect of this form and the arrangements it contemplates. In particular, users should consult their legal advisers if they wish to have the Credit Support Annex made subject to a governing law other than English law or to have the Credit Support Annex subject to a different governing law than that governing the rest of the ISDA Master Agreement (e.g., English law for the Credit Support Annex and New York law for the rest of the ISDA Master Agreement).

PARAGRAPH 2.  CREDIT SUPPORT OBLIGATIONS

(a) DELIVERY AMOUNT. Subject to Paragraphs 3 and 4, upon a demand made by the Transferee on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Transferor's Minimum Transfer Amount, then the Transferor will transfer to the Transferee Eligible Credit Support having a Value as of the date of transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 11(b)(iii)(D)). Unless otherwise specified in Paragraph 11(b), the "Delivery Amount" applicable to the Transferor for any Valuation Date will equal the amount by which:

         (i)    the Credit Support Amount

         exceeds

         (ii) the Value as of that Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).

(b) RETURN AMOUNT. Subject to Paragraphs 3 and 4, upon a demand made by the Transferor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Transferee's Minimum Transfer Amount, then the Transferee will transfer to the Transferor Equivalent Credit Support specified by the Transferor in that demand having a Value as of the date of transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 11(b)(iii)(D)) and the Credit Support Balance will, upon such transfer, be reduced accordingly. Unless otherwise specified in Paragraph 11(b), the "Return Amount" applicable to the Transferee for any Valuation Date will equal the amount by which:

         (i) the Value as of that Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the tranfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date)

         exceeds

         (ii)   the Credit Support Amount.

PARAGRAPH 3.  TRANSFERS, CALCULATIONS AND EXCHANGES

(a) TRANSFERS. All transfers under this Annex of any Eligible Credit Support, Equivalent Credit Support, Interest Amount or Equivalent Distributions shall be made in accordance with the instructions of the Transferee or Transferor, as applicable, and shall be made:

         (i) in the case of cash, by transfer into one or more bank accounts specified by the recipient;

         (ii) in the case of certificated securities which cannot or which the parties have agreed will not be delivered by book-entry, by delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, transfer tax stamps and any other documents necessary to constitute a legally valid transfer of the transferring party's legal and beneficial title to the recipient; and

         (iii) in the case of securities which the parties have agreed will be delivered by book-entry, by the giving of written instructions (including, for the avoidance of doubt, instructions given by telex, facsimile transmission or electronic messaging system) to the relevant depository institution or other entity specified by the recipient, together with a written copy of the instructions to the recipient, sufficient, if complied with, to result in a legally effective transfer of the transferring party's legal and beneficial title to the recipient.

Subject to Paragraph 4 and unless otherwise specified, if a demand for the transfer of Eligible Credit Support or Equivalent Credit Support is received by the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the date such demand is received; if a demand is received after the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the day after the date such demand is received.

(b) CALCULATIONS. All calculations of Value and Exposure for purposes of Paragraphs 2 and 4(a) will be made by the relevant Valuation Agent as of the relevant Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or, in the case of Paragraph 4(a), following the date of calculation).

(c)      EXCHANGES.

         (i) Unless otherwise specified in Paragraph 11, the Transferor may on any Local Business Day by notice inform the Transferee that it wishes to transfer to the Transferee Eligible Credit Support specified in that notice (the "New Credit Support") in exchange for certain Eligible Credit Support (the "Original Credit Support") specified in that notice comprised in the Transferor's Credit Support Balance.

         (ii) If the Transferee notifies the Transferor that it has consented to the proposed exchange, (A) the Transferor will be obliged to transfer the New Credit Support to the Transferee on the first Settlement Day following the date on which it receives notice (which may be oral telephonic notice) from the Transferee of its consent and
         (B) the Transferee will be obliged to transfer to the Transferor Equivalent Credit Support in respect of the Original Credit Support not later than the Settlement Day following the date on which the Transferee receives the New Credit Support, unless otherwise specified in Paragraph 11(d) (the "Exchange Date"); provided that the Transferee will only be obliged to transfer Equivalent Credit Support with a Value as of the date of transfer as close as practicable to, but in any event not more than, the Value of the New Credit Support as of that date.

PARAGRAPH 4.  DISPUTE RESOLUTION

(a) DISPUTED CALCULATIONS OR VALUATIONS. If a party (a "Disputing Party") reasonably disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, then:

         (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following, in the case of (I) above, the date that the demand is received under Paragraph 2 or, in the case of (II) above, the date of transfer;

         (2) in the case of (I) above, the appropriate party will transfer the undisputed amount to the other party not later than the close of business on the Settlement Day following the date that the demand is received under Paragraph 2;

         (3) the parties will consult with each other in an attempt to resolve the dispute; and

         (4) if they fail to resolve the dispute by the Resolution Time, then:

                (i) in the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 11(e), the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

                      (A) utilising any calculations of that part of the Exposure attributable to the Transactions that the parties have agreed are not in dispute;

                      (B) calculating that part of the Exposure attributable to the Transactions in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction, then fewer than four quotations may be used for that Transaction, and if no quotations are available for a particular Transaction, then the Valuation Agent's original calculations will be used for the Transaction; and

                      (C) utilising the procedures specified in Paragraph 11(e)(ii) for calculating the Value, if disputed, of the outstanding Credit Support Balance;

                (ii) in the case of a dispute involving the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, the Valuation Agent will recalculate the Value as of the date of transfer pursuant to Paragraph 11(e)(ii).

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) as soon as possible but in any event not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following such notice given by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraph 3(a), make the appropriate transfer.

(b) NO EVENT OF DEFAULT. The failure by a party to make a transfer of any amount which is the subject of a dispute to which Paragraph 4(a) applies will not constitute an Event of Default for as long as the procedures set out in this Paragraph 4 are being carried out. For the avoidance of doubt, upon completion of those procedures, Section 5(a)(i) of this Agreement will apply to any failure by a party to make a transfer required under the final sentence of Paragraph 4(a) on the relevant due date.

PARAGRAPH 5. TRANSFER OF TITLE, NO SECURITY INTEREST, DISTRIBUTIONS AND INTEREST AMOUNT

(a) TRANSFER OF TITLE. Each party agrees that all right, title and interest in and to any Eligible Credit Support, Equivalent Credit Support, Equivalent Distributions or Interest Amount which it transfers to the other party under the terms of this Annex shall vest in the recipient free and clear of any liens, claims, charges or encumbrances or any other interest of the transferring party or of any third person (other than a lien routinely imposed on all securities in a relevant clearance system).

(b) NO SECURITY INTEREST. Nothing in this Annex is intended to create or does create in favour of either party any mortgage, charge, lien, pledge, encumbrance or other security interest in any cash or other property transferred by one party to the other party under the terms of this Annex.

(c)      DISTRIBUTIONS AND INTEREST AMOUNT.

         (i) DISTRIBUTIONS. The Transferee will transfer to the Transferor not later than the Settlement Day following each Distributions Date cash, securities or other property of the same type, nominal value, description and amount as the relevant Distributions ("Equivalent Distributions") to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

         (ii) INTEREST AMOUNT. Unless otherwise specified in Paragraph 11(f)(iii), the Transferee will transfer to the Transferor at the times specified in Paragraph 11(f)(ii) the relevant Interest Amount to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

PARAGRAPH 6.  DEFAULT

If an Early Termination Date is designated or deemed to occur as a result of an Event of Default in relation to a party, an amount equal to the Value of the Credit Support Balance, determined as though the Early Termination Date were a Valuation Date, will be deemed to be an Unpaid Amount due to the Transferor (which may or may not be the Defaulting Party) for purposes of Section 6(e). For the avoidance of doubt, if Market Quotation is the applicable payment measure for purposes of Section 6(e), then the Market Quotation determined under Section 6(e) in relation to the Transaction constituted by this Annex will be deemed to be zero, and, if Loss is the applicable payment measure for purposes of Section 6(e), then the Loss determined under Section 6(e) in relation to the Transaction will be limited to the Unpaid Amount representing the Value of the Credit Support Balance.

PARAGRAPH 7.  REPRESENTATION

Each party represents to the other party (which representation will be deemed to be repeated as of each date on which it transfers Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions) that it is the sole owner of or otherwise has the right to transfer all Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions it transfers to the other party under this Annex, free and clear of any security interest, lien, encumbrance or other restriction (other than a lien routinely imposed on all securities in a relevant clearance system).

PARAGRAPH 8.  EXPENSES

Each party will pay its own costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer it is required to make under this Annex) in connection with performing its obligations under this Annex, and neither party will be liable for any such costs and expenses incurred by the other party.

PARAGRAPH 9.  MISCELLANEOUS

(a) DEFAULT INTEREST. Other than in the case of an amount which is the subject of a dispute under Paragraph 4(a), if a Transferee fails to make, when due, any transfer of Equivalent Credit Support, Equivalent Distributions or the Interest Amount, it will be obliged to pay the Transferor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value on the relevant Valuation Date of the items of property that were required to be transferred, from (and including) the date that the Equivalent Credit Support, Equivalent Distributions or Interest Amount were required to be transferred to (but excluding) the date of transfer of the Equivalent Credit Support, Equivalent Distributions or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) GOOD FAITH AND COMMERCIALLY REASONABLE MANNER. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(c) DEMANDS AND NOTICES. All demands and notices given by a party under this Annex will be given as specified in Section 12 of this Agreement.

(d) SPECIFICATIONS OF CERTAIN MATTERS. Anything referred to in this Annex as being specified in Paragraph 11 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

PARAGRAPH 10.  DEFINITIONS

As used in this Annex:

"BASE CURRENCY" means the currency specified as such in Paragraph 11(a)(i).

"BASE CURRENCY EQUIVALENT" means, with respect to an amount on a Valuation Date, in the case of an amount denominated in the Base Currency, such Base Currency amount and, in the case of an amount denominated in a currency other than the Base Currency (the "Other Currency"), the amount of Base Currency required to purchase such amount of the Other Currency at the spot exchange rate determined by the Valuation Agent for value on such Valuation Date.

"CREDIT SUPPORT AMOUNT" means, with respect to a Transferor on a Valuation Date, (i) the Transferee's Exposure plus (ii) all Independent Amounts applicable to the Transferor, if any, minus (iii) all Independent Amounts applicable to the Transferee, if any, minus (iv) the Transferor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

"CREDIT SUPPORT BALANCE" means, with respect to a Transferor on a Valuation Date, the aggregate of all Eligible Credit Support that has been transferred to or received by the Transferee under this Annex, together with any Distributions and all proceeds of any such Eligible Credit Support or Distributions, as reduced pursuant to Paragraph 2(b), 3(c)(ii) or 6. Any Equivalent Distributions or Interest Amount (or portion of either) not transferred pursuant to Paragraph 5(c)(i) or (ii) will form part of the Credit Support Balance.

"DELIVERY AMOUNT" has the meaning specified in Paragraph 2(a).

"DISPUTING PARTY" has the meaning specified in Paragraph 4.

"DISTRIBUTIONS" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance consisting of securities, all principal, interest and other payments and distributions of cash or other property to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time.

"DISTRIBUTIONS DATE" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance other than cash, each date on which a holder of such Eligible Credit Support is entitled to receive Distributions or, if that date is not a Local Business Day, the next following Local Business Day.

"ELIGIBLE CREDIT SUPPORT" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 11(b)(ii) including, in relation to any securities, if applicable, the proceeds of any redemption in whole or in part of such securities by the relevant issuer.

"ELIGIBLE CURRENCY" means each currency specified as such in Paragraph 11(a)(ii), if such currency is freely available.

"EQUIVALENT CREDIT SUPPORT" means, in relation to any Eligible Credit Support comprised in the Credit Support Balance, Eligible Credit Support of the same type, nominal value, description and amount as that Eligible Credit Support.

"EQUIVALENT DISTRIBUTIONS" has the meaning specified in Paragraph 5(c)(i).

"EXCHANGE DATE" has the meaning specified in Paragraph 11(d).

"EXPOSURE" means, with respect to a party on a Valuation Date and subject to Paragraph 4 in the case of a dispute, the amount, if any, that would be payable to that party by the other party (expressed as a positive number) or by that party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(1) of this Agreement if all Transactions (other than the Transaction constituted by this Annex) were being terminated as of the relevant Valuation Time, on the basis that (i) that party is not the Affected Party and (ii) the Base Currency is the Termination Currency; provided that Market Quotations will be determined by the Valuation Agent on behalf of that party using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"INDEPENDENT AMOUNT" means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11(b)(iii)(A); if no amount is specified, zero.

"INTEREST AMOUNT" means, with respect to an Interest Period, the aggregate sum of the Base Currency Equivalents of the amounts of interest determined for each relevant currency and calculated for each day in that Interest Period on the principal amount of the portion of the Credit Support Balance comprised of cash in such currency, determined by the Valuation Agent for each such day as follows:

         (x)    the amount of cash in such currency on that day; multiplied by

         (y)    the relevant Interest Rate in effect for that day; divided by

         (z)    360 (or, in the case of pounds sterling, 365).

"INTEREST PERIOD" means the period from (and including) the last Local Business Day on which an Interest Amount was transferred (or, if no Interest Amount has yet been transferred, the Local Business Day on which Eligible Credit Support or Equivalent Credit Support in the form of cash was transferred to or received by the Transferee) to (but excluding) the Local Business Day on which the current Interest Amount is transferred.

"INTEREST RATE" means, with respect to an Eligible Currency, the rate specified in Paragraph 11(f)(i) for that currency.

"LOCAL BUSINESS DAY", unless otherwise specified in Paragraph 11(h), means:

         (i) in relation to a transfer of cash or other property (other than securities) under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment;

         (ii) in relation to a transfer of securities under this Annex, a day on which the clearance system agreed between the parties for delivery of the securities is open for the acceptance and execution of settlement instructions or, if delivery of the securities is contemplated by other means, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place(s) agreed between the parties for this purpose;

         (iii) in relation to a valuation under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place of location of the Valuation Agent and in the place(s) agreed between the parties for this purpose; and

         (iv) in relation to any notice or other communication under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place specified in the address for notice most recently provided by the recipient.

"MINIMUM TRANSFER AMOUNT" means, with respect to a party, the amount specified as such for that party in Paragraph 11(b)(iii)(C); if no amount is specified, zero.

"NEW CREDIT SUPPORT" has the meaning specified in Paragraph 3(c)(i).

"NOTIFICATION TIME" has the meaning specified in Paragraph 11(c)(iv).

"RECALCULATION DATE" means the Valuation Date that gives rise to the dispute under Paragraph 4; provided, however, that if a subsequent Valuation Date occurs under Paragraph 2 prior to the resolution of the dispute, then the "RECALCULATION DATE" means the most recent Valuation Date under Paragraph 2.

"RESOLUTION TIME" has the meaning specified in Paragraph 11(e)(i).

"RETURN AMOUNT" has the meaning specified in Paragraph 2(b).

"SETTLEMENT DAY" means, in relation to a date, (i) with respect to a transfer of cash or other property (other than securities), the next Local Business Day and (ii) with respect to a transfer of securities, the first Local Business Day after such date on which settlement of a trade in the relevant securities, if effected on such date, would have been settled in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market in which such securities are principally traded (or, in either case, if there is no such customary practice, on the first Local Business Day after such date on which it is reasonably practicable to deliver such securities).

"THRESHOLD" means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11(b)(iii)(B); if no amount is specified, zero.

"TRANSFEREE" means, in relation to each Valuation Date, the party in respect of which Exposure is a positive number and, in relation to a Credit Support Balance, the party which, subject to this Annex, owes such Credit Support Balance or, as the case may be, the Value of such Credit Support Balance to the other party.

"TRANSFEROR" means, in relation to a Transferee, the other party.

"VALUATION AGENT" has the meaning specified in Paragraph 11(c)(i).

"VALUATION DATE" means each date specified in or otherwise determined pursuant to Paragraph 11(c)(ii).

"VALUATION PERCENTAGE" means, for any item of Eligible Credit Support, the percentage specified in Paragraph 11(b)(ii).

"VALUATION TIME" has the meaning specified in Paragraph 11(c)(iii).

"VALUE" means, for any Valuation Date or other date for which Value is calculated, and subject to Paragraph 4 in the case of a dispute, with respect to:

         (i) Eligible Credit Support comprised in a Credit Support Balance that is:

                (A) an amount of cash, the Base Currency Equivalent of such amount multiplied by the applicable Valuation Percentage, if any; and

                (B) a security, the Base Currency Equivalent of the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any; and

         (ii) items that are comprised in a Credit Support Balance and are not Eligible Credit Support, zero.

PARAGRAPH 11. ELECTIONS AND VARIABLES

(a)      BASE CURRENCY AND ELIGIBLE CURRENCY.

         (i)    "BASE CURRENCY" means GBP

                "Eligible Currency" means the Base Currency and Euro.

         It is agreed by the parties that where the Credit Support Amount is transferred in a currency other than the Base Currency, the Valuation Percentage for each item listed as Eligible Credit Support in Paragraph 11(b)(ii) shall be reduced by a percentage agreed by the parties and approved by the relevant Rating Agency ("ADDITIONAL VALUATION PERCENTAGE"), which, in the case of Moody's, will be 8% or such lower percentage as agreed by the parties and approved by Moody's. For the purpose of this Annex, references to the "RELEVANT RATING AGENCY" shall mean the Rating Agency whose criteria will be used to determine the amount of Eligible Credit Support that Party A is required to transfer to Party B following a credit ratings downgrade of Party A.

(b)      CREDIT SUPPORT OBLIGATIONS.

         (i)    DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

                (A)   "DELIVERY AMOUNT" has the meaning specified in Paragraph
                     2(a), except that the words, "upon a demand made by the Transferee" shall be deleted.

                (B) "RETURN AMOUNT" has the meaning as specified in Paragraph 2(b).

                (C) "CREDIT SUPPORT AMOUNT" has the meaning given to such term in respect of the S&P Criteria, Moody's Criteria or Fitch Criteria, as applicable, as set out in Paragraph 11(h)(v) below. In circumstances where more than one of the Ratings Criteria apply to Party A, the Credit Support Amount shall be calculated by reference to the Ratings Criteria which would result in Party A transferring the greatest amount of Eligible Credit Support. Under no circumstances will Party A be required to transfer more Eligible Credit Support than the greatest amount calculated in accordance with the Ratings Criteria set out below.

         (ii) Eligible Credit Support. The following items will qualify as "Eligible Credit Support" for Party A:

                                                                    VALUATION PERCENTAGE
                (A)   cash in an Eligible Currency                  100 per cent.

                (B)   negotiable debt obligations issued by the     for the purposes of S&P,  98.5 per
                      Government of the United Kingdom or the       cent.; for the purposes of Moody's,
                      United States of America (with local and      98 per cent.; and for the purposes
                      foreign currency issuer ratings equal to or   of Fitch, the Advance Rate for the
                      greater than "AA-" by S&P, "AA-" by           relevant type of obligation and time
                      Fitch and "Aa3" by Moody's) having a          to maturity as specified in the

                      remaining time to maturity of not more        Appendix hereto (as amended by
                      than one year;                                Fitch from time to time) (the
                                                                    "ADVANCE RATE  ").

                (C)   negotiable debt obligations issued by the     for the purposes of S&P, 92 per
                      Government of the United Kingdom or the       cent.; for the purposes of Moody's,
                      United States of America (with local and      94 per cent.; and for the purposes
                      foreign currency issuer ratings equal to or   of Fitch, the Advance Rate.
                      greater than "AA-" by S&P, "AA-" by
                      Fitch and "Aa3" by Moody's) having a
                      remaining time to maturity of more than
                      one year but not more than 5 years;

                (D)   negotiable debt obligations issued by the     for the purposes of S&P, 85.4 per
                      Government of the United Kingdom or the       cent.; for the purposes of Moody's,
                      United States of America (with local and      91 per cent.; and for the purposes
                      foreign currency issuer ratings equal to or   of Fitch, the Advance Rate.
                      greater than "AA-" by S&P, "AA-" by
                      Fitch and "Aa3" by Moody's) having a
                      remaining time to maturity of more than 5
                      years but not more than 10 years;

                (E)   negotiable debt obligations issued by the     for the purposes of S&P,  77.5 per
                      Government of the United Kingdom or the       cent.; for the purposes of Moody's,
                      United States of America (with local and      77.5 per cent.; and for the purposes
                      foreign currency issuer ratings equal to or   of Fitch, the Advance Rate.
                      greater than "AA-" by S&P, "AA-" by
                      Fitch and "Aa3" by Moody's) having a
                      remaining time to maturity of more than
                      10 years but not more than 15 years; or

                (F)   such other items as agreed between Party      such Valuation Percentage as
                      A and the Rating Agencies, from time to       agreed between Party A and the
                      time, which Party B can lawfully receive      Rating Agencies from time to time
                      from, and transfer back to, Party A as        in respect of such Eligible Credit
                      required, that will qualify as Eligible       Support.
                      Credit Support.

                Where the ratings and/or the Valuation Percentages of the relevant Rating Agencies differ with respect to the same negotiable debt obligation, for the purposes of B to E above the lower of the ratings and/or the Valuation Percentages, as the case may be, shall apply.

         (iii)  THRESHOLDS.

                (A) "INDEPENDENT AMOUNT" means, for Party A and Party B, with respect to each Transaction, zero.

                (B)   "THRESHOLD" means, for Party A:

                      infinity, unless any of an Initial S&P Rating Event, a Subsequent S&P Rating Event, an Initial Moody's Rating Event, a Subsequent Moody's Rating Event, an Initial Fitch Rating Event, a First Subsequent Fitch Rating Event or a Second Subsequent Fitch Rating Event has occurred and is continuing and Party A has not taken alternative action as contemplated by Part 5(f) of the Schedule to the Agreement, in which case the Threshold for Party A shall be zero; and

                      "THRESHOLD" means, for Party B: infinity

                (C) "MINIMUM TRANSFER AMOUNT" means, with respect to Party A and Party B, GBP 50,000, provided that if (1) an Event of Default has occurred and is continuing in respect of which Party A is the Defaulting Party, or (2) an Additional Termination Event has occurred in respect of which Party A is an Affected Party, the Minimum Transfer Amount with respect to Party A shall be zero.

                (D) "ROUNDING". The Delivery Amount and the Return Amount will be rounded up and down to the nearest integral multiple of GBP 10,000 respectively, subject to the maximum Return Amount being equal to the Credit Support Balance.

(c)      VALUATION AND TIMING.

         (i)    "VALUATION AGENT" means Party A in all circumstances.

         (ii)   "VALUATION DATE" means each Local Business Day.

         (iii) "VALUATION TIME" means the close of business on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

         (iv) "NOTIFICATION TIME" means by 3:00 p.m., London time, on a Local Business Day.

(d) EXCHANGE DATE. "EXCHANGE DATE" has the meaning specified in Paragraph 3(c)(ii).

(e)      DISPUTE RESOLUTION.

         (i) "RESOLUTION TIME" means 2:00 p.m., London time, on the Local Business Day following the date on which notice is given that gives rise to a dispute under Paragraph 4.

         (ii) VALUE. For the purpose of Paragraphs 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as the case may be, on the relevant date will be calculated as follows:

                (A) with respect to any Eligible Credit Support or Equivalent Credit Support comprising securities ("SECURITIES") the Base Currency Equivalent of the sum of:

                      (a) (x) the last bid price on such date for such Securities on the principal national securities exchange on which such Securities are listed, multiplied by the applicable Valuation Percentage, or (y) where any Securities are not listed on a national securities exchange, the bid price for such Securities quoted as at the close of business on such date by any principal market maker (which shall not be and shall be independent from the Valuation Agent) for such Securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage, or (z) if no such bid price is able to be obtained for such date under sub-paragraphs (x) or (y) above, the last bid price listed determined pursuant to sub-paragraph (x), or failing which sub-paragraph (y), as of the day next preceding such date on which such prices were available, multiplied by the applicable Valuation Percentage; and

                      (b) the accrued interest where applicable on such Securities (except to the extent that such interest shall have been paid to the Transferor pursuant to Paragraph 5(c)(ii) or included in the applicable price referred to in Paragraph 11(e)(ii)(A)(a) above) as of such date, provided that it is understood that in no circumstances shall the Transferee be required to transfer a Return Amount in excess of the Credit Support Balance;

                (B) with respect to any Cash, the Base Currency Equivalent of the amount thereof; and

                (C) with respect to any Eligible Credit Support or Equivalent Credit Support other than Securities and Cash, the Base Currency Equivalent of the fair market value thereof on such date, as determined in any reasonable manner chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage.

         (iii)  ALTERNATIVE. The provisions of Paragraph 4 will apply.

(f)      DISTRIBUTION AND INTEREST AMOUNT.

         (i) INTEREST RATE. The "INTEREST RATE" in relation to each Eligible Currency specified below will be:

                Eligible Currency           Interest Rate

                EUR For the relevant determination date, "EONIA", which means the overnight rate as calculated by the European Central Bank for such day, as set forth on Telerate Page 247 or any successor page.

                GBP For the relevant determination date, "SONIA", which means the reference rate equal to the overnight rate as calculated by the Wholesale Markets Brokers'
                                            Association which appears on
                                            Telerate Page 3937 or any successor
                                            page under the heading "Sterling
                                            Overnight Index" as of 9.00 a.m.,
                                            London time, on the first London
                                            Banking Day following that day.

         (ii) TRANSFER OF INTEREST AMOUNT. The transfer of the Interest Amount will be made on the first Local Business Day following the end of each calendar month, provided that: (1) Party B has earned and received such amount of interest, and (2) a Delivery Amount would not arise as a result of, or if already existing, would not be increased by, such transfer on such date or on any other Local Business Day on which Equivalent Credit Support is to be transferred to the Transferor pursuant to Paragraph 2(b).

         (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 5(c)(ii) will apply. For the purposes of calculating the Interest Amount the amount of interest calculated for each day of the Interest Period shall, with respect to any Eligible Currency, be compounded daily.

         (iv) INTEREST AMOUNT. The definition of "INTEREST AMOUNT" in Paragraph 10 shall be deleted and replaced with the following:

                ""INTEREST AMOUNT" means, with respect to an Interest Period and each portion of the Credit Support Balance comprised of cash in an Eligible Currency, the sum of the amounts of interest determined for each day in that Interest Period by the Valuation Agent as follows:

                (x) the amount of such currency comprised in the Credit Support Balance at the close of business for general dealings in the relevant currency on such day (or, if such day is not a Local Business Day, on the immediately preceding Local Business Day); multiplied by

                (y)   the relevant Interest Rate; divided by

                (z)   360 (or in the case of Pounds Sterling, 365)."

(g)      ADDRESSES FOR TRANSFERS.

         Party A: To be advised.

         Party B: To be advised.

(H)      OTHER PROVISIONS.

         (i)    TRANSFER TIMING

                (A) The final paragraph of Paragraph 3(a) shall be deleted and replaced with the following:

                      "Subject to Paragraph 4, and unless otherwise specified, any transfer of Eligible Credit Support or Equivalent Credit Support (whether by the Transferor pursuant to Paragraph 2(a) or by the Transferee pursuant to Paragraph 2(b)) shall be made not later than the close of business on the Settlement Day."

                (B) The definition of Settlement Day shall be deleted and replaced with the following:

                      "SETTLEMENT DAY" means: in respect of a transfer of securities the first Local Business Day after the Demand Date on which settlement of a trade in the relevant securities, if effected on the Demand Date, would have occurred in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market on which such securities are principally traded (or, in either case, if there is not such customary practice, on the first Local Business Day after the Demand Date on which it is reasonably practicable to deliver such securities); and in respect of any other transfer the next Local Business Day after the Demand Date.

                (C)   For the purposes of this Paragraph 11(h)(i):

                      "DEMAND DATE" means, with respect to a transfer by a party:

                      (i) in the case of a transfer pursuant to Paragraph 2, Paragraph 3 or Paragraph 4(a)(2), the relevant Valuation Date (assuming that, in the case of any transfer to be made by the Transferee, the Transferee has received a demand on such date from the Transferor). For the purposes of Paragraph 2 and Paragraph 4(a)(2), the Transferor will be deemed to receive notice of the demand by the Transferee to make a transfer of Eligible Credit Support;

                      (ii) in the case of a transfer pursuant to Paragraph 3(c)(ii)(A), the date on which the Transferee has given its consent to the proposed exchange; and

                      (iii) in the case of a transfer pursuant to Paragraph
                            5(c)(i), the Distributions Date.

                      On each Demand Date the Transferor shall deliver to the Transferee and the Note Trustee a statement showing the amount of Eligible Credit Support to be delivered.

         (ii)   EARLY TERMINATION

                The heading of Paragraph 6 shall be deleted and replaced with "Early Termination", the words "or a Termination Event where all Transactions are Affected Transactions" shall be added after the word "party" in the second line of Paragraph 6, and the words "or an Affected Party" shall be added after the words "Defaulting Party" in the fourth line of Paragraph 6.

         (iii)  COSTS OF TRANSFER ON EXCHANGE

                Notwithstanding Paragraph 8, the Transferor will be responsible for, and will reimburse the Transferee for, all costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer that it is required to make under this Annex) in connection with performing both its and the Transferee's obligations under this Annex, including but not limited to those involved in the transfer of Eligible Credit Support or Equivalent Credit Support either from the Transferor to the Transferee or from the Transferee to the Transferor hereto.

         (iv)   SINGLE TRANSFEROR AND SINGLE TRANSFEREE

                Party A and Party B agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Transferee" as used in this Annex means only Party B, and (b) the term "Transferor" as used in this Annex means only Party A.

         (v) "RATINGS CRITERIA" means, for the purposes of determining the amount of Eligible Credit Support that Party A is required to transfer hereunder following a credit ratings downgrade where Party A has opted to or is required to transfer Eligible Credit Support in support of its obligations under the Agreement, the criteria used by S&P (as set out in S&P's Structured Finance reports entitled "Standard & Poor's Global Interest Rate and Currency Swap Counterparty Rating Criteria Expanded" dated 17 December 2003 and "Global Interest Rate and Currency Swaps:
                Calculating the Collateral Required Amount" dated 26 February
                2004) ("S&P CRITERIA"), the criteria used by Moody's as at the date of the Agreement ("MOODY'S CRITERIA") and/or the criteria used by Fitch (as set out in Fitch's Structured Finance Report entitled "Counterparty Risk in Structured Finance Transactions:
                Swap Criteria" dated 13 September 2004) ("FITCH CRITERIA"), in respect of each of which the definition of "Credit Support Amount" is set out below.

                MOODY'S CRITERIA

                "CREDIT SUPPORT AMOUNT" shall be calculated in accordance with the meaning specified in Paragraph 10, provided however, that the words "plus the Additional Collateral Amount" shall be added after the words "Transferee's Exposure" in the second line thereof.

                For such purposes "ADDITIONAL COLLATERAL AMOUNT" means with respect to a Valuation Date, the sum of (a) the Transferee's Exposure multiplied by "A" and (b) the product of "B" multiplied by the Transaction Notional Amount, where:

                (i) "A" means 2 per cent. and "B" means 1.6 per cent. if the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under the Agreement are downgraded below "A1" by Moody's, or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under the Agreement are downgraded below "Prime-1" by Moody's;

                (ii) "A" means 2 per cent. and "B" shall be equal to 3.7 per cent. if the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under the Agreement, are downgraded below "A3" by Moody's, or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under the Agreement, are downgraded below "Prime-2" by Moody's; and

                (iii) "A" means 0 per cent. and "B" means 0 per cent. in all other cases.

                S&P CRITERIA

                "CREDIT SUPPORT AMOUNT" shall mean an amount calculated in accordance with the S&P Criteria.

                FITCH CRITERIA

                "CREDIT SUPPORT AMOUNT" shall mean at any time for the purposes of the Fitch Criteria with respect to a Transferor on a Valuation Date the result of the following formula:

                            max [MV plus VC x 105 per cent multiplied by N; 0]

                where:

                "MAX" means maximum;

                "MV" means the Transferee's Exposure;

                "VC" means the applicable volatility cushion at that time determined by reference to the table headed "Volatility Cushion (%)" appearing at the end of Appendix 2 to the Fitch Criteria (and for such purpose calculating the relevant Weighted Average Life assuming a zero prepayment rate and zero default rate in relation to the mortgages beneficially owned by Party B); and

                "N" means the Transaction Notional Amount at that time.

         (vi)   CALCULATIONS

                Paragraph 3(b) of this Annex shall be amended by inserting the words "and shall provide each party (or the other party, if the Valuation Agent is a party) with a description in reasonable detail of how such calculations were made, upon reasonable request" after the word "calculations" in the third line thereof.

         (vii)  DEMANDS AND NOTICES

                All demands, specifications and notices under this Annex will be made pursuant to Section 12 of this Agreement.

         (viii) EXPOSURE

                For the purpose of calculating Exposure pursuant to the meaning set out in Paragraph 10 of the Annex, the Valuation Agent shall, unless otherwise agreed in writing by the Rating Agencies, seek two quotations from Reference Market-makers, provided that if two Reference Market-makers are not available to provide a quotation, then fewer than two Reference Market-makers may be used for such purpose, and if no Reference Market-maker is available, then the Valuation Agent's estimate at mid-market will be used. Where more than one quotation is obtained, the quotation representing the greatest amount of the Transferee's Exposure shall be used by the Valuation Agent.

         (ix)   PARAGRAPH 6

For the purposes of determining the Credit Support Balance pursuant to Paragraph 6, the definition of Value in Paragraph 10 shall be amended by deleting the words "multiplied by the applicable Valuation Percentage, if any" from sub-paragraphs (i)(A) and (i)(B).

         (x)    DISTRIBUTIONS

"Distributions" has the meaning specified in Paragraph 10, except that the words "to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time" shall be deleted and replaced by the words "received by the Transferee in respect of such Eligible Credit Support".

"Distribution Date" has the meaning specified in Paragraph 10, except that the words "a holder of such Eligible Credit Support is entitled to receive Distributions" shall be deleted and replaced by the words "Distributions are received by the Transferee".

         (xi)   DEFINITIONS

                As used in this Annex, the following terms shall mean:

                "FITCH" means Fitch Ratings Ltd and includes any successors thereto;

                "MOODY'S" means Moody's Investors Service Limited and includes any successors thereto;

                "RATING AGENCIES" means Moody's, S&P and Fitch;

                "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc. and includes any successors thereto;

                "TRANSACTION" means the cross-currency swap transaction entered into between the parties on 16 October 2006 under the Agreement.

                "TRANSACTION NOTIONAL AMOUNT" means, in respect of a Valuation Date, the Currency Amount applicable to Party A in respect of the Transaction as at such Valuation Date.

                                   APPENDIX

                              FITCH ADVANCE RATES

                     Negotiable debt obligations   Negotiable debt
                     issued by the Government      obligations issued by the
                     of the United Kingdom (%)     Government of the United
                                                   States of America (%)

Remaining Maturity
(Years)

0-1                  98                            98.5

1-3                  96                            96.5

3-5                  94.5                          94.5

5-7                  93                            93

7-10                 92                            92

10-15                89                            90

                                                               SERIES 4 CLASS C

From:              Barclays Bank PLC

To:                Permanent Master Issuer PLC
                   35 Great St. Helen's
                   London
                   EC3A 6AP

Attention:         The Secretary

To:                The Bank of New York
                   One Canada Square
                   London
                   E14 5AL

Attention:         Global Structured Finance - Corporate Trust

                                                               17 October, 2006

Dear Sirs,

CONFIRMATION - SERIES 4 CLASS C EURO TO STERLING CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below. This letter constitutes a "CONFIRMATION" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (Series 4 Class C) entered into between us, you and The Bank of New York (the "SECURITY TRUSTEE") dated as of 6 October, 2006, as amended and supplemented from time to time (the "AGREEMENT"), which this Confirmation supplements, forms part of and is subject to. Notwithstanding Section 1(b) of the Agreement, Part 5(t) of the Schedule shall prevail in the event of any inconsistency between it and this Confirmation.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS") are incorporated into this Confirmation. In the event of any inconsistency between any of the following, the first listed will govern (i) this Confirmation; (ii) the Master Definitions Schedule; and (iii) the Definitions.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

         Party A:                           Barclays Bank PLC

         Party B:                           Permanent Master Issuer PLC

         Relevant Notes:                    Series 4 CLASS C Notes

         Trade Date:                        6 October, 2006

         Effective Date:                    17 October, 2006

         Termination Date:                  The earlier of (i) the Quarterly
                                            Interest Payment Date falling in
                                            July 2042, (ii) the date on which
                                            all of the outstanding Relevant
                                            Notes are redeemed in full except
                                            pursuant to

                                            Condition 5(F) (Optional Redemption
                                            or Purchase for Implementation of
                                            EU Capital Requirements Directive)
                                            of the terms and conditions of the
                                            Relevant Notes and (iii) the date
                                            on which the Master Issuer Security
                                            Trustee has enforced the Master
                                            Issuer Security in accordance with
                                            the Master Issuer Deed of Charge
                                            and distributed the proceeds
                                            thereof in full.

         Currency Exchange Rate:            1.48535 EUR per GBP

         Business Days:                     London Business Day, New York
                                            Business Day and TARGET Business
                                            Day.

         Business Day Convention:           Modified Following.

         Calculation Period:                Has the meaning given to such term
                                            in the Definitions.

         Calculation Agent:                 Party A

Party A Floating Amounts:

         Party A Currency Amount:           In respect of each Party A
                                            Calculation Period, an amount in
                                            Euros equal to the principal amount
                                            outstanding of the Relevant Notes
                                            on the first day of such
                                            Calculation Period (after taking
                                            into account any redemption on such
                                            day).

         Party A Payment Dates:             Each Quarterly Interest Payment
                                            Date from and including the
                                            Quarterly Interest Payment Date
                                            falling in January 2007 up to the
                                            Termination Date and the
                                            Termination Date.

         Party A Floating Rate:             In respect of each Party A
                                            Calculation Period, EURIBOR
                                            determined in respect of the first
                                            day of such Party A Calculation
                                            Period.

         Spread: 0.45 per cent. for Party A Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in April 2013 and 0.90 per cent. thereafter.

         Party A Floating Rate Day
         Count Fraction:                    Actual/360

Party B Floating Amounts:

         Party B Currency Amount:           In respect of each Party B
                                            Calculation Period, an amount in
                                            Sterling equivalent to the Party A
                                            Currency Amount for the Party A
                                            Calculation Period commencing on
                                            the first day of such Party B
                                            Calculation Period converted by
                                            reference to the Currency Exchange
                                            Rate.

         Party B Payment Dates:             Each Quarterly Interest Payment
                                            Date from and including the
                                            Quarterly Interest Payment Date
                                            falling in January 2007 up to the
                                            Termination Date and the
                                            Termination Date.

         Party B Floating Rate:             In respect of each Party B
                                            Calculation Period, Sterling-LIBOR
                                            determined in respect of the first
                                            day of such Party B Calculation
                                            Period.

         Spread: 0.4707 per cent. for Party B Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in April 2013 and 1.1914 per cent. thereafter.

         Party B Floating Rate Day
         Count Fraction:                    Actual/365 (Fixed)

Initial Exchange:

         Initial Exchange Date:             Effective Date

         Party A Initial
         Exchange Amount:                   GBP 87,050,000

         Party B Initial
         Exchange Amount:                   EUR 129,300,000

         Interim Exchange:
         Interim Exchange Dates:            Each Quarterly Interest Payment
                                            Date (other than the Termination
                                            Date) on which any of the Relevant
                                            Notes are redeemed in whole or in
                                            part.

         Party A Interim
         Exchange Amount:                   In respect of each Interim Exchange
                                            Date, an amount in Euros equal to
                                            the principal amount of the
                                            Relevant Notes redeemed on such
                                            Interim Exchange Date.

         Party B Interim
         Exchange Amount:                   In respect of each Interim Exchange
                                            Date, the Sterling equivalent of
                                            the Party A Interim Exchange Amount
                                            for such Interim Exchange Date
                                            converted by reference to the
                                            Currency Exchange Rate.

Final Exchange:

         Final Exchange Date:               Termination Date

         Party A Final Exchange Amount:     An amount in Euros equal to the
                                            principal amount outstanding of the
                                            Relevant Notes on the Final
                                            Exchange Date (before taking into
                                            account any redemption on such
                                            day).

         Party B Final Exchange Amount:     An amount in Sterling equal to the
                                            principal amount outstanding of the
                                            Relevant Notes on the Final
                                            Exchange Date (before taking into
                                            account any redemption on such
                                            day), converted by reference to the
                                            Currency Exchange Rate.

                                            If Party B does not have sufficient
                                            principal available pursuant to the
                                            Master Issuer Cash Management

                                            Agreement to pay the Party B Final
                                            Exchange Amount in full on the
                                            Final Exchange Date and accordingly
                                            pays only a part of the Party B
                                            Final Exchange Amount to Party A on
                                            such date, Party A will be obliged
                                            on such date to deliver only the
                                            Euro equivalent of such part of the
                                            Party B Final Exchange Amount,
                                            converted by reference to the
                                            Currency Exchange Rate.

2.       Deferral of Floating Amounts:

         If any payment of interest under the Relevant Notes is deferred in accordance with the terms and conditions of the Relevant Notes, a corresponding part as determined by the Calculation Agent of the Party A Floating Amount and a pro rata part as determined by the Calculation Agent of the Party B Floating Amount which, in each case, would otherwise be due in respect of the relevant Quarterly Interest Payment Date will be deferred.

         The amount so deferred on the Party A Floating Amount will be payable on the next Party A Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party A Floating Rate (excluding the Spread)) and the Party A Floating Amount due on such date will be deemed to include such amounts.

         The amount so deferred on the Party B Floating Amount will be payable on the next Party B Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party B Floating Rate (excluding the Spread)) and the Party B Floating Amount due on such will be deemed to include such amounts.

         On any subsequent occasion if any payment of interest under the Relevant Notes is deferred (including any payment of a previous shortfall of interest or any payment of interest on such shortfall) in accordance with the terms and conditions of the Relevant Notes, all or a corresponding part as determined by the Calculation Agent of the Party A Floating Amount and a pro rata part as determined by the Calculation Agent of the Party B Floating Amount will be deferred.

         The amount so deferred on the Party A Floating Amount will be payable on the next Party A Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party A Floating Rate (excluding the Spread)) and the Party A Floating Amount due on such date will be deemed to include such amounts.

         The amount so deferred on the Party B Floating Amount will be payable on the next Party B Payment Date subject to further deferral (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party B Floating Rate (excluding the Spread)) and the Party B Floating Amount due on such date will be deemed to include such amounts.

3.       Account Details:

         Payments to Party A
         in Euros:             Bank:             Barclays Bank PLC, 54 Lombard
                                                 St, London

                               Account Number:   152021

                               Sort code:        20-00-00

                               SWIFT:            BARCGB22

                               Account name:     Barclays Swaps

         Payments to Party A
         in Sterling:          Bank:             Barclays Bank PLC, 54 Lombard
                                                 St, London

                               Account Number:   152021

                               Sort code:        20-00-00

                               SWIFT:            BARCGB22

                               Account name:     Barclays Swaps

         Payments to Party B
         in Euros:             Bank:             Citibank, N.A., London

                               Credit Account:   8378339

                               FAO:              Citibank, N.A., London

                               London Swift:     CITIGB2L

                               Reference:        CATS XS0270511115

         Payments to Party B
         in Sterling:          Bank:             The Governor and Company of
                                                 the Bank of Scotland

                               Account Number:   06052794

                               Sort Code:        12-08-83

                               Account Name:     Permanent Master Issuer PLC
                                                 Transaction Account

                               Reference:        CATS XS0270511115

         It is agreed by the parties that payments made by Party A to the Principal Paying Agent in accordance with the settlement instructions, as detailed above, will be considered an absolute and conclusive discharge of Party A's obligations to Party B in respect of such payment, regardless of whether the Principal Paying Agent makes a payment in turn to Party B. This will continue to be the case until Party B changes its account in accordance with Section 2(b) of the Agreement.

4.       Notification to Party A

         For the purpose of making any determination or calculation hereunder, the Calculation Agent may rely on any information, report, notice or certificate delivered to it by the Master Issuer Cash Manager or Party B and the Calculation Agent will not be liable for any error, incompleteness or omission regarding such information.

         No later than one (1) Business Day prior to a Quarterly Interest Payment Date, Party B, or the Master Issuer Cash Manager acting on its behalf, will notify Party A of the amount of (a) any principal payments to be made on the Relevant Notes on such Quarterly Interest Payment Date and (b) any interest payments otherwise due to be made on such Quarterly Interest Payment Date that will be deferred in accordance with the terms and conditions of the Relevant Notes.

         Party B, or the Master Issuer Cash Manager acting on its behalf, will notify Party A of the occurrence of a Note Event of Default in relation to the Relevant Notes, the delivery of a Note Acceleration Notice in relation to the Relevant Notes or the commencement of enforcement under the Master Issuer Deed of Charge as soon as practicable following such occurrence.

5.       Notice Details:

         Party A:            Barclays Bank PLC

         Address:            5 The North Colonnade
                             Canary Wharf
                             London E14 4BB

         Facsimile No.:      +44 20 7773 4932

         Email:              BGSOperations@barcap.com

         Attention:          Derivatives Director, Legal Division

         Barclays Trade ID:  1401584b

         Party B:            Permanent Master Issuer PLC

         Address:            35 Great St. Helen's
                             London
                             EC3A 6AP

         Facsimile Number:   020 7398 6325

         Attention:          The Secretary

         With a copy to: (i) the Security Trustee:

         Name:               The Bank of New York

         Address:            One Canada Square
                             London
                             E14 5AL

         Facsimile Number:   020 7964 6061/6339

         Attention:          Global Structured Finance

                       (ii)  HBOS Treasury Services plc

         Address:            33 Old Broad Street
                             London
                             EC2N 1HZ

         Facsimile Number:   020 7574 8303

         Attention:          Senior Director, Securitisation

Yours faithfully,

BARCLAYS BANK PLC

By: /s/ Jonathan Martin
Name:
Title:

Confirmed as of the date first written:

PERMANENT MASTER ISSUER PLC

By: /s/ Dipti Vekaria
Name:
Title:

THE BANK OF NEW YORK

By: /s/ Kate Russell
Name:
Title:

ICM:3556560.1